MFS[R]/Sun Life Series Trust

ANNUAL REPORT o December 31, 1998

Bond Series
Government Securities Series
High Yield Series
International Growth and Income Series
MFS [RegTM]/Foreign & Colonial Emerging
 Markets Equity Series
Money Market Series
Strategic Income Series
World Asset Allocation Series
World Governments Series
World Total Return Series
Zero Coupon Series, Portfolio 2000

MFS Celebrates its Diamond Anniversary!

March 21, 1999, marks the 75th anniversary of MFS' invention of the mutual fund. The mutual fund industry has brought the power of investing to every American, offering them the opportunity for college degrees, home ownership, and comfortable retirement. Imagine today's world without mutual funds. We couldn't. And while the years ahead will bring a number of challenges, our 75 years of experience will help guide a new generation of investors into the future.


MFS 75 year
EXPERIENCE THE FUTURE [sm]


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           NOT FDIC INSURED     MAY LOSE VALUE     NO BANK GUARANTEE
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

Letter from the Chairman

Dear Contract Owners:

In 1999, MFS celebrates its 75th anniversary. The nation's first mutual fund -- our Massachusetts Investors Trust (MIT) -- was introduced to the public on March 21, 1924. Since then, MFS Investment Management[RegTM], the company that grew out of that original fund, has helped guide investors through many economic and investment cycles, primarily by focusing on the long-term opportunities created by an expanding global economy. As of December 31, 1998, MFS manages nearly $100 billion, and the firm's 2,000 people serve almost four million investors and their financial advisers worldwide.

One of the elements in the success of MIT did not exist before our founders invented it in 1924. That is daily redemption. This feature, through which new shares were created when people invested in MIT and were redeemed when people sold, was an important change. As a result, the price of a mutual fund's shares wasn't determined by supply and demand, but by the value of the securities owned by the portfolio.

Another factor in our growth was the development of one of the industry's first internal research departments in 1932. Unlike companies that rely on Wall Street research reports, which can be used by many investors at the same time, MIT's managers built its long-term track record by visiting companies, talking to managers and competitors, and "kicking the tires" so they could judge the quality and potential of each company's products and services for themselves. Today, MFS has more than 100 full-time portfolio managers, stock analysts, and credit analysts who track the equity and bond markets. That number includes over 35 equity analysts who specialize in industries such as aviation, media, technology, automobiles, and utilities.

While MIT introduced the daily redemption feature, that was not our only invention. We also established the nation's first global bond fund, the first high-yield municipal bond fund, and the first high-yield municipal closed-end bond fund. MFS also was among the leaders in the mutual fund industry in introducing variable annuity accounts.

We are proud of the record of MIT and of all the products offered by MFS, but we are also proud of our long-standing relationship with financial advisers. Not only do we believe investors can benefit from the advice of these experts but, as was shown during the market volatility of 1998, people who work with financial advisers are less likely to abandon their carefully designed, long-term investment strategies.

Our ability to service your investment and information needs is also extremely important to us. The Sun Life Annuity Service Center handles millions of transactions and phone calls every year. Supporting the work of financial advisers, promptly sending out statements and confirmations, and answering hundreds of investors' questions every day are crucial elements in maintaining long-term relationships with our contract owners.

If there is a common thread running through these milestones, it is our unswerving commitment to providing you with the best possible investment management and contract owner service, just as we have done for the past 75 years.

As we celebrate this anniversary, it is also a time for MFS to look ahead and build on our 75 years of innovation and experience to help meet your investment needs in the next century. We appreciate your confidence and welcome any questions or comments you may have.

On behalf of the Board of Trustees,

    John D. McNeil
/s/--------------------------
    John D. McNeil
    Chairman
    Board of Trustees

January 15, 1999

Management Review and Outlook

Bond Series

The Series commenced operations on May 6, 1998, and from that date through December 31, 1998, provided a total return of 6.90%. From June 1, 1998, through December 31, 1998, the Lehman Brothers Government/Corporate Bond Index (the Lehman Index) returned 5.50%. The Lehman Index is an unmanaged, market-value-weighted index of U.S. Treasury and government-agency securities (excluding mortgage-backed securities) and investment-grade debt obligations of domestic corporations.

The Series' underperformance was due to its overweighting in corporate bonds and the resultant underweighting in U.S. Treasury securities. The selloff in emerging markets sparked weakness in all other sectors as investors opted for the lower risk of Treasury securities at the expense of corporate securities. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) The past year's volatility has helped create some good values in the bond markets. Yield spreads in the high-yield and high-grade markets are as high as they've been since the last recession in 1990-91. Among industries, we continue to focus on the media and entertainment sector, which has benefited from consolidations over the past few years. Companies are using increased revenue streams from these acquisitions to retire the debt they took on during the asset-accumulation phase. As a result, their credit quality continues to improve. We think credits that have risen from the top of the below-investment-grade range, that is, "BB" as rated by Standard & Poor's Corp., to "BBB," the lowest rung of investment-grade status (crossovers), should continue their ascent. Holdings in the Series include Telecommunications, Inc., Time Warner, News America Holdings, Continental Cablevision, and Qwest Communications, a recent addition. Also, we continue to have about 15% of assets in the utility sector, to which we've added Calenergy. The company recently acquired MidAmerica Energy Holdings, and we think the combined entity has an investment-grade profile. This puts it into the category of crossover bonds, that is, bonds that don't have investment-grade ratings yet but that we expect to be upgraded in the next 12 to 18 months. Buying crossover bonds is a core strategy of the portfolio.

The duration of the Series continues to be longer than its normal 5.8 to 5.9 years. At the end of the year, the duration was about 10% longer, at 6.6 years. This reflects our general view that the Federal Reserve Board's (the Fed's) easing of monetary policy could cause long-term rates to move a little lower. A longer duration could help the portfolio achieve a higher total return when interest rates fall.

Looking ahead, we believe the fixed-income markets are going to continue to be volatile for a few months. The corporate market is going to have tremendous supply. With interest rates as low as they are, companies can issue bonds at 6%, a level that has not been seen since the 1960s. Also, the markets are trying to figure out whether the economy is going to weaken and, if it does, how bad it will be. We don't know the answer yet because the effects of the Asian slowdown haven't worked their way through the whole economy. More information will be available in the first quarter of 1999, but as long as people are comfortable with the idea that we're not going into a recession and that any slowdown is not as bad as they feared, then the spread markets (that is, the markets with higher yield spreads over Treasuries) will start to improve. So we think it's a time to be selective in adding corporate securities.

Government Securities Series

For the 12 months ended December 31, 1998, the Series provided a total return of 8.70%, compared to a return of 8.72% for the Lehman Brothers Government/Mortgage Index (the Lehman Index), an unmanaged index of U.S. Treasury, government-agency, and mortgage-backed securities.

The Series' performance has, on balance, been favorably impacted by the investment market turmoil. U.S. Treasuries proved to be the investment of choice for investors who shifted their allocations away from potentially riskier asset classes such as stocks, and prices of Treasuries appreciated. Government-agency securities, however, have also felt the negative effects of the flight to quality and did not keep up with Treasuries. This caused a slight drag on the Series' performance during the sharp rally in Treasuries in August.

However, this does not mean other government-agency and mortgage-backed securities are less safe, relatively speaking. They continue to enjoy, if not explicit, at least implicit backing from the U.S. Treasury. Agency securities continue to represent very good value over the long term. In turbulent markets, they will often be overlooked as the focus shifts to the Treasury market. In this environment, investors are able to purchase government-agency securities at very attractive yield spreads to Treasuries. So it becomes a good opportunity to acquire higher-yielding, quality securities. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

While we have somewhat decreased our exposure to mortgage-backed securities because declining interest rates have led to quick increases in mortgage prepayment rates, Ginnie Mae (Government National Mortgage Association) securities have shown good value versus other types of mortgage securities. Ginnie Maes have smaller loan balances and are less sensitive to prepayments than securities such as Fannie Maes (Federal National Mortgage Association) and Freddie Macs (Federal Home Loan Mortgage Corporation). We've also found value in 15-year securities. Even if interest rates come down a little, people with 15-year loans probably won't refinance into new 15-year loans, because when they add up the extra interest costs of extending their mortgages they will probably prefer to pay off their current mortgages. So we're selectively buying these mortgages.

High Yield Series

For the 12 months ended December 31, 1998, the Series provided a total return of 0.58%, compared to a return of 1.60% for the Lehman Brothers High Yield Bond Index, an unmanaged index of noninvestment-grade corporate debt. Over the same period, the Lipper High Yield Bond Fund Index returned 0.17%. Lipper Indices are unmanaged, net-asset-value-weighted index of the largest qualifying mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gain distributions and income dividends.

The past year was a volatile one for the high-yield market. During the first half of the year, high-yield bonds were the best-performing domestic fixed-income asset class. However, in the third quarter, the high-yield market posted its worst performance in eight years due to renewed concerns that economic problems in Asia and Russia would negatively impact the U.S. economy. The second interest-rate cut by the Fed on October 15 helped restore confidence in the high-yield market and was the catalyst for a price recovery in the fourth quarter.

Although this recovery was modest, we think the high-yield market still offers good long-term value. As of December 31, 1998, the yield on the Lehman Brothers High Yield Bond Index was 10.5% compared to 4.7% for comparable U.S. Treasury yields, resulting in a spread of 5.8%. The spread began 1998 at 3.5% and has risen to its widest level since 1991 as a result of lower high-yield bond prices and investors' flight to quality. Given our cautious outlook for corporate earnings in 1999 and the historically high yield levels available in the market today, we believe the high-yield market remains an attractive asset class.

The Series' performance benefited from an overweighted position in the media sector, particularly in the bonds of cable television companies. Valuations for these companies rose substantially based on the growing perception that their networks are a cost-effective way to deliver Internet and telephone services to residential consumers. The Series also benefited from being underweighted in the energy sector, which was one of the high-yield market's worst-performing sectors due to the severe decline in oil prices. Performance was negatively impacted by our cyclical holdings, as paper and steel prices declined in response to the Asian economic crisis.

Throughout 1998, our investment strategy became more conservative. Going forward, we expect credit problems will increase among the riskier high-yield companies as corporate profits decline due to slower economic growth. Therefore, we have been adding higher-quality companies to the Series and have reduced our cyclical exposure by selling bonds of some paper, metal, and general industrial companies. One of the major challenges facing investors in 1999 will be determining how individual companies are impacted by global economic events. Therefore, we believe that careful credit selection will remain crucial to the Series' relative performance.

International Growth and Income Series

For the 12 months ended December 31, 1998, the Series provided a total return of 21.68%. This compares to a 12.66% return for the unmanaged Lipper International Funds Index and to a 20.33% return for the Morgan Stanley Capital International
(MSCI) Europe, Australia, Far East (EAFE) Index. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index of developed country global stock markets, excluding the United States, Canada, and the South African mining component.

The performance of the Series was helped by the "flight to quality" of both fixed-income and equity investments. This has worked in the Series' favor because we have stressed large-cap, quality growth and income stocks. For example, European companies such as Compass, a British caterer, and Pinault-Printemps Redoute, a French retailer that has benefited from new management, have helped performance. Also, the Series has had a very small exposure to emerging markets, and we have avoided many of the more economically sensitive stocks.

Although a little less than 10% of the Series' assets are invested in Japan, that weighting is less than half the Japanese weighting of the MSCI EAFE Index. The Series has a mixture of export-oriented Japanese stocks such as Canon, Rohm, and Olympus Optical and companies that we think should respond favorably to a strong economy that has yet to materialize, such as Kirin Beverage and Tokyo Broadcasting. Another holding, Takeda Chemical Industries, a major pharmaceutical company, has both domestic and export sales.


Going forward, while low inflation and low interest rates have helped contribute to a favorable investment environment, we believe the biggest risk to international markets in the next few months is the possibility of more trouble from some of the emerging markets, which could cause further deterioration in global business activity. Another major risk is that Japan may not be able to start growing again. Japan is the world's second-largest economy, and it's just too much a part of the world's business activity to be ignored. So investors need to be aware that these risks are still out there.

MFS[RegTM]/Foreign & Colonial Emerging Markets Equity Series

For the year ended December 31, 1998, the Series provided a total return of -29.98%. This compares to a -26.87% return for the Lipper Emerging Markets Funds Index, and to a -23.81% return for the MSCI Emerging Markets Free (EMF) Index, a broad, unmanaged, market-capitalization-weighted index of equities in emerging markets.

Although the Series benefited from overweightings in Egypt, Morocco, and Mauritius, as well as from underweightings in Brazil and Malaysia, overweightings in Russia and Turkey hurt performance, as did underweightings in Greece and Taiwan.

Until recently emerging markets had enjoyed the fastest growth in the world, driven by a combination of cheap labor, new technology applications, and access to cheap capital. The first two factors are now in greater abundance than ever, but access to capital has, for the past year, been notably absent. However, it is now in the interest of the major world economic powers to stabilize the global financial system. Thus, we believe that further interest-rate cuts will be forthcoming from the group of seven major industrialized countries, or G7. It is worth remembering that even a marginal change in sentiment can have a dramatic impact on emerging market performance. For example, from the end of August to the end of November, emerging markets, as represented by the MSCI EMF Index, rallied by 26.7% in U.S. dollar terms.

Although we see signs in some places that the problems in Asia are being addressed, the Series remains significantly underweighted in Asia with, for example, zero exposure in Malaysia and Indonesia, both of which have rejected market demands for economic reform. In contrast, corporate South Korea has finally started to restructure due to pressure from a new government and an International Monetary Fund (IMF) rescue package. A debt rescheduling agreement was signed in early 1998, and a number of the Korean "Chaebol" conglomerates have started to reorganize. Thailand has also reacted positively to IMF demands, and its macroeconomic picture has gradually improved during 1998, with interest rates declining.

China, meanwhile, continues to be one of the best economic stories in the region. Its government has correctly concluded that economic recovery will be driven domestically rather than by exports and is attempting to grow through infrastructure spending. It is uncertain how soon the effects of this will feed through to corporate China, but we believe companies like Huaneng Power will be among the first to benefit. Elsewhere, although Singapore's role as one of the main service centers in Asia could continue to hamper growth, its corporate sector is strong, and no bankruptcies are expected. We think valuations are still attractive, and there are encouraging signs on the corporate governance front, with Singapore Press providing the first-ever example of a share buyback in the country.

Meanwhile, economic problems seem to have deepened in Russia, which experienced a series of crises over the past year, with two changes of prime minister and President Yeltsin looking increasingly marginalized. Weak oil prices threw the country's fiscal viability into question, and the intransigence of the Russian parliament jeopardized attempts at reform. By summer, it became clear that the Russians would not be able to maintain control in the debt markets without substantial assistance from the IMF and the G7. Eventually, a package was agreed to, but it turned out to be too little too late. The Russian government, realizing its predicament, reacted by devaluing its currency and suspending interest payments on ruble-denominated debt. The latest government is working on a plan to reschedule the entire ruble-denominated sovereign debt. It is unclear how successful this will be but, with the stock market at such depressed levels, the potential for substantial gains exists. As a result, the Series retains a small exposure to the Russian market.

Given this environment, stock selection has proved to be particularly challenging in emerging markets. However, there have been several notable success stories throughout the portfolio. SNI, Morocco's second-largest conglomerate, increased 11.5% in U.S. dollar terms, while the state Bank of Mauritius, that country's second-largest commercial bank, increased 7.4%. In Argentina, Telecom Argentina, an integrated telecommunications provider, increased 2.7%.

Looking ahead, our outlook for emerging markets remains mixed. As world growth slows, the uncertainty created by the deflationary outlook has given investors an extreme aversion to risk. The credit crunch across most of Asia has deepened with the worsening of Japan's financial crisis, and the cost of capital has risen sharply. Although market volatility is likely to persist in the short term, we believe that the current environment presents investors with some outstanding long-term buying opportunities. The Series remains fully invested to take advantage of what we see as a positive medium-term outlook, with a slight bias away from Asia toward Latin America and the European, Middle Eastern, and African regions.

Money Market Series

Interest rates on short-term (90-day) securities fell approximately 40 basis points (0.40%) during the past 12 months ended December 31, 1998. The federal funds rate began the year at 5.50% and ended it having declined 75 basis points (0.75%). Because of this, we targeted 50 days as the Series' average maturity.

We continue to limit the Series' investments to securities issued or guaranteed by the U.S. Treasury or agencies or instrumentalities of the U.S. government, as well as to the highest quality corporate and bank issues, in order to provide maximum security against credit risk. On December 31, 1998, approximately 70% of the portfolio was invested in U.S. government or government-guaranteed issues, with the balance invested in corporate and bank issues. We expect lower short-term interest rates over the next several months.

Investments in the Series are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other govern-ment agency. Although the series seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Series.

Strategic Income Series

The Series commenced operations on May 6, 1998, and from that date through December 31, 1998, provided a total return of 0.40%. From June 1, 1998, through December 31, 1998, the Lehman Brothers Government/Corporate Bond Index, an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. government agencies and of all publicly issued fixed-rate, nonconvertible, investment-grade domestic corporate debt, returned 6.24%. The Salomon Brothers World Government Bond Index, an unmanaged index of government bonds with remaining maturities of at least five years, returned 12.39% for the period, and the Credit Suisse First Boston High Yield Index, an unmanaged, trader-priced portfolio constructed to mirror the high-yield debt market, returned -3.08%.

Most multisector bond funds, including this one, have had a difficult 12 months. Macroeconomic events such as Russia's default on its debt, currency problems in Brazil, and continuing bad economic news from Japan, the world's second-largest economy, caused capital flight from all of the higher-yielding asset classes toward high-quality Treasury securities, which hurt the Series' performance.

One of the portfolio's strongest individual performers in the past year was Jacor Communications, a broadcast communications company. Jacor was bought out by Clear Channel Communications and, as a result, its bonds benefited from a strong credit-rating upgrade and a subsequent boost in value.

From a sector standpoint, we adjusted the portfolio mid-year to reduce our emerging market exposure, and we also reduced our high-yield exposure. We have since selectively added to our emerging market position, as some members of this asset class have begun to show renewed strength. We also increased our U.S. government exposure. At the same time, we reviewed the portfolio for securities that might have credit risk not supported by the underlying fundamentals. While we didn't find many of these, we replaced the ones we did find with securities that we felt offered less risk. Currently, the Series is allocated 1.3% in high-yield corporate bonds, 32.4% U.S. government securities, 32.2% high-grade corporate bonds, 24.1% emerging market debt, and 0.6% cash. The remainder is comprised of preferred stocks and other fixed-income investments.

The Fed's decision to lower interest rates shows it clearly feels that there is a potential for slow growth, recession, and deflation. No longer is inflation a serious concern. This has hurt the Series by compressing yields. On the upside, each rate reduction by the Fed and foreign central banks adds liquidity to the world economy, which is a positive signal for the U.S. economy. We think there could be additional rate cuts in the future.

Regarding recent turmoil in global markets, more volatility in the equity markets would likely produce some good bargains in the high-yield sector. We believe investors have oversold high-yield securities recently, though this does not necessarily point to a quick recovery in that sector. If this scenario plays out, however, we will add slowly to our holdings in this asset class.

We believe the overall climate for fixed-income investing is very good. One of the benefits of owning bonds, especially in a volatile market, is diversification. In times of economic stress, bonds tend to behave in a manner opposite that of stocks, so investors who have diversified their portfolios with bond investments can benefit when the equity markets get choppy. Also, there is a worldwide shortage of yield. Interest rates are falling in Europe, Asia, and the United States, so people are looking for ways to replace savings at whatever yields they can find, and frequently they turn to bonds for that. In addition, U.S. government securities are scarce, which should help that asset class support higher prices. Also, the aging populations in the United States, Asia, and Europe are creating added demand for fixed-income investments. Finally, the lack of inflation worldwide benefits bond holders as interest rates decline and bond values rise.

Our bond portfolios were created in the latter half of this century and were built on the same principles that MFS used to build its equity portfolios:
Original ResearchSM, company and fundamental focus, and long-term value. When you consider that our first equity portfolio, Massachusetts Investors Trust, was also the nation's first mutual fund and that it has never missed a quarterly dividend payment through wars, depressions, recessions, oil crises, political turmoil, and social upheaval, that gives us a very high bar of achievement to match. Of course, investors should bear in mind that past performance is no guarantee of future results. We'd like to see our fixed-income portfolios build their own tradition of stability and long-term value.

World Asset Allocation Series

For the year ended December 31, 1998, the Series provided a total return of 6.60%. This compares to annual returns for the following unmanaged indices:
28.58% for the Standard & Poor's 500 Composite Index (the S&P 500), a popular index of common stock total return performance; 20.33% for the MSCI EAFE Index; 8.68% for the Lehman Brothers Aggregate Bond Index, an index of government and corporate bonds including U.S. Treasury, government-agency, corporate, and mortgage-backed securities; and 18.28% for the J.P. Morgan Non-Dollar Government Bond Index, an index of international bonds.

The past year has been among the most volatile in recent memory. We were prepared for this volatility and weathered it well thanks to our substantial cash position, which offset some of the upheaval in the stock markets. Bond volatility was driven by problems in the mortgage-backed market and we spurned this market, preferring to hold U.S. Treasuries instead, which have appreciated in price during this rocky period.

Currently, we are underweighted in equities because of what we see as a continued trend toward weaker corporate earnings in the United States and abroad. Our equity holdings are overweighted in European stocks and underweighted in U.S. stocks. This reflects our thinking that European monetary union (EMU) will catalyze growth and that the economic cycle in Europe is at a more favorable stage of development than that of the United States, which is in its late stages. We also own some long-term Treasury bonds because we anticipate interest rates falling around the world and a flight to quality that should boost the prices of those assets. Our investments in high-yield corporate bonds result from our opinion that the U.S. economy, while slowing, will remain durable and that these bonds have been sold off at an overly aggressive rate that has not been supported by a corresponding slowdown. As a result, we have been able to find what we feel are good bargains in high-yield bonds.

We remain committed to meeting the Series' objective of providing competitive total returns with relatively low volatility over a reasonable business cycle, while seeking to mitigate market risks through research and broad diversification.

World Governments Series

For the 12 months ended December 31, 1998, the Series provided a total return of 15.46%. This compares to a 15.29% return for the Salomon Brothers World Government Bond Index (the Salomon Index).

Almost all the activity in the global fixed-income universe during 1998 occurred in the last six months of the year. In many respects, the third quarter was a historic one, highlighted by Russia's devaluation and domestic debt restructuring. By late September, extreme volatility existed in many financial markets, primarily due to the partial liquidation of a large U.S. hedge fund and continued uncertainty in the Asian markets.

As concerns over a global recession increased, bond markets were dominated by a flight to quality. Largely due to the Fed's lowering short-term interest rates for the first time since 1996, yields on 10-year U.S., German, and Japanese bonds fell approximately 100 basis points (1.00%) during the third quarter. In fact, U.S. Treasury yields fell to their lowest level in over 30 years.

After such a volatile third quarter, more stability and normalcy returned during the fourth quarter. Helped by further interest-rate cuts by the Fed and by most European central banks, along with approval for an increase in funding for the IMF, credit spreads began to contract. Longer-term interest rates in most developed markets actually edged slightly higher after reaching historic lows during the third quarter.

Japan, however, was the exception, as both government bond yields and the yen were quite volatile toward the end of the year. First, the yen appreciated 17% against the U.S. dollar due to central bank support and massive unwinding of leveraged positions. Second, 10-year Japanese interest rates increased from 0.75% to 1.70% as concerns grew over larger budget deficits and possible new issuance of debt.

During the year, the Series performed well both in nominal terms and relative to the Salomon Index. Although 1998 will be remembered as the worst year since 1990 for credit risk, this portfolio benefited by being invested in secure global government bonds. All countries within the Salomon Index registered positive returns when measured in local currency. The Series benefited by being overweighted in the better performers, namely the United Kingdom and the noncore European countries.

In addition, underweighting the Japanese bond market for most of the year enhanced performance, although it was somewhat constrained during the first half by having a lower duration than the Salomon Index. However, the duration was lengthened by the beginning of the third quarter and was thus well positioned for the significant rally that ensued. In addition, a weaker U.S. dollar helped to produce higher returns, both in absolute terms and relative to the Salomon Index.

As we begin 1999, many unresolved global issues overhang the financial markets, notably the financial stability of both Brazil and Russia. In addition, the launch of the euro, as well as the impending impeachment trial in Washington, obviously bears close scrutiny. However, similar to 1998, we believe global growth and inflation should continue to fall, which will be positive for most bond markets. In addition, both the Fed and the new European central bank are ready to again provide liquidity in case another credit crisis develops. We believe bond markets such as the United Kingdom and Greece should continue to perform well in this environment.

World Total Return Series

For the 12 months ended December 31, 1998, the Series provided a total return of 18.37%. This compares to that of a benchmark made up of a combination of the MSCI World Index (60%) and the J.P. Morgan Global Government Bond Index (40%), which returned 21.0% for the same period. The MSCI World Index is an unmanaged index of global equities. Over the same period, the Lipper Global Flexible Fund Index returned 8.99%.

The Series performed well in 1998 for a number of reasons. First, the general flight to quality in both the equity and fixed-income markets benefited the portfolio. In the bond market, for example, we have invested in high-grade sovereign bonds from a relatively limited number of countries. The stock markets have also favored large, higher-quality companies, particularly in the United States and Europe. That trend too helps the Series, because our equity assets were in stocks that we would characterize as being very high quality, by which we mean companies that are large and financially strong and that have histories of profitability and of leadership in their markets. We also emphasize stocks that have high liquidity in the markets in which they trade.

The Series was also helped by the fact that we sold what few emerging market stocks were in the portfolio well before the bottom started falling out of those markets in 1997.

The Series' equity assets are broadly spread among several industries, with less concentration than in some other periods. That, too, is part of our effort to avoid volatility. Banks and insurance companies make up the bulk of the financial services category, which also includes companies like American Express and the Federal Home Loan Mortgage Corporation, or Freddie Mac. In some cases, such as with Allied Irish Bank, we bought the stock as a way of participating in a robust economy. The Irish economy is strong and is experiencing minimal inflation with an excellent outlook, and Irish banks are benefiting from that.

Other stocks that performed exceedingly well were Compass, a British food services company that manages cafeterias and provides food services to hospitals and other institutions, and Pinault-Printemps Redoute, a French retailer that has benefited from new management.

In the fixed-income portion, the Series' emphasis on high-quality bonds has helped performance. When the flight to quality began in the third quarter, all the spread products, that is, bonds with higher yields than equivalent-duration U.S. Treasuries, underperformed. This helped the portfolio, since it invests only in sovereign debt of the leading industrialized countries. For most of the year, 50% to 55% of the bond position was invested in the U.S. Treasury market.

Zero Coupon Series, Portfolio 2000

The total return for the Series was 7.28% for the 12 months ended December 31, 1998. During the period, intermediate-term U.S. Treasury notes fell, with yields on two-year Treasuries ranging from 5.50% to 4.50%. The portfolio consists of discounted coupon or principal payments that are stripped from U.S. Treasury securities in order to provide a predictable and compounded rate of return. With no interest payments prior to maturity, these portfolios are more sensitive to interest-rate changes than are comparable-maturity bond funds. While there will be fluctuations within the portfolio subject to interest-rate moves, all portfolio holdings are guaranteed by the U.S. Treasury at maturity. (While the guarantees do not apply to the individual units of the Series, they assure a specified return to contract owners who hold their units to the maturity of the Series.)

                     -----------------------------------

The opinions expressed in this report are those of the portfolio managers and are only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

All of the portfolios, except Zero Coupon Series, Portfolio 2000, are actively managed, and current holdings may be different.

Performance Summary

The information below and on the following pages illustrates the growth of a hypothetical $10,000 investment for each Series during the period indicated. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. Results do not reflect the deduction of separate account charges. (See Notes to Performance Summary for more information.)

Bond Series
(For the period from June 1, 1998, through December 31, 1998)

[Begin Line Chart]

                             Lehman Brothers
                                Government       Consumer
                                /Corporate        Price             Bond
                                Bond Index      Index--U.S.         Series
----------------------------------------------------------------------------
6/98                              10000           10000            10000
12/98                             10624           10086            10690

[End Line Chart]


                                                      10 Years/Life
--------------------------------------------------------------------
Bond Series*                                                 +6.90%
Lehman Brothers Government/Corporate Bond Index**            +5.50%
Consumer Price Index+**                                      +0.86%

* For the period from the commencement of the Series' Investment operations, May 6, 1998, through December 31, 1998.

**Source: CDA/Wiesenberger. "Life" refers to the period from June 1, 1998, through December 31, 1998.

 +The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).



Government Securities Series (1)
(For the 10-year period ended December 31, 1998)

[Begin Line Chart]

                                                                  Lehman
                                                                  Brothers
                          Consumer          Government           Government
                           Price            Securities           /Mortgage
                         Index--U.S.          Series               Index
---------------------------------------------------------------------------
12/88                      10000               10000               10000
12/90                      11104               12289               11775
12/98                      11772               15201               14601
12/94                      12423               16324               15649
12/96                      13162               19324               19367
12/98                      13627               22837               23925

[End Line Chart]



Average Annual Total Returns
as of December 31, 1998

Government Securities Series(1)
(For the 10-year period ended December 31, 1998)

Average Annual Total Returns
as of December 31, 1998

                                                1 Year     3 Years     5 Years     10 Years
--------------------------------------------------------------------------------------------
Government Securities Series                     +8.70%      +6.30%      +6.69%      +8.61%
Lehman Brothers Government/Mortgage Index*       +8.72%      +7.29%      +7.18%      +9.13%
Consumer Price Index**+                          +1.80%      +2.30%      +2.41%      +3.14%

 *Source: Lipper Analytical Services, Inc.

**Source: CDA/Wiesenberger.

 +The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

High Yield Series(2)
(For the 10-year period ended December 31, 1998)

[Begin Line Chart]

                                     Lehman               Lehman
                                     Brothers            Brothers          High
               Consumer Price       High Yield          Corporate          Yield
                Index--U.S.         Bond Index          Bond Index         Series
--------------------------------------------------------------------------------
12/88              10000              10000               10000            10000
12/90              11104              12213                9116             8484
12/94              11772              15732               15426            14386
12/96              12423              15950               18410            16563
12/98              13627              25600               27236            24732

[End Line Chart]

Average Annual Total Returns
as of December 31, 1998

                                            1 Year           3 Years       5 Years   10 Years/Life
--------------------------------------------------------------------------------------------------
High Yield Series                           +0.58%            +8.49%        +7.88%       + 9.48%
Average high yield fund*                    -0.44%            +8.21%        +7.37%       + 9.34%
Lehman Brothers Corporate Bond Index++**    +8.51%            +7.30%        +7.73%       + 9.86%
Lehman Brothers High Yield Bond Index*      +1.60%            +8.46%        +8.53%       +10.52%
Consumer Price Index**+                     +1.80%            +2.30%        +2.41%       + 3.14%

 *Source: Lipper Analytical Services, Inc.

++Effective immediately, the Lehman Brothers Corporate Bond Index will no longer be used as a benchmark because we believe it does not reflect the Series' investment policies and objectives.

**Source: CDA/Wiesenberger.

 +The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).



International Growth and Income Series(3)

(For the period from November 1, 1995,
through December 31, 1998)

[Begin Line Chart]

                                                                   70% MSCI
                                                                   EAFE/30%
            International        Consumer          Lipper          JPM Global           MSCI
             Growth and           Price         International      Goverment            EAFE
            Income Series       Index--U.S.      Funds Index       Bond Index           Index
---------------------------------------------------------------------------------------------
11/95           10000             10000             10000            10230              10000
12/96           10062             10319             11775            11169              11378
12/97           11314             10494             12628            11378              11612
12/98           13767             10683             14227            13528              13974

[End Line Chart]


Average Annual Total Returns
as of December 31, 1998

                                               1 Year         3 Year       10 Years/Life
                                            ------------   ------------   --------------
International Growth and Income Series*         +21.68%        +10.77%         +10.35%
Lipper International Funds Index#               +12.66%        +11.40%         +12.13%
70% MSCI EAFE/30% J.P. Morgan
 Global Government Bond Index#++                +19.87%        + 7.98%         + 8.47%
MSCI EAFE Index**                               +20.33%        + 9.31%         +11.14%
Consumer Price Index**+                         + 1.80%        + 2.30%         + 2.11%

 *For the period from the commencement of the Series' investment operations, October 2, 1995, through December 31, 1998.

 #Source: Lipper Analytical Services, Inc. "Life" refers to the period from
     November 1, 1995, through December 31, 1998.

++Effective immediately, the 70% MSCI EAFE/30% J.P. Morgan Global Bond Index will no longer be used as a benchmark because we believe the MSCI EAFE Index better reflects the Series' investment policies and objectives.

**Source: CDA/Wiesenberger. "Life" refers to the period from November 1, 1995, through December 31, 1998.

 +The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

MFS[R]/Foreign & Colonial Emerging
Markets Equity Series(3)

(For the period from July 1, 1996,
through December 31, 1998)

[Begin Line Chart]

                                                                        Lipper
              MFS/F&C             Consumer                             Emerging
           Emerging Markets        Pricev            MSCI               Markets
            Equity Series        Index--U.S.       EMF Index           Funds Index
-----------------------------------------------------------------------------------
7/97            10000              10000             10000               9420
12/96           10000              10125              9507               9853
12/97           11046              10297              8251               8844
12/98            7735              10483              6286               6467

Average Annual Total Returns
as of December 31, 1998



                                                      1 Year       10 Years/Life
--------------------------------------------------------------------------------
MFS[RegTM]/F&C Emerging Markets Equity Series*         -29.98%         - 9.50%
Lipper Emerging Markets Funds Index#                   -26.87%         -16.00%
MSCI EMF Index**                                       -23.81%         -16.94%
Consumer Price Index**+                                + 1.80%         + 1.89%

 *For the period from the commencement of the Series' investment operations, June 5, 1996, through December 31, 1998.

 #Source: Lipper Analytical Services, Inc. "Life" refers to the period from
  July 1, 1996, through December 31, 1998.

**Source: CDA/Wiesenberger. "Life" refers to the period from July 1, 1996, through December 31, 1998.

 +The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).



Strategic Income Series

(For the period from June 1, 1998,
through December 31, 1998)

[Start line chart]

                                                                       Salomon
                                                  Lehman               Brothers        Credit Suisse
                                Consumer         Brothers               World              First
              Strategic          Price      Government/Corporate      Goverment         Boston High
            Income Series      Index--U.S.       Bond Index           Bond Index        Yield Index
----------------------------------------------------------------------------------------------------
6/98            10000            10000              10000               10000             10000
12/98           10040            10086              10624               11239              9663

[End line chart]



Average Annual Total Returns
as of December 31, 1998

                                                      10 Years/Life
                                                      --------------
Strategic Income Series*                                   + 0.40%
Average multisector income fund#                           - 1.69%
Lehman Brothers Government/Corporate Bond Index**          + 6.24%
Credit Suisse First Boston High Yield Index#               - 3.08%
Salomon Brothers World Government Bond Index**             +12.39%
Consumer Price Index+**                                    + 0.86%

 *Forthe period from the commencement of the Series' investment operations, May
   6, 1998, through December 31, 1998.

 #Source: Lipper Analytical Services, Inc.

**Source: CDA/Wiesenberger. "Life" refers to the period from June 1, 1998, through December 31, 1998.

 +The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

World Asset Allocation Series(3)

(For the period from December 1, 1994,
through December 31, 1998)

             World                     J.P. Morgan    Lehman                         J.P.
             Asset        Consumer      Non-Dollar    Brothers       S&P 500    Morgan Global
           Allocation      Price        Government   Aggregate      Composite     Government
             Series      Index--U.S.    Bond Index   Bond Index       Index       Bond Index
12/94        10000         10000          10000         10000         10000         10000
12/95        12229         10247          11228         12112         13962         11931
12/96        14190         10595          11942         12758         17167         12456
12/97        15732         10775          12187         12277         22895         12621
12/98        16771         10969          14666         14521         29437         14565



Average Annual Total Returns
as of December 31, 1998

                                                     1 Year         3 Years      10 Years/Life
                                                  ------------   ------------   --------------
World Asset Allocation Series*                        + 6.60%        +11.10%         +13.28%
Standard & Poor's 500 Composite Index**               +28.58%        +28.23%         +30.25%
Lehman Brothers Aggregate Bond Index**                + 8.68%        + 7.29%         + 9.95%
J.P. Morgan Global Government Bond Index#++           +15.31%        + 6.88%         + 9.71%
J.P. Morgan Non-Dollar Government Bond Index#         +18.28%        + 6.23%         + 9.56%
MSCI EAFE Index**                                     +20.33%        + 9.31%         + 9.83%
Consumer Price Index+**                               + 1.80%        + 2.30%         + 2.29%

 *Forthe period from the commencement of the Series' investment operations, November 7, 1994, through December 31, 1998.

**Source: CDA/Wiesenberger. "Life" refers to the period from December 1, 1994, through December 31, 1998.

 #Source: AIM. "Life" refers to the period from December 1, 1994, through December 31, 1998.

 ++Effective immediately, the J.P. Morgan Global Government Bond Index will no longer be used as a benchmark because we believe it does not reflect the Series' investment policies and objectives.

 +The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).



World Governments Series(1)

(For the 10-year period ended December 31, 1998)

[Begin line chart]

                                              Salomon       J.P. Morgan
              World           Consumer     World Brothers      Global
            Goverment          Price         Government      Government
              Series        Index--U.S.      Bond Index      Bond Index
------------------------------------------------------------------------
12/88         10000            10000           10000            9901
12/90         12456            11104           11685           11938
12/92         14380            11772           14284           14409
12/94         16328            12423           16557           16383
12/96         19769            13162           20426           20407
12/98         22652            13627           23607           23421

[End line chart]



Average Annual Total Returns
as of December 31, 1998

                                        1 Year        3 Years       5 Years      10 Years/Life
-----------------------------------------------------------------------------------------------
World Governments Series                 +15.46%        +6.24%        +5.80%         +8.52%
Salomon Brothers World Government
 Bond Index**                            +15.29%        +6.20%        +7.84%         +8.97%
J.P. Morgan Global Government
 Bond Index#                             +15.31%        +6.88%        +8.09%         +9.09%
Consumer Price Index+**                  + 1.80%        +2.30%        +2.41%         +3.14%

**Source: CDA/Wiesenberger.

 #Source: AIM.

 +The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

World Total Return Series(3)

(For the period from December 1, 1994,
through December 31, 1998)

[Begin line chart]

                                                       60%
                                                    MSCI World
                                                    Index/40%         Lipper
                                                   Morgan Global      Global
              World Total     Consumer Price        Government        Flexible
             Return Series      Index--U.S.         Bond Index       Fund Index
--------------------------------------------------------------------------------
12/94            10000             10000              10066            10009
12/95            11837             10247              12103            11730
12/96            13533             10595              13269            12448
12/97            15375             10775              14634            15081
12/98            18200             10969              17755            16437

[End line chart]



Average Annual Total Returns
as of December 31, 1998



                                                1 Year       3 Years    10 Years/Life
-------------------------------------------------------------------------------------
World Total Return Series*                       +18.37%      +15.42%       +15.53%
Average global flexible fund#                    +10.61%      +11.79%       +12.95%
60% MSCI World Index/40% J.P. Morgan Global
 Government Bond Index#                          +21.00%      +13.70%       +15.10%
Lipper Global Flexible Fund Index                + 8.99%      +11.90%       +12.95%
Consumer Price Index+**                          + 1.80%      + 2.30%       +12.29%

 *Forthe period from the commencement of the Series' investment operations, November 7, 1994, through December 31, 1998.

**Source: CDA/Wiesenberger. "Life" refers to the period from December 1, 1994, through December 31, 1998.

 #Source: Lipper Analytical Services, Inc. "Life" refers to the period from
  December 1, 1994, through December 31, 1998.
 +The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).



Zero Coupon Series, Portfolio 2000(3)

(For the 10-year period ended December 31, 1998)


[Begin line chart]

                                                     Merill
                                                      Lynch
                 Zero                                7-10 Year
             Coupon Series,    Consumer Price        Treasury
             Portfolio 2000      Index--U.S.          Index
-----------------------------------------------------------------
12/88            10000             10000              10000
12/90            12813             11104              12583
12/92            16710             11772              15983
12/94            17878             12423              16949
12/96            21842             13162              21132
12/98            25066             13627              26081

[End line chart]



Average Annual Total Returns
as of December 31, 1998

                                             1 Year      3 Years     5 Years     10 Years
-------------------------------------------------------------------------------------------
Zero Coupon Series, Portfolio 2000            + 7.28%      +5.36%      +5.45%      + 9.62%
Merrill Lynch 7-10 Year Treasury Index+       +12.39%      +7.97%      +7.88%      +10.13%
Consumer Price Index+*                        + 1.80%      +2.30%      +2.41%      + 3.14%

+Source: CDA/Wiesenberger.

*The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

(1) Government guarantees apply to individual securities only and not to prices and yields of shares in a managed portfolio.

(2) Lower-rated securities may provide greater returns, but they are also associated with greater-than-average risk. These risks may increase unit price volatility.

(3) Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility.

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and units, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Portfolio of Investments -- December 31, 1998
Bond Series
Bonds -- 91.1%

                                                                         Principal Amount
Issuer                                                                    (000 Omitted)        Value
U.S. Bonds -- 88.1%
Airlines
Northwest Airlines, Inc., 7.625s,
  2005 ................................................................        $  10        $     9,480
Northwest Airlines, Inc., 8.7s, 2007...................................            2              1,971
                                                                                            -----------
                                                                                            $    11,451
                                                                                            -----------
Apparel and Textiles
Jones Apparel, 6.25s, 2001## ..........................................        $  12        $    11,942
                                                                                            -----------
Automotive
Federal Mogul Corp., 7.5s, 2004 .......................................        $   5        $     5,048
                                                                                            -----------
Banks and Credit Companies -- 0.4%
Bayerische Landesbank NY, 5.875s,
  2008 ................................................................        $  71        $    71,765
                                                                                            -----------
Building -- 2.6%
Building Materials Corporation
  America, 8s, 2008## .................................................        $ 510        $   511,913
                                                                                            -----------
Consumer Goods and Services -- 0.2%
Protection One Alarm Monit Inc.,
  7.375s, 2005## ......................................................        $  35        $    35,205
                                                                                            -----------
Corporate Asset Backed -- 3.7%
Amresco Residential Securities
  Mortgage Loan, 5.94s, 2015 ..........................................        $  91        $    90,972
Contimortgage Home Equity Loan
  Trust, 6.19s, 2014 ..................................................          125            125,664
Money Store Trust, 6.87s, 2039 ........................................          500            506,707
                                                                                            -----------
                                                                                            $   723,343
                                                                                            -----------
Entertainment -- 6.7%
News America Holdings, Inc., 7.75s,
  2045 ................................................................        $  20        $    21,180
News America Holdings, Inc., 8s,
  2016 ................................................................            5              5,507
News America Holdings, Inc.,
  8.875s, 2023 ........................................................           40             48,486
News America Holdings, Inc., 9.5s,
  2024 ................................................................           10             12,877
Seagram Joseph E & Sons Inc.,
  7.5s, 2018 ..........................................................          220            220,893
Seagram Joseph E & Sons Inc., 9s,
  2021 ................................................................           30             34,348
Time Warner Inc., 6.625s, 2029 ........................................          240            249,600
Time Warner Pass-Through Asset
  Trust, 6.1s, 2001## .................................................          480            487,733
Time Warner, Inc., 7.57s, 2024 ........................................           40             45,274
Viacom, Inc., 6.75s, 2003 .............................................          175            180,049
                                                                                            -----------
                                                                                            $ 1,305,947
                                                                                            -----------
Financial Institutions -- 3.6%
Associates Corp., 5.75s, 2003 .........................................        $ 500        $   504,125
Goldman Sachs Group, 6.2s, 2001........................................           90             91,366
GS Escrow Corp., 6.75s, 2001## ........................................           65             63,477
GS Escrow Corp., 7.125s, 2005## .......................................           45             44,340
                                                                                            -----------
                                                                                            $   703,308
                                                                                            -----------
Federal National Mortgate Association -- 0.4%
FNMA, 4.75s, 2003 .....................................................        $  75        $    74,039
                                                                                            -----------
Forest and Paper Products -- 2.6%
Georgia-Pacific, 9.95s, 2002 ..........................................        $ 455        $   507,480
                                                                                            -----------
Government National Mortgage Association -- 8.4%
GNMA, 7s, 2028 ........................................................        $ 521        $   532,746
GNMA, 7.5s, 2027 ......................................................          964            993,960
GNMA, 8s, 2027 ........................................................          112            116,336
                                                                                            -----------
                                                                                            $ 1,643,042
                                                                                            -----------


                                                                           Principal Amount
Issuer                                                                       (000 Omitted)       Value
Insurance
Conseco, Inc., 6.4s, 2001 .............................................        $     3        $     2,890
                                                                                              -----------
Medical and Health Products -- 0.1%
Bausch & Lomb, Inc., 6.5s, 2005 .......................................        $    10        $     9,726
Bausch & Lomb, Inc., 7.125s, 2028......................................             10              9,341
                                                                                              -----------
                                                                                              $    19,067
                                                                                              -----------
Medical and Health Technology
  and Services -- 0.3%
Columbia/HCA Healthcare Corp.,
  7.69s, 2025 .........................................................        $    11        $     9,969
Tenet Healthcare Corp., 8s, 2005 ......................................             50             50,750
                                                                                              -----------
                                                                                              $    60,719
                                                                                              -----------
Oil Services -- 1.4%
Mcdermott, Inc., 9.375s, 2002 .........................................        $    75        $    78,038
Petroleum Geo Services A/S, 6.25s,
  2003## ..............................................................            195            191,783
                                                                                              -----------
                                                                                              $   269,821
                                                                                              -----------
Oils -- 2.6%
Husky Oil Ltd., 8.9s, 2028 ............................................        $    30        $    30,971
Occidental Petroleum Corp., 6.75s,
  2002 ................................................................            475            475,596
                                                                                              -----------
                                                                                              $   506,567
                                                                                              -----------
Railroads -- 2.4%
Union Pacific Corp., 6.34s, 2003 ......................................        $   465        $   467,511
                                                                                              -----------
Stores -- 4.9%
Dillards, Inc., 7.13s, 2018 ...........................................        $    10        $    10,228
Saks, Inc., 7.25s, 2004 ...............................................            300            301,374
Saks, Inc., 7.5s, 2010 ................................................            510            490,977
Saks, Inc., 8.25s, 2008 ...............................................            145            154,623
                                                                                              -----------
                                                                                              $   957,202
                                                                                              -----------
Supermarkets -- 3.6%
Safeway, Inc., 5.875s, 2001 ...........................................        $   700        $   702,632
                                                                                              -----------
Telecommunications -- 8.0%
Cable & Wireless Communications,
  6.75s, 2008 .........................................................        $   400        $   407,184
Comcast Cable Communications I,
  6.2s, 2008 ..........................................................            450            455,625
Continental Cablevision, Inc., 11s,
  2007 ................................................................            200            214,820
MCI Worldcom, Inc., 7.55s, 2004 .......................................              5              5,452
Newcourt Credit Group Inc., 7.125s,
  2003## ..............................................................            225            222,898
Qwest Communications
  International, Inc., 7.5s, 2008## ...................................             50             51,938
TCI Communications Financing III,
  9.65s, 2027 .........................................................             25             30,871
TCI Communications, Inc., 7.125s,
  2028 ................................................................             25             27,244
Tele-Communications, Inc., 7.875s,
  2013 ................................................................            135            158,162
                                                                                              -----------
                                                                                              $ 1,574,194
                                                                                              -----------
U.S. Treasury Obligations -- 30.8%
U.S. Treasury Bonds, 5.25s, 2028 ......................................        $   156        $   159,705
U.S. Treasury Bonds, 6.125s, 2027......................................            270            302,230
U.S. Treasury Bonds, 6.375s, 2027......................................          1,530          1,758,536
U.S. Treasury Notes, 4.75s, 2008 ......................................             18             18,141
U.S. Treasury Notes, 5.625s, 2008 .....................................          2,380          2,539,531
U.S. Treasury Notes, 5.875s, 2005 .....................................            140            149,341
U.S. Treasury Notes, 6.125s, 2007 .....................................          1,000          1,092,190
U.S. Treasury Notes, 6.5s, 2005 .......................................             25             27,476
                                                                                              -----------
                                                                                              $ 6,047,150
                                                                                              -----------

12-BDS

                                                                           Principal Amount
Issuer                                                                      (000 Omitted)       Value
Utilities -- Electric -- 2.9%
BVPS II Funding Corp., 8.89s, 2017.....................................        $  50        $    59,275
CalEnergy Co., Inc., 6.96s, 2003 ......................................          350            353,808
CalEnergy Co., Inc., 7.23s, 2005 ......................................           25             25,464
CalEnergy Co., Inc., 7.52s, 2008 ......................................           35             36,637
Cleveland Electric Illuminating Co.,
  9s, 2023 ............................................................           40             44,030
Commonwealth Edison Co., 6.95s,
  2018 ................................................................            5              5,180
GGIB Funding Corp., 7.43s, 2011 .......................................           29             30,588
Niagara Mohawk Power Corp.,
  8.75s, 2022 .........................................................            5              5,453
Northeast Utilities, 8.58s, 2006 ......................................            8              8,360
Waterford 3 Funding Entergy Corp.,
  8.09s, 2017 .........................................................            2              2,168
                                                                                            -----------
                                                                                            $   570,963
                                                                                            -----------
Utilities -- Gas -- 2.5%
Coastal Corp., 7.42s, 2037 ............................................        $  15        $    15,845
Coastal Corp., 7.75s, 2035 ............................................            5              5,503
Marlin Water Trust & Capital, 7.09s,
  2001## ..............................................................          360            359,640
NGC Corp. Capital Trust I, 8.316s,
  2027 ................................................................           35             35,471
Salton Sea Funding Corp., 7.84s,
  2010 ................................................................           40             45,980
Tennessee Gas Pipeline Co., 7s,
  2028 ................................................................           15             15,305
                                                                                            -----------
                                                                                            $   477,744
                                                                                            -----------
  Total U.S. Bonds ....................................................................     $17,260,943
                                                                                            -----------

                                                                               Principal Amount
Issuer                                                                           (000 Omitted)       Value
Foreign Bonds -- 3.0%
Colombia -- 0.1%
Republic of Colombia, 12.243s,
  2005 ................................................................        $        18         $    16,470
                                                                                                   -----------
Finland -- 0.7%
UPM Kymmene Corp., 7.45s, 2027
  (Forest and Paper Products)## .......................................        $       140         $   140,115
                                                                                                   -----------
Greece -- 0.9%
Hellenic Republic, 8.6s, 2008 .........................................          GRD43,000         $   170,373
                                                                                                   -----------
Sweden -- 1.3%
Svenska Handelsbanken, 7.125s,
  2049 (Banks and Credit Cos.)## ......................................        $       250         $   249,736
                                                                                                   -----------
  Total Foreign Bonds ...........................................................................  $   576,694
                                                                                                   -----------
  Total Bonds
    (Identified Cost, $17,786,444)...............................................................  $17,837,637
                                                                                                   -----------
Short-Term Obligations -- 6.1%
Federal Home Loan Mortgage
  Corp., due 1/04/99, at Amortized
  Cost ................................................................             1,200          $ 1,199,550
                                                                                                   -----------
  Total Investments
    (Identified Cost, $18,985,994) ..............................................................  $19,037,187
Other Assets,
  Less Liabilities -- 2.8%
                                                                                                       557,576
                                                                                                   -----------
  Net Assets -- 100.0% ..........................................................................  $19,594,763
                                                                                                   ===========

           See portfolio footnotes and notes to financial statements.

                                                                          13-BDS

Portfolio of Investments -- December 31, 1998
Government Securities Series
Bonds -- 98.7%


                                                                       Principal Amount
Issuer                                                                   (000 Omitted)            Value
U.S. Government Guaranteed -- 65.9%
U.S. Treasury Obligations -- 48.6%
U.S. Treasury Bonds, 10.375s,
  2012 ...............................................................   $11,300               $ 15,590,497
U.S. Treasury Bonds, 9.875s, 2015.....................................    13,945                 20,974,117
U.S. Treasury Bonds, 8s, 2021 ........................................     3,657                  4,889,519
U.S. Treasury Bonds, 6.125s, 2027.....................................     6,000                  6,716,220
U.S. Treasury Bonds, 6.375s, 2027.....................................     4,400                  5,057,228
U.S. Treasury Bonds, 6.625s, 2027.....................................    16,850                 19,930,348
U.S. Treasury Bonds, 3.625s, 2028.....................................    20,111                 19,507,476
U.S. Treasury Bonds, 5.25s, 2028 .....................................     6,750                  6,910,312
U.S. Treasury Notes, 4.625s, 2000 ....................................    15,000                 15,023,400
U.S. Treasury Notes, 8s, 2001 ........................................    37,600                 40,379,016
U.S. Treasury Notes, 6.5s, 2002 ......................................    14,750                 15,572,755
U.S. Treasury Notes, 5.5s, 2003 ......................................    13,600                 14,005,508
U.S. Treasury Notes, 6.5s, 2006 ......................................    28,700                 31,834,614
U.S. Treasury Notes, 4.75s, 2008 .....................................     6,000                  6,046,860
                                                                                               ------------
                                                                                               $222,437,870
                                                                                               ------------
Government National Mortgage
  Association -- 16.1%
GNMA, 6.5s, 2003 -- 2028 .............................................   $14,213               $ 14,355,315
GNMA, 7s, 2008 -- 2026 ...............................................    10,070                 10,313,010
GNMA, 7.5s, 2008 -- 2027 .............................................    38,024                 39,199,548
GNMA, 8s, 2026 -- 2027 ...............................................     9,562                  9,938,177
GNMA, 12.25s, 2015 ...................................................         8                      9,029
                                                                                               ------------
                                                                                               $ 73,815,079
                                                                                               ------------
Small Business
  Administration -- 1.2%
SBA, 8.2s, 2005 ......................................................   $   522               $    546,378
SBA, 8.4s, 2007 ......................................................       428                    452,272
SBA, 9.65s, 2007 .....................................................       204                    220,589
SBA, 8.7s, 2009 ......................................................     2,853                  3,123,482
SBA, 9.05s, 2009 .....................................................       418                    457,346
SBA, 10.05s, 2009 ....................................................       459                    513,435
                                                                                               ------------
                                                                                               $  5,313,502
                                                                                               ------------
  Total U.S. Government Guaranteed .......................................................     $301,566,451
                                                                                               ------------
U.S. Federal Agencies -- 32.8%
Aid to Israel, 5.625s, 2003 ..........................................   $ 2,000               $  2,040,400
Federal Home Loan Mortgage
  Corp., 7.5s, 2001 ..................................................     2,419                  2,458,555
Federal Home Loan Mortgage
  Corp., 5.125s, 2003 ................................................     5,500                  5,498,295
Federal Home Loan Mortgage
  Corp., 6.163s, 2027 ................................................     6,751                  6,780,559
Federal Home Loan Mortgage
  Corp., 6.5s, 2028 ..................................................    20,471                 20,617,832
Federal National Mortgage Assn.,
  8.25s, 2001 ........................................................     3,879                  3,991,692
Federal National Mortgage Assn.,
  7.27s, 2005 ........................................................     6,007                  6,350,902
Federal National Mortgage Assn.,
  8s, 2005 ...........................................................     8,457                  9,114,892
Federal National Mortgage Assn.,
  6.839s, 2011 .......................................................     4,200                  4,339,125
Federal National Mortgage Assn.,
  6s, 2013 ...........................................................     7,069                  7,086,271
Federal National Mortgage Assn.,
  7.726s, 2020 .......................................................        85                     84,701
Federal National Mortgage Assn.,
  6.5s, 2027 .........................................................    22,725                 22,874,075
Financing Corp., 9.4s, 2018 ..........................................     4,845                  6,892,788
Financing Corp., 9.8s, 2018 ..........................................     5,600                  8,236,368
Financing Corp., 10.35s, 2018 ........................................     5,100                  7,851,603

                                                                      Principal Amount
Issuer                                                                  (000 Omitted)              Value
U.S. Government Guaranteed -- continued
U.S. Federal Agencies -- continued
Resolution Funding Corp., 8.875s,
  2020 ...............................................................   $ 6,000               $  8,431,860
Tennessee Valley Authority, 0s,
  2042 ...............................................................    12,500                  5,990,625
U.S. Department of Housing &
  Urban Development, 6.83s, 2003......................................     8,025                  8,522,710
U.S. Department of Housing &
  Urban Development, 6.92s, 2004......................................     4,525                  4,878,131
U.S. Department of Veterans Affairs,
  7.5s, 2009 .........................................................     6,812                  7,207,913
U.S. Department of Veterans Affairs,
  7.75s, 2014 ........................................................       583                    585,286
                                                                                               ------------
  Total U.S. Federal Agencies .........................................................        $149,834,583
                                                                                               ------------
  Total Bonds
    (Identified Cost, $433,812,452) ...................................................        $451,401,034
                                                                                               ------------
Repurchase Agreement -- 0.2%
Goldman Sachs, dated 12/31/98,
  due 1/4/99, total to be received
  $1,181,617 (secured by various
  U.S. Treasury and Federal
  Agency obligations in a jointly
  traded account), at cost ...........................................   $ 1,181               $  1,181,000
                                                                                               ------------
  Total Investments
    (Identified Cost, $434,993,452) ...................................................        $452,582,034
Other Assets,
  Less Liabilities -- 1.1%
                                                                                                  4,891,954
                                                                                               ------------
  Net Assets -- 100.0% ................................................................        $457,473,988
                                                                                               ============

           See portfolio footnotes and notes to financial statements.

14-GSS

Portfolio of Investments -- December 31, 1998
High Yield Series
Bonds -- 91.9%


                                                                      Principal Amount
Issuer                                                                  (000 Omitted)             Value
U.S. Bonds -- 82.4%
Aerospace -- 4.1%
Airplane Pass-Through Trust,
  10.875s, 2019+ .....................................................   $   700               $    744,408
Argo Tech Corp., 8.625s, 2007 ........................................     1,500                  1,425,000
BE Aerospace, Inc., 8s, 2008 .........................................       850                    833,000
BE Aerospace, Inc., 9.5s, 2008## .....................................     1,400                  1,477,000
BE Aerospace, Inc., 9.875s, 2006 .....................................     1,150                  1,198,875
K & F Industries, Inc., 9.25s, 2007 ..................................     1,975                  1,994,750
L-3 Communications Corp., 8s,
  2008## .............................................................       800                    806,000
L-3 Communications Corp., 8.5s,
  2008 ...............................................................       975                  1,014,000
L-3 Communications Corp.,
  10.375s, 2007 ......................................................       925                  1,015,187
MOOG, Inc., 10s, 2006 ................................................     1,575                  1,614,375
Stellex Industries, Inc., 9.5s, 2007 .................................       700                    603,750
United Defense Industries, Inc.,
  8.75s, 2007 ........................................................       690                    695,175
                                                                                               ------------
                                                                                               $ 13,421,520
                                                                                               ------------
Building -- 3.8%
AAF- McQuay, Inc., 8.875s, 2003 ......................................   $ 1,125               $  1,092,656
American Standard, Inc., 7.375s,
  2008 ...............................................................     1,725                  1,725,000
American Standard, Inc., 7.625s,
  2010 ...............................................................     1,200                  1,212,000
Building Materials Corp., 8.625s,
  2006 ...............................................................     1,250                  1,293,750
Building Materials Corp., 8s, 2007 ...................................     1,750                  1,723,750
Nortek, Inc., 9.25s, 2007 ............................................     2,370                  2,452,950
Schuff Steel Co., 10.5s, 2008 ........................................     1,205                  1,069,437
UDC Homes, Inc., 0s, 2000 ............................................         7                      3,644
Williams Scotsman, Inc., 9.875s,
  2007 ...............................................................     1,650                  1,683,000
                                                                                               ------------
                                                                                               $ 12,256,187
                                                                                               ------------
Business Services -- 2.2%
Anacomp, Inc., 10.875s, 2004 .........................................   $ 1,700               $  1,751,000
Convergent Communications, Inc.,
  13s, 2008 ..........................................................     1,075                    516,000
Iron Mountain, Inc., 10.125s, 2006 ...................................     2,400                  2,604,000
Pierce Leahy Corp., 11.125s, 2006.....................................       943                  1,032,585
Pierce Leahy Corp., 9.125s, 2007 .....................................       675                    705,375
Unisystem Corp., 7.875s, 2008 ........................................       500                    530,000
                                                                                               ------------
                                                                                               $  7,138,960
                                                                                               ------------
Chemicals -- 1.3%
NL Industries, Inc., 11.75s, 2003 ....................................   $ 2,800               $  2,968,000
Sterling Chemicals, Inc., 11.25s,
  2007 ...............................................................     1,350                  1,120,500
                                                                                               ------------
                                                                                               $  4,088,500
                                                                                               ------------
Consumer Goods and Services -- 4.2%
American Safety Razor Co., 9.875s,
  2005 ...............................................................   $ 1,000               $  1,030,000
General Binding Corp., 9.375s,
  2008 ...............................................................     1,075                  1,081,719
Kindercare Learning Centers, Inc.,
  9.5s, 2009 .........................................................     1,775                  1,766,125
Polymer Group, Inc., 9s, 2007 ........................................     2,550                  2,518,125
Polymer Group, Inc., 8.75s, 2008 .....................................       500                    488,750
Remington Products Co. LLC, 11s,
  2006 ...............................................................     1,065                    785,437
Revlon Consumer Products Corp.,
  8.125s, 2006 .......................................................     2,175                  2,077,125
Revlon Consumer Products Corp.,
  8.625s, 2008 .......................................................       455                    414,050

                                                                       Principal Amount
Issuer                                                                    (000 Omitted)           Value
U.S. Bonds -- continued
Consumer Goods and
  Services -- continued
Samsonite Corp., 10.75s, 2008 ........................................   $   550               $    473,000
Synthetic Industries, Inc., 9.25s,
  2007 ...............................................................     3,100                  3,193,000
                                                                                               ------------
                                                                                               $ 13,827,331
                                                                                               ------------
Container, Forest and Paper
  Products -- 5.5%
Applied Extrusion Technologies,
  Inc., 11.5s, 2002 ..................................................   $   950               $    983,250
Atlantis Plastics, Inc., 11s, 2003 ...................................       525                    522,375
Ball Corp., 7.75s, 2006## ............................................     1,225                  1,286,250
Ball Corp., 8.25s, 2008## ............................................     1,160                  1,215,100
Buckeye Cellulose Corp., 8.5s,
  2005 ...............................................................     1,525                  1,540,250
Florida Coast Paper Co. LLC,
  12.75s, 2003 .......................................................     1,675                    854,250
Gaylord Container Corp., 9.75s,
  2007 ...............................................................     2,250                  1,935,000
Gaylord Container Corp., 9.875s,
  2008 ...............................................................       835                    605,375
Graham Packaging/GPC Capital
  Co., 8.75s, 2008 ...................................................       920                    929,200
Silgan Holdings, Inc., 9s, 2009 ......................................     3,000                  3,037,500
Speciality Paperboard, Inc., 9.375s,
  2006 ...............................................................     1,800                  1,818,000
U.S. Can Corp., 10.125s, 2006 ........................................     1,000                  1,030,000
U.S. Timberlands, 9.625s, 2007 .......................................     2,140                  2,166,750
                                                                                               ------------
                                                                                               $ 17,923,300
                                                                                               ------------
Corporate Asset Backed -- 0.1%
Merrill Lynch Mortgage Investors,
  Inc., 8.335s, 2022+ ................................................   $   500               $    472,734
                                                                                               ------------
Energy -- 5.1%
AEI Resources, Inc./AEI Holdings,
  Inc., 10.5s, 2005## ................................................   $   975               $    972,562
AmeriGas Partners LP, 10.125s,
  2007 ...............................................................     1,600                  1,612,000
Cheasapeake Energy Corp., 9.625s,
  2005 ...............................................................     2,525                  1,944,250
Clark Refining & Marketing, Inc.,
  8.625s, 2008## .....................................................     1,300                  1,282,125
Clark USA, Inc., 10.875s, 2005 .......................................     1,740                  1,618,200
Continental Resources, Inc., 10.25s,
  2009## .............................................................     1,625                  1,348,750
Giant Industries, Inc., 9s, 2007 .....................................     1,005                    932,138
Gulfmark Offshore, Inc., 8.75s,
  2008 ...............................................................        50                     48,750
HS Resources, Inc., 9.25s, 2006 ......................................     2,250                  2,087,500
P&L Coal Holdings Corp., 8.875s,
  2008## .............................................................       550                    561,000
P&L Coal Holdings Corp., 9.625s,
  2008## .............................................................     1,500                  1,522,500
Petsec Energy, Inc., 9.5s, 2007 ......................................     1,450                    754,000
Pool Energy Services Co., 8.625s,
  2008 ...............................................................     1,475                  1,253,750
Pride Petroleum Services, Inc.,
  9.375s, 2007 .......................................................       750                    682,500
Wiser Oil Co., 9.5s, 2007 ............................................       175                    108,500
                                                                                               ------------
                                                                                               $ 16,728,525
                                                                                               ------------
Entertainment -- 1.8%
AMC Entertainment, Inc., 9.5s,
  2009 ...............................................................   $ 2,425               $  2,473,500
Cinemark USA, Inc., 9.625s, 2008 .....................................     1,900                  1,990,250

                                                                          15-HYS

                                                                       Principal Amount
Issuer                                                                   (000 Omitted)            Value
U.S. Bonds -- continued
Entertainment -- continued
Hollywood Theaters, Inc., 10.625s,
  2007## .............................................................   $   400               $    279,000
Regal Cinemas, Inc., 9.5s, 2008##.....................................     1,025                  1,058,313
                                                                                               ------------
                                                                                               $  5,801,063
                                                                                               ------------
Food and Beverage Products -- 1.0%
Delta Beverage Group, Inc., 9.75s,
  2003 ...............................................................   $    55               $     57,338
Friendly Ice Cream Corp., 10.5s,
  2007 ...............................................................     1,050                  1,063,125
Specialty Foods Corp., 10.25s,
  2001 ...............................................................     2,175                  2,001,000
                                                                                               ------------
                                                                                               $  3,121,463
                                                                                               ------------
Gaming and Hotels -- 4.5%
Boyd Gaming Corp., 9.5s, 2007++++ ....................................   $ 2,450               $  2,425,500
Casino America, Inc., 12.5s, 2003 ....................................     1,025                  1,132,625
Circus Circus Enterprises, Inc.,
  6.45s, 2006 ........................................................       750                    674,010
Coast Hotels & Casinos, Inc., 13s,
  2002 ...............................................................       600                    675,000
Eldorado Resorts LLC, 10.5s, 2006.....................................     1,700                  1,802,000
Lady Luck Gaming Corp., 11.875s,
  2001 ...............................................................     3,450                  3,484,500
Prime Hospitality Corp., 9.75s,
  2007 ...............................................................     1,600                  1,608,000
Red Roof Inns, Inc., 9.625s, 2003 ....................................     1,125                  1,136,250
Santa Fe Hotel, Inc., 11s, 2000 ......................................     1,045                    992,750
Station Casinos, Inc., 8.875s,
  2008## .............................................................       900                    904,500
                                                                                               ------------
                                                                                               $ 14,835,135
                                                                                               ------------
Industrial -- 7.4%
Allied Waste North America, 7.875s,
  2009## .............................................................   $ 1,750               $  1,771,875
Buckeye Technologies, Inc., 8s,
  2010 ...............................................................       550                    528,000
Day International Group, Inc.,
  11.125s, 2005 ......................................................     1,200                  1,266,000
Envirosource, Inc., 9.75s, 2003 ......................................     1,107                    993,533
Furon Co., 8.125s, 2008 ..............................................     1,150                  1,138,500
Grove Worldwide LLC/Capital, Inc.,
  9.25s, 2008## ......................................................       400                    360,000
Hayes Wheels International, Inc.,
  11s, 2006 ..........................................................     1,050                  1,165,500
Hayes Wheels International, Inc.,
  9.125s, 2007 .......................................................     2,200                  2,299,000
Haynes International, Inc., 11.625s,
  2004 ...............................................................       775                    705,250
IMO Industries, Inc., 11.75s, 2006 ...................................     1,585                  1,600,850
Interlake Corp., 12s, 2001 ...........................................     2,175                  2,316,375
Interlake Corp., 12.125s, 2002 .......................................       350                    353,500
International Knife & Saw, Inc.,
  11.375s, 2006 ......................................................     1,325                  1,359,781
Johnstown America Industries,
  11.75s, 2005 .......................................................       830                    873,575
Mark IV Industries, Inc., 7.75s,
  2006 ...............................................................       250                    243,125
Newcor, Inc., 9.875s, 2008 ...........................................     1,525                  1,418,250
Numatics, Inc., 9.625s, 2008 .........................................       330                    311,025
Oxford Automotive, Inc., 10.125s,
  2007 ...............................................................       950                    978,500
Simonds Industries, Inc., 10.25s,
  2008## .............................................................     1,200                  1,224,000

                                                                      Principal Amount
Issuer                                                                   (000 Omitted)             Value
U.S. Bonds -- continued
Industrial -- continued
Talon Automotive Group, Inc.,
  9.625s, 2008 .......................................................   $   300               $    288,000
Thermadyne Holdings Corp., 0s to
  2003, 12.5s to 2008 ................................................     2,900                  1,276,000
Thermadyne Manufacturing/ Capital
  Corp., 9.875s, 2008 ................................................     1,950                  1,808,625
                                                                                               ------------
                                                                                               $ 24,279,264
                                                                                               ------------
Media -- 14.7%
Acme Television LLC, 0s to 2000,
  10.875s to 2004 ....................................................   $ 1,150               $    918,563
Adelphia Communications Corp.,
  8.375s, 2008## .....................................................     2,400                  2,484,000
Allbritton Communications Co.,
  9.75s, 2007 ........................................................     1,300                  1,371,500
Avalon Cable Holdings LLC, 0s to
  2003, 11.875s to 2008## ............................................     1,950                  1,092,000
Avalon Cable of Michigan, 9.375s,
  2008## .............................................................       525                    535,500
Big Flower Press Holdings, Inc.,
  8.875s, 2007 .......................................................       875                    883,750
Big Flower Press Holdings, Inc.,
  8.625s, 2008 .......................................................     1,125                  1,125,000
Chancellor Media Corp., 8.75s,
  2007 ...............................................................       650                    666,250
Chancellor Media Corp., 8s,
  2008## .............................................................     2,000                  2,040,000
Charter Communications Southeast
  LP, 11.25s, 2006 ...................................................     1,420                  1,590,400
Classic Cable, Inc., 9.875s, 2008##...................................     1,050                  1,097,250
Classic Cable, Inc., 13.25s, 2009 ....................................       775                    476,625
Comcast Corp., 10.625s, 2012 .........................................       200                    256,552
CSC Holdings, Inc., 8.125s, 2009 .....................................     1,900                  2,035,945
Cumulus Media, Inc., 10.375s,
  2008 ...............................................................       675                    715,500
Digital Television Services, Inc.,
  12.5s, 2007 ........................................................     1,450                  1,573,250
EchoStar Satellite Broadcasting
  Corp., 0s to 2000, 13.125s to
  2004 ...............................................................     2,325                  2,319,187
Fox/Liberty Networks LLC, Inc.,
  8.875s, 2007 .......................................................     2,475                  2,524,500
Frontiervision LP, 0s to 2001,
  11.875s to 2007 ....................................................     1,300                  1,085,500
Frontiervision Operating Partnership
  LP, 11s, 2006 ......................................................       575                    636,094
Golden Books Publishing, Inc.,
  7.65s, 2002** ......................................................       625                    196,650
Granite Broadcasting Corp.,
  10.375s, 2005 ......................................................     1,650                  1,662,375
Granite Broadcasting Corp., 8.875s,
  2008 ...............................................................       940                    893,000
Hollinger International Publishing,
  Inc., 9.25s, 2007 ..................................................     2,300                  2,415,000
Intermedia Capital Partners IV, LP,
  11.25s, 2006 .......................................................     1,375                  1,546,875
Jacor Communications Co., 8s,
  2010 ...............................................................       825                    862,125
Lenfest Communications, Inc.,
  10.5s, 2006 ........................................................     1,345                  1,573,650
Liberty Group Operating, Inc.,
  9.375s, 2008 .......................................................     1,145                  1,102,063

16-HYS

                                                                      Principal Amount
Issuer                                                                  (000 Omitted)              Value
U.S. Bonds -- continued
Media -- continued
LIN Holdings Corp., 0s to 2003, 10s
  to 2008 ............................................................   $   300               $    207,000
LIN Televison Corp., 8.375s, 2008 ....................................     1,450                  1,435,500
NTL, Inc., 0s to 2003, 9.75s to
  2008## .............................................................     2,650                  1,613,187
NTL, Inc., 0s to 2003, 12.375s to
  2008## .............................................................     2,850                  1,738,500
Outdoor Systems, Inc., 8.875s,
  2007 ...............................................................     1,500                  1,601,250
Telemundo Holdings, Inc., 0s to
  2003, 11.5s to 2008## ..............................................     2,825                  1,624,375
Transwestern Publishing Co.,
  9.625s, 2007 .......................................................       700                    728,875
United International Holdings, Inc.,
  10.75s, 2008 .......................................................     2,050                  1,086,500
World Color Press, Inc., 8.375s,
  2008## .............................................................     1,075                  1,080,375
Young Broadcasting, Inc., 8.75s,
  2007 ...............................................................     1,000                  1,005,000
                                                                                               ------------
                                                                                               $ 47,799,666
                                                                                               ------------
Medical and Health Technology
  and Services -- 4.3%
Alaris Medical Systems, Inc., 9.75s,
  2006 ...............................................................   $ 1,500               $  1,530,000
Alaris Medical Systems, Inc., 0s to
  2003, 11.125s to 2008## ............................................     1,400                    763,000
Beverly Enterprises, Inc., 9s, 2006 ..................................     1,550                  1,581,000
Fresenius Medical Care Capital
  Trust, 7.875s, 2008 ................................................     2,550                  2,524,500
Oxford Health Plans, Inc., 11s,
  2005## .............................................................     1,900                  1,833,500
Pharmerica, Inc., 8.375s, 2008 .......................................     1,125                  1,009,687
Prime Medical Services, Inc., 8.75s,
  2008 ...............................................................     2,425                  2,279,500
Tenet Healthcare Corp., 8.625s,
  2007 ...............................................................     1,000                  1,045,000
Tenet Healthcare Corp., 7.625s,
  2008## .............................................................       740                    751,100
Tenet Healthcare Corp., 8.125s,
  2008## .............................................................       750                    768,750
                                                                                               ------------
                                                                                               $ 14,086,037
                                                                                               ------------
Metals and Minerals -- 2.4%
Acme Metals, Inc., 10.875s, 2007 .....................................   $   700               $     56,000
Alaska Steel Holdings Corp.,
  9.125s, 2006 .......................................................     1,280                  1,340,800
Commonwealth Aluminum Corp.,
  10.75s, 2006 .......................................................     1,650                  1,584,000
Doe Run Resources Corp., 11.25s,
  2005 ...............................................................     1,000                    800,000
Jorgensen (Earle M.) Co., 9.5s,
  2005 ...............................................................       960                    914,400
Kaiser Aluminum & Chemical Corp.,
  9.875s, 2002 .......................................................     1,400                  1,386,000
Metal Management, Inc., 10s, 2008.....................................     1,400                    840,000
WCI Steel, Inc., 10s, 2004 ...........................................     1,000                    990,000
Wheeling Pittsburgh Corp., 9.25s,
  2007 ...............................................................        25                     23,500
                                                                                               ------------
                                                                                               $  7,934,700
                                                                                               ------------

                                                                      Principal Amount
Issuer                                                                  (000 Omitted)               Value
U.S. Bonds -- continued
Retail -- 3.0%
Affinity Group Holding, Inc., 11s,
  2007 ...............................................................   $ 1,000               $  1,032,500
Cole National Group, Inc., 8.625s,
  2007 ...............................................................     2,100                  2,058,000
Finlay Enterprises, Inc., 9s, 2008 ...................................       450                    387,000
Finlay Fine Jewelry Corp., 8.375s,
  2008 ...............................................................     1,325                  1,166,000
J.Crew Operating Corp., 10.375s,
  2007 ...............................................................     1,150                    977,500
Musicland Group, Inc., 9s, 2003 ......................................       500                    477,500
Musicland Group, Inc., 9.875s,
  2008 ...............................................................     1,550                  1,519,000
Southland Corp., 5s, 2003 ............................................     2,350                  2,068,000
                                                                                               ------------
                                                                                               $  9,685,500
                                                                                               ------------
Supermarkets -- 1.0%
Jitney-Jungle Stores of America,
  Inc., 12s, 2006 ....................................................   $   485               $    538,350
Pathmark Stores, Inc., 11.625s,
  2002 ...............................................................     1,825                  1,742,875
Pathmark Stores, Inc., 9.625s, 2003...................................       450                    436,500
Penn Traffic Co., 8.625s, 2003 .......................................     1,200                    576,000
                                                                                               ------------
                                                                                               $  3,293,725
                                                                                               ------------
Telecommunications -- 14.9%
Allegiance Telecommunications,
  Inc., 0s to 2003, 11.75s to 2008 ...................................   $ 1,100               $    517,000
Allegiance Telecommunications,
  Inc., 12.875s, 2008 ................................................     1,025                  1,004,500
American Cellular Corp., 10.5s,
  2008## .............................................................     1,125                  1,091,250
AMSC Acquisition Co., Inc., 12.25s,
  2008 ...............................................................     1,425                    862,125
Centennial Cellular Operating Co.,
  10.75s, 2008 .......................................................     1,725                  1,733,625
DTI, Inc., 0s to 2003, 12.5s to 2008                                       2,400                    612,000
Esat Holdings Ltd., 0s to 2002,
  12.5s to 2007 ......................................................       550                    363,000
Exodus Communications, Inc.,
  11.25s, 2008## .....................................................     2,500                  2,512,500
Flag Ltd., 8.25s, 2008 ...............................................       115                    112,700
GCI, Inc., 9.75s, 2007 ...............................................       925                    915,750
Global Crossings Holdings Ltd.,
  9.625s, 2008## .....................................................     1,300                  1,365,000
ICG Holdings, Inc., 0s to 2001,
  12.55s to 2006 .....................................................     2,525                  1,818,000
Intermedia Communications, Inc.,
  8.875s, 2007 .......................................................       800                    772,000
Intermedia Communications, Inc.,
  0s to 2002, 11.25s to 2007 .........................................       365                    248,200
ITC Deltacom, Inc., 11s, 2007 ........................................       682                    746,790
ITC Deltacom, Inc., 8.875s, 2008 .....................................       700                    703,500
ITC Deltacom, Inc., 9.75s, 2008## ....................................     1,500                  1,552,500
Level 3 Communications, Inc.,
  9.125s, 2008 .......................................................     2,475                  2,453,344
Metromedia Fiber Network, Inc.,
  10s, 2008## ........................................................     1,575                  1,622,250
MJD Communications, Inc., 9.5s,
  2008 ...............................................................     1,000                    992,500
Nextel Communications, Inc., 0s to
  1999, 9.75s to 2004 ................................................       585                    567,450

                                                                          17-HYS

                                                                     Principal Amount
Issuer                                                                 (000 Omitted)              Value
U.S. Bonds -- continued
Telecommunications -- continued
Nextel Communications, Inc., 0s to
  2002, 9.75s to 2007 ................................................   $   785               $    478,850
Nextel Communications, Inc., 0s to
  2003, 9.95s to 2008 ................................................       950                    570,000
Nextel International, Inc., 0s to
  2003, 12.125 to 2008 ...............................................     2,675                  1,197,062
Nextlink Communications, Inc.,
  9.625s, 2007 .......................................................     1,225                  1,182,125
Nextlink Communications, Inc.,
  10.75s, 2008## .....................................................       775                    782,750
Northeast Optic Network, 12.75s,
  2008 ...............................................................       850                    833,000
Pagemart Wireless, Inc., 0s to 2003,
  11.25s to 2008 .....................................................     1,500                    720,000
Paging Network, Inc., 8.875s, 2006....................................       190                    172,900
Pathnet, Inc., 12.25s, 2008 ..........................................       250                    175,000
Pinnacle Holdings, Inc., 0s to 2003,
  10s to 2008 ........................................................     1,925                  1,155,000
Psinet, Inc., 10s, 2005 ..............................................     1,000                    980,000
Psinet, Inc., 11.5s, 2008## ..........................................       550                    574,750
Qwest Communications
  International, Inc., 10.875s, 2007..................................       731                    829,685
Qwest Communications
  International, Inc., 7.25s, 2008##..................................     1,050                  1,078,875
Qwest Communications
  International, Inc., 7.5s, 2008## ..................................     1,800                  1,869,750
RCN Corp., 0s to 2002, 11.25s to
  2007 ...............................................................     1,950                  1,131,000
Rural Cellular Corp., 9.625s, 2008 ...................................       800                    802,000
Spectrasite Holdings, Inc., 0s to
  2003, 12s to 2008## ................................................     2,825                  1,440,750
Sprint Spectrum LP, 11s, 2006 ........................................       850                    981,750
Telesystem International Wireless,
  Inc., 0s to 2002, 10.5s to 2007 ....................................     1,325                    495,219
Telesystem International Wireless,
  Inc., 0s to 2002, 13.25s to 2007 ...................................     1,625                    690,625
Time Warner Telecommunications
  LLC, 9.75s, 2008 ...................................................     2,000                  2,090,000
Triton PCS, Inc., 0s to 2003, 11s to
  2008 ...............................................................     2,750                  1,237,500
Verio, Inc., 10.375s, 2005 ...........................................       625                    609,375
Verio, Inc., 11.25s, 2008## ..........................................       775                    782,750
Viatel, Inc., 11.25s, 2008 ...........................................     1,200                  1,164,000
Viatel, Inc., 0s to 2003, 12.5s to
  2008 ...............................................................       425                    238,000
Western Wireless Corp., 10.5s,
  2007 ...............................................................     1,665                  1,739,925
                                                                                               ------------
                                                                                               $ 48,568,625
                                                                                               ------------
Transportation -- 0.1%
Moran Transportation Co., 11.75s,
  2004 ...............................................................   $   300               $    324,375
                                                                                               ------------
Utilities -- Electric -- 1.0%
CalEnergy Co., Inc., 7.52s, 2008 .....................................   $ 1,000               $  1,046,780
El Paso Electric Co., 8.9s, 2006 .....................................       500                    554,380
Esi Tractebel Acquisition Corp.,
  7.99s, 2011 ........................................................       525                    521,719
Niagara Mohawk Power Corp.,
  7.625s, 2005 .......................................................     1,000                  1,053,390
                                                                                               ------------
                                                                                               $  3,176,269
                                                                                               ------------
  Total U.S. Bonds .......................................................................     $268,762,879
                                                                                               ------------

                                                                       Principal Amount
Issuer                                                                   (000 Omitted)             Value
Foreign Bonds -- 9.5%
Belgium -- 0.1%
Hermes Europe Railtel B V, 10.375s,
  2009 (Telecommunications)## ........................................   $   500               $    506,250
                                                                                               ------------
Bulgaria -- 0.2%
Bulgaria National Republic, 6.688s,
  2011 ...............................................................   $ 1,200               $    804,000
                                                                                               ------------
Canada -- 3.4%
Clearnet Communications, Inc., 0s
  to 2000, 14.75s to 2005
  (Telecommunications) ...............................................   $ 1,025               $    872,531
International Utility Structures,
  10.75s, 2008 (Utilities-Electric) ..................................     1,000                    937,500
Metronet Communications Corp., 0s
  to 2002, 10.75s to 2007
  (Telecommunications) ...............................................     4,845                  2,997,000
Metronet Communications Corp.,
  12s, 2007 (Telecommunications) .....................................       650                    721,500
PCI Chemicals Canada, Inc., 9.25s,
  2007 (Chemicals) ...................................................     1,705                  1,329,900
Repap New Brunswick, Inc., 9s,
  2004 (Container, Forest and
  Paper Products) ....................................................     1,875                  1,687,500
Rogers Cablesystems, Inc., 9.625s,
  2002 (Media) .......................................................       250                    268,750
Rogers Cablesystems, Inc.,
  10.125s, 2012 (Media) ..............................................     2,030                  2,243,150
                                                                                               ------------
                                                                                               $ 11,057,831
                                                                                               ------------
Greece -- 0.2%
Fage Dairy Industries SA, 9s, 2007
  (Food and Beverages) ...............................................   $   675               $    570,375
                                                                                               ------------
Luxembourg -- 0.5%
Millicom International Cellular
  Communications Corp., 0s to
  2001, 13.5s to 2006
  (Telecommunications) ...............................................   $ 2,360               $  1,652,000
                                                                                               ------------
Mexico -- 0.3%
Satelites Mexicanos SA de C V,
  10.125s, 2004
  (Telecommunications)## .............................................   $ 1,250               $    996,875
                                                                                               ------------
Netherlands -- 0.7%
Versatel Telecom B.V., 13.25s, 2008
  (Telecommunications)## .............................................   $ 2,250               $  2,227,500
                                                                                               ------------
Poland -- 0.1%
PTC International Finance B.V., 0s to
  2002, 10.75s to 2007
  (Telecommunications) ...............................................   $   525               $    356,344
                                                                                               ------------
Thailand -- 0.2%
Jasmine Submarine Telecom Ltd.,
  8.483s, 2011 (Industrial)## ........................................   $   797               $    661,431
                                                                                               ------------
United Kingdom -- 3.8%
Colt Telecommunications Group
  PLC, 0s to 2001,12s to 2006
  (Telecommunications) ...............................................   $ 3,800               $  3,173,000
Dialog Corp. PLC, 11s, 2007
  (Telecommunications) ...............................................     1,300                  1,290,250
Diamond Cable Communications
  Corp. PLC, 0s to 2000, 11.75s to
  2005 (Media) .......................................................       150                    123,375
Dolphin Telecom PLC, 0s to 2003,
  11.5s to 2008
  (Telecommunications)# ..............................................     2,750                    797,500

18-HYS

                                          Principal Amount
Issuer                                     (000 Omitted)          Value
Foreign Bonds -- continued
United Kingdom -- continued
Esat Telecom Group PLC, 0s to
  2002, 12.5s to 2007
  (Telecommunications) ................        $ 1,200        $    792,000
Esat Telecom Group PLC, 11.875s,
  2008 (Telecommunications)## .........          1,575           1,590,750
Esprit Telecom Group PLC, 11.5s,
  2007 (Telecommunications)## .........            700             714,000
Espirit Telecom Group PLC,
  10.875s, 2008
  (Telecommunications) ................          1,700           1,708,500
Telewest PLC, 9.625s, 2006
  (Media) .............................          1,475           1,504,500
Telewest PLC, 11.25s, 2008
  (Media)## ...........................            500             556,250
                                                              ------------
                                                              $ 12,250,125
                                                              ------------
  Total Foreign Bonds ...................................     $ 31,082,731
                                                              ------------
  Total Bonds
    (Identified Cost, $312,016,651) .....................     $299,845,610
                                                              ------------


                                                                             Shares
Preferred Stocks -- 3.2%
Consumer Goods and Services
Renaissance Cosmetics, Inc., 14%                                                850     $         0
                                                                                        -----------
Energy -- 0.2%
Clark USA, Inc., 11.5s ...................................................      726     $   580,800
                                                                                        -----------
Media -- 1.3%
CSC Holdings, Inc., 11.125s ..............................................   15,688     $ 1,729,602
Primedia, Inc., 10s ......................................................    4,000         392,000
Primedia, Inc., 8.625s* ..................................................   23,750       2,303,774
                                                                                        -----------
                                                                                        $ 4,425,376
                                                                                        -----------
Telecommunications -- 1.7%
Crown Castle International Corp.,
  12.75s* ................................................................    1,525     $ 1,528,812
E Spire Communications, Inc.,
  12.75s .................................................................      508         248,920
Global Crossing Holdings Ltd.,
  10.5s##* ...............................................................   10,750       1,037,375
ICG Funding LLC, 6.75s* ..................................................   14,500         755,813
Nextel Communications, Inc., 13s* ........................................      232         220,400
Rural Cellular Corp., 11.375s ............................................    1,718       1,580,560
Viatel, Inc., 10s* .......................................................      840          50,400
                                                                                        -----------
                                                                                        $ 5,422,280
                                                                                        -----------
  Total Preferred Stocks
    (Identified Cost, $10,982,599) ................................................     $10,428,456
                                                                                        -----------

Warrants* -- 0.5%

Issuer                                      Shares        Value
Allegiance Telecommunications, Inc.
  (Telecommunications) .................    1,550     $    2,712
American Mobile Satellite Corp.
  (Telecommunications)## ...............    1,425          5,529
Colt Telecommunications Group
  PLC (Telecommunications)## ...........    3,150      1,345,522
Convergent Communications, Inc.
  (Business Services) ..................    4,300             43
Crystal Oil Co., $0.10 (Energy).........   36,780              0
Crystal Oil Co., $0.125 (Energy)........   36,779              0
DTI, Inc. (Telecommunications) .........   12,000            600
Esat Holdings Ltd.
  (Telecommunications)## ...............      550         36,575
ICO, Inc. (Oil Services) ...............   25,000         15,250
Knology Holdings, Inc.
  (Telecommunications)## ...............      525          1,053
Loral Orion Network Systems, Inc.
  (Telecommunications) .................    1,000          8,000
Loral Orion Network Systems, Inc.
  (Telecommunications) .................    1,100         19,800
McCaw International Ltd.
  (Telecommunications)## ...............      850          1,063
Metronet Communications Corp.
  (Telecommunications)## ...............      650         19,500
Pathnet, Inc. (Business Services)##.....      250          2,500
Renaissance Cosmetics, Inc.
  (Consumer Goods and Services).........      689              0
Versatel Telecom B V
  (Telecommunications) .................    2,250         22,500
                                                      ----------
  Total Warrants
    (Identified Cost, $816,292) .................     $1,480,647
                                                      ----------

                                        Shares
Stocks
Building
Atlantic Gulf Communities Corp.+* ..       30     $         23
                                                  ------------
Consumer Goods and Services
Ranger Industries, Inc.* ...........    8,952     $      2,596
                                                  ------------
  Total Stocks
    (Identified Cost, $334,710) .............     $      2,619
                                                  ------------
Short-Term Obligations -- 1.9%

                               Principal Amount
                                 (000 Omitted)
Federal Home Loan Mortgage
  Corp., due 1/04/99, at Amortized
  Cost .............................   $6,235     $  6,232,662
                                                  ------------
  Total Investments
    (Identified Cost, $330,382,914) .........     $317,989,994
                                                  ------------
Other Assets,
  Less Liabilities -- 2.5%                           8,242,363
                                                  ------------
  Net Assets -- 100.0% ......................     $326,232,357
                                                  ============

           See portfolio footnotes and notes to financial statements

                                                                          19-HYS

Portfolio of Investments -- December 31, 1998
International Growth & Income Series
Stocks -- 93.8%

Issuer                                                                             Shares              Value
Foreign Stocks -- 82.3% Australia -- 2.6% QBE Insurance Group Ltd.
  (Insurance)* ........................................................           301,263           $ 1,242,688
Seven Network Ltd. (Entertainment).....................................           227,620               746,959
                                                                                                    -----------
                                                                                                    $ 1,989,647
                                                                                                    -----------
Austria -- 0.7%
Austria Tabak AG (Tobacco) ............................................             6,790           $   520,216
                                                                                                    -----------
Canada -- 2.6%
Canadian National Railway Co.
  (Railroads) .........................................................            37,580           $ 1,949,463
                                                                                                    -----------
Chile -- 0.3%
Enersis S.A., ADR (Utilities-Electric).................................             7,470           $   192,819
                                                                                                    -----------
Finland -- 0.8%
Helsingin Puhelin Oyj
  (Telecommunications) ................................................            10,230           $   608,200
                                                                                                    -----------
France -- 11.4%
Pinault-Printemps Redoute (Retail) ....................................            13,250           $ 2,529,449
Sanofi S.A. (Medical and Health
  Products) ...........................................................             8,210             1,350,112
SEITA (Tobacco) .......................................................            26,200             1,639,110
Television Francaise
  (Entertainment) .....................................................             5,150               915,944
Thomson CSF (Aerospace and
  Defense) ............................................................            10,630               456,019
Total S.A., ADR (Oils) ................................................            11,810               587,547
Union des Assurances Federales
  S.A. (Insurance) ....................................................             8,300             1,100,831
                                                                                                    -----------
                                                                                                    $ 8,579,012
                                                                                                    -----------
Germany -- 6.2%
Henkel KGaA (Chemicals) ...............................................            21,060           $ 1,881,259
Mannesmann AG (Conglomerate) ..........................................             9,440             1,080,959
Volkswagen AG (Automotive) ............................................            14,530             1,158,567
Wella AG (Cosmetics)* .................................................               620               516,667
                                                                                                    -----------
                                                                                                    $ 4,637,452
                                                                                                    -----------
Greece -- 1.1%
Hellenic Telecommunication
  Organization S.A., GDR
  (Telecommunications) ................................................            32,148           $   854,908
                                                                                                    -----------
Hong Kong -- 1.1%
Dairy Farm International Holdings
  Ltd. (Supermarkets) .................................................           282,000           $   324,300
Hong Kong Electric Holdings Ltd.
  (Utilities-Electric) ................................................           154,000               467,149
                                                                                                    -----------
                                                                                                    $   791,449
                                                                                                    -----------
Ireland -- 0.6%
Allied Irish Banks PLC (Banks and
  Credit Cos.) ........................................................            25,800           $   458,812
                                                                                                    -----------
Italy -- 7.4%
ENI S.p.A., ADR (Oils) ................................................            11,330           $   767,607
Instituto Nazionale delle
  Assicurazioni (Insurance) ...........................................           419,890             1,109,858
San Paolo Imi S.p.A. (Banks and
  Credit Cos.)* .......................................................            23,565               416,676
Telecom Italia Mobile S.p.A.
  (Telecommunications) ................................................           219,120             1,379,949
Telecom Italia Mobile S.p.A., Saving
  Shares (Telecommunications) .........................................           361,580             1,703,459
Unione Immobiliare S.p.A. (Real
  Estate)* ............................................................           419,790               219,123
                                                                                                    -----------
                                                                                                    $ 5,596,672
                                                                                                    -----------

Issuer                                                                             Shares              Value
Foreign Stocks -- continued
Japan -- 9.2%
Canon, Inc. (Office Equipment) ........................................            67,000           $ 1,426,600
Kirin Beverage Corp. (Beverages) ......................................            64,000             1,258,332
Olympus Optical Co. Ltd. (Photo
  Equipment and Supplies) .............................................            42,000               481,026
Osaka Sanso Kogyo Ltd.
  (Chemicals) .........................................................            56,000               107,142
Rohm Co. (Electronics) ................................................             6,000               544,349
Takeda Chemical Industries Co.
  (Pharmaceuticals) ...................................................            53,000             2,032,710
Terumo Corp. (Pharmaceuticals) ........................................            30,000               703,580
Tokyo Broadcasting System, Inc.
  (Broadcasting) ......................................................            20,000               222,712
Ushio, Inc. (Electronics) .............................................            19,000               166,011
                                                                                                    -----------
                                                                                                    $ 6,942,462
                                                                                                    -----------
Netherlands -- 10.5%
Akzo Nobel N.V. (Chemicals) ...........................................            17,210           $   782,897
Benckiser N.V., "B" (Consumer
  Goods and Services) .................................................            15,240               997,350
Equant N.V. (Telecommunications)*......................................             3,300               223,781
Hunter Douglas N.V., ADR
  (Consumer Goods and Services)*.......................................            19,300               638,712
IHC Caland N.V. (Marine
  Equipment)* .........................................................            13,021               540,377
ING Groep N.V. (Financial
  Services)* ..........................................................            12,150               740,183
Koninklijke Ahold N.V., ADR
  (Supermarkets) ......................................................            35,074             1,297,738
Royal Dutch Petroleum Co., ADR
  (Oils) ..............................................................            28,650             1,371,619
Wolters Kluwer N.V. (Publishing)* .....................................             6,218             1,329,286
                                                                                                    -----------
                                                                                                    $ 7,921,943
                                                                                                    -----------
Portugal -- 1.4%
Banco Pinto & Sotto Mayor S.A.
  (Banks and Credit Cos.) .............................................            37,823           $   716,025
Electricidade de Portugal S.A.
  (Utilities-Electric) ................................................            16,920               371,965
                                                                                                    -----------
                                                                                                    $ 1,087,990
                                                                                                    -----------
South Korea -- 0.3%
Korea Electric Power Corp. (Utilities-
  Electric) ...........................................................            10,320           $   256,280
                                                                                                    -----------
Spain -- 4.4%
Iberdrola S.A. (Utilities -- Electric) ................................           122,560           $ 2,292,980
Telefonica de Espana (Utilities --
   Telephone) .........................................................            23,510             1,045,368
                                                                                                    -----------
                                                                                                    $ 3,338,348
                                                                                                    -----------
Sweden -- 3.5%
Astra AB (Pharmaceuticals) ............................................            71,110           $ 1,444,969
Saab AB "B" (Aerospace and
  Defense)* ...........................................................            75,090               786,041
Volvo AB (Automotive) .................................................            17,570               402,465
                                                                                                    -----------
                                                                                                    $ 2,633,475
                                                                                                    -----------
Switzerland -- 2.2%
Ciba Specialty AG (Chemicals) .........................................             2,980           $   249,509
Clariant AG (Chemicals) ...............................................               674               315,040
Nestle S.A. (Food and Beverage
  Products) ...........................................................               375               816,345
UBS AG (Banks and Credit Cos.)* .......................................             1,000               307,244
                                                                                                    -----------
                                                                                                    $ 1,688,138
                                                                                                    -----------

20-GIS

Issuer                                                                             Shares              Value
Foreign Stocks -- continued
United Kingdom -- 16.0%
Allied Zurich PLC (Insurance)* ........................................            22,375           $   335,731
Avis Europe PLC (Auto Rental)## .......................................           242,340             1,009,065
British Aerospace PLC (Aerospace
  and Defense)* .......................................................           212,526             1,808,630
British Petroleum PLC, ADR (Oils) .....................................            21,930             2,083,350
Compass Group PLC
  (Food-Catering) .....................................................           188,460             2,147,812
Lloyds TSB Group PLC (Banks and
  Credit Cos.) ........................................................            46,680               663,639
LucasVarity PLC (Automotive) ..........................................           193,830               646,305
Rentokil Initial PLC (Conglomerate) ...................................            45,200               341,169
Reuters Group PLC (Business
  Services) ...........................................................            52,800               556,196
Reuters Group PLC, ADR (Business
  Services) ...........................................................             1,200                76,050
Tomkins PLC (Conglomerate)* ...........................................           265,540             1,259,843
Williams PLC (Conglomerate) ...........................................           127,450               727,308
Zeneca Group PLC (Medical and
  Health Products) ....................................................             8,900               387,118
                                                                                                    -----------
                                                                                                    $12,042,216
                                                                                                    -----------
  Total Foreign Stocks ........................................................................     $62,089,502
                                                                                                    -----------
U.S. Stocks -- 11.5%
Business Machines -- 1.2%
Xerox Corp. ...........................................................             7,470           $   881,460
                                                                                                    -----------
Consumer Goods and Services -- 3.0%
Newell Co. ............................................................             8,600           $   354,750
Philip Morris Cos., Inc. ..............................................            36,110             1,931,885
                                                                                                    -----------
                                                                                                    $ 2,286,635
                                                                                                    -----------
Electronics -- 1.1%
AMP, Inc. .............................................................            15,928           $   829,251
                                                                                                    -----------
Financial Institutions -- 1.1%
Associates First Capital Corp., "A" ...................................            19,000           $   805,125
                                                                                                    -----------
Food and Beverage Products -- 0.5%
Anheuser Busch Cos., Inc. .............................................             5,900           $   387,188
                                                                                                    -----------
Insurance -- 1.0%
ReliaStar Financial Corp. .............................................            16,820           $   775,822
                                                                                                    -----------
Oil Services -- 0.3%
Conoco, Inc., "A"* ....................................................             9,500           $   198,313
                                                                                                    -----------
Restaurants and Lodging -- 1.3%
McDonalds Corp. .......................................................            12,550           $   961,644
                                                                                                    -----------
Retail -- 1.2%
Albertsons, Inc. ......................................................            14,380           $   915,826
                                                                                                    -----------
Stores -- 0.8%
Rite Aid Corp. ........................................................            12,880           $   638,365
                                                                                                    -----------
  Total U.S. Stocks ...........................................................................     $ 8,679,629
                                                                                                    -----------
  Total Stocks
    (Identified Cost, $59,567,451) ............................................................     $70,769,131
                                                                                                    -----------

Preferred Stock -- 0.7%

Issuer                                                                             Shares              Value
Prosieben Media AG
  (Entertainment)
   (Identified Cost $ 512,546) ........................................            10,630           $   490,713
                                                                                                    -----------
Rights
Telefonica S.A.
  (Telecommunications)* (Identified
  Cost, $19,716).......................................................            23,510           $    20,874
                                                                                                    -----------
Warrants*
Vivendi (Utilities-Water) (Identified
  Cost, $369)..........................................................             2,360           $     6,117
                                                                                                    -----------
Short-Term Obligations -- 4.9%



                                                                              Principal Amount
Issuer                                                                         (000 Omitted)           Value
Federal Home Loan Mortgage
  Corp., due 1/04/99, at Amortized
  Cost ............................                                                $3,670           $ 3,668,624
                                                                                                    -----------
  Total Investments
    (Identified Cost, $63,768,706) ............................................................     $74,955,459
Other Assets,
  Less Liabilities -- 0.6%                                                                              454,949
                                                                                                    -----------
Net Assets -- 100.0% ..........................................................................     $75,410,408
                                                                                                    ===========

             See portfolio notes and notes to financial statements


                                                                          21-GIS

Portfolio of Investments -- December 31, 1998
MFS/Foreign & Colonial Emerging Markets Equity Series
Stocks -- 97.2%


Issuer                                                                             Shares              Value
Argentina -- 3.7%
Banco de Galicia y Buenos Aires
  S.A. de C.V., ADR (Banks and
  Credit Cos.) ........................................................               3,456         $    60,912
Perez Companc S.A. (Oils) .............................................              22,728              96,231
Siderca S.A. (Steel) ..................................................              33,000              37,656
Telecom Argentina S.A., ADR
  (Telecommunications) ................................................               1,250              34,375
Telefonica de Argentina, ADR
  (Uitlities - Telephone) .............................................               5,220             145,834
YPF Sociedad Anonima, ADR (Oils).......................................               9,300             259,818
                                                                                                    -----------
                                                                                                    $   634,826
                                                                                                    -----------
Brazil -- 13.4%
Banco Bradesco S.A., Preferred
  (Banks and Credit Cos.) .............................................          11,817,000         $    65,541
CEMIG, Preferred
  (Utilities - Electric) ..............................................           7,550,014             143,750
Centrais Eletricas Brasileiras S.A.,
  Preferred, "B" (Utilities - Electric)................................          17,289,000             332,040
Companhia Cervejaria Brahma,
  Preferred (Beverages) ...............................................             192,000              83,921
Companhia Paranaense de Energia,
  Preferred "B" (Utilities - Electric).................................           8,898,000              64,083
Companhia Vale do Rio Doce,
  Preferred (Mining) ..................................................               4,600                   0
Embratel Participacoes S.A.
  (Telecommunications)* ...............................................           6,767,283              58,822
Itausa Investimentos Itau S.A.,
  Preferred (Conglomerate) ............................................             169,000              93,734
ITC Ltd., GDR (Conglomerate)## ........................................               3,200              71,280
ITC Ltd., GDR (Conglomerate)* .........................................               6,000             132,000
Petroleo Brasileiro S.A., Preferred (Oils).............................           1,791,000             203,118
Tele Centro Sul Participacoes S.A.
  (Telecommunications)* ...............................................           6,767,283              44,816
Tele Norte Lests Participacoes S.A.
  (Telecommunications)* ...............................................           6,767,283              55,460
Tele Sudeste Celular Participacoes
  S.A. (Telecommunications)* ..........................................           6,767,283              19,047
Telebras Telecomunicacoes
  Brasileiras S.A.
  (Telecommunications)* ...............................................           5,491,000             245,459
Telebras Telecomunicacoes
  Brasileiras S.A., Preferred
  (Telecommunications)* ...............................................           3,028,000             222,087
Telecomunicacoes do Rio de
  Janeiro S.A.
  (Telecommunications) ................................................             796,000              21,745
Telerj Tel Rio de Janero S.A.,
  Preferred "B"
  (Telecommunications)* ...............................................             796,000              18,780
Telesp Celular Participacoes S.A.
  (Telecommunications)* ...............................................           6,767,283              29,131
Telesp Participacoes S.A.
  (Telecommunications)* ...............................................           8,627,285             110,698
Unibanco S.A. (Banks and
  Credit Cos.) ........................................................           2,559,000              88,972
Vale do Rio Doce Cia, Preferred
  (Mining) ............................................................              14,500             186,051
                                                                                                    -----------
                                                                                                    $ 2,290,535
                                                                                                    -----------
China -- 2.0%
Huaneng Power International, Inc.,
  ADR (Utilities - Electric)* .........................................              18,500         $   268,250
Qingling Motors Co. (Automotive) ......................................             448,000              78,647
                                                                                                    -----------
                                                                                                    $   346,897
                                                                                                    -----------

Issuer                                                                             Shares              Value
Egypt -- 3.3%
Eastern Tobacco Co. (Consumer
  Goods and Services) .................................................               2,500         $    57,621
Egypt Gas (Utilities - Gas) ...........................................               1,000              74,303
Egypt Trust (Real Estate
  Investment Trust)* ..................................................              19,600             190,120
Egyptian International
  Pharmaceutical Industries Co.
  (Pharmaceuticals) ...................................................               1,500              75,427
Madinet Nasar City (Housing) ..........................................               1,900              57,441
Misr Elgadida for Housing and
  Reconstruction (Housing) ............................................                 790              62,198
Misr International Bank (Banks and
  Credit Cos.) ........................................................               1,050              20,399
National Societe Generale Bank
  (Banks and Credit Cos.) .............................................               1,700              31,054
                                                                                                    -----------
                                                                                                    $   568,563
                                                                                                    -----------
Finland -- 0.2%
AO Mosenergo, ADR
  (Conglomerate) ......................................................              17,360         $    32,550
                                                                                                    -----------
Greece -- 4.0%
Alpha Credit Bank (Banks and
  Credit Cos.) ........................................................               1,750         $   182,527
Attica Enterprises S.A., GDR
  (Transportation) ....................................................               4,000              35,838
Hellenic Telecommunication
  Organization S.A., GDR
  (Telecommunications) ................................................               5,860             155,834
Intracom S.A. (Telecommunications).....................................               1,200              54,614
National Bank of Greece, GDR
  (Banks and Credit Cos.) .............................................                 700             157,416
Panafon Hellenic Telecom S.A.
  (Telecommunications)* ...............................................               1,500              40,157
Titan Cement Co., GDR (Building
  Materials) ..........................................................                 700              53,721
                                                                                                    -----------
                                                                                                    $   680,107
                                                                                                    -----------
Hong Kong -- 1.2%
Guangdong Kelon Electric Holdings
  (Consumer Goods and Services)........................................             154,000         $   137,163
Zhenhai Refining and Chemical Co.,
  Ltd. (Oils) .........................................................             494,000              75,882
                                                                                                    -----------
                                                                                                    $   213,045
                                                                                                    -----------
Hungary -- 6.6%
Magyar Olaj Es Gazipari KT
  (Utilities - Gas) ...................................................               5,590         $   152,678
Magyar Tavkozlesi Rt., ADR
  (Telecommunications) ................................................              18,085             539,159
Mol Magyar Olaj Es Gazipari KT,
  GDR (Oils)## ........................................................              10,000             275,000
Otp Bank (Banks and Credit Cos.) ......................................               3,185             158,955
                                                                                                    -----------
                                                                                                    $ 1,125,792
                                                                                                    -----------
India -- 4.3%
Bajaj Auto Ltd., GDR (Automotive) .....................................                 700         $    10,850
Bajaj Auto Ltd., GDR
  (Automotive)## ......................................................               1,150              17,825
EIH Ltd., GDR (Restaurants and
  Lodging) ............................................................               1,250               6,563
EIH Ltd., GDR (Restaurants and
  Lodging)## ..........................................................               6,450              33,862
Formula System (1985) Ltd.
  (Computer-Software)* ................................................               3,306              81,960
Industrial Credit & Investment Corp.
  of India Ltd., GDR (Finance)## ......................................               7,620              49,911

22-FCE

Issuer                                                                             Shares              Value
India -- continued
Mahanagar Telephone Nigam Ltd.,
  GDR (Telecommunications)## ..........................................            13,500           $   164,700
Reliance Industries Ltd., GDR
  (Diversified Operations)* ...........................................            27,250               152,600
State Bank of India, GDR (Banks
  and Credit Cos.)## ..................................................            18,950               155,390
Videsh Sanchar Nigam Ltd., GDR
  (Telecommunications)## ..............................................             5,580                66,960
                                                                                                    -----------
                                                                                                    $   740,621
                                                                                                    -----------
Israel -- 4.0%
Bank Hapoalim (Banks and Credit
  Cos.) ...............................................................            64,625           $   117,127
Bezek Israeli Telecommunications
  Corp. Ltd. (Telecommunications)*.....................................            27,280                85,293
Discount Investment Corp.
  (Finance) ...........................................................             3,507                93,273
ECI Telecom Ltd.
  (Telecommunications) ................................................             4,750               169,219
Makhteshim-Agan Industries Ltd.
  (Chemicals)* ........................................................            38,197                82,743
Super Sol Ltd. (Supermarkets) .........................................            23,687                58,894
Teva Pharmaceutical Industries Ltd.,
  ADR (Pharmaceuticals) ...............................................             1,950                79,341
                                                                                                    -----------
                                                                                                    $   685,890
                                                                                                    -----------
Japan -- 0.7%
Softbank Corp., GDR (Computer-
  Software) ...........................................................             4,500           $   119,250
                                                                                                    -----------
Jordan -- 1.1%
Arab Bank Corp. (Banks and Credit
  Cos.) ...............................................................               600           $   181,100
                                                                                                    -----------
Mauritius -- 2.0%
Mauritius Commercial Bank Ltd.
  (Banks and Credit Cos.) .............................................            18,140           $    79,220
New Mauritius Hotels Ltd.
  (Restaurants and Lodging) ...........................................            30,360                65,066
Rogers & Co. Ltd. (Conglomerate) ......................................            11,000                76,061
State Bank of Mauritius Ltd. (Banks
  and Credit Cos.) ....................................................           164,990               119,423
                                                                                                    -----------
                                                                                                    $   339,770
                                                                                                    -----------
Mexico -- 10.1%
Cemex S.A. (Construction) .............................................            22,840           $    49,241
Cifra S.A. de C.V. (Retail) ...........................................           111,180               134,723
Corporacion GEO S.A. de C.V.
  (Housing)*## ........................................................            10,400               115,544
Desc S.A. de C.V., "B"
  (Conglomerate) ......................................................            75,000                64,223
Fomento Economico Mexicano
  (Beverages) .........................................................             4,000               106,500
Grupo Carso S.A., "A1"
  (Conglomerate) ......................................................            79,700               270,817
Grupo Financiero Banamex, "B"
  (Finance)* ..........................................................            42,000                55,135
Grupo Financiero Bancomer (Banks
  and Credit Cos.) ....................................................           190,000                40,675
Grupo Modelo S.A. de C.V.
  (Brewery) ...........................................................            42,000                89,064
Grupo Television S.A. de C.V., GDR
  (Entertainment)* ....................................................             5,800               143,187
Kimberly-Clark de Mexico SA de
  C.V. (Forest and Paper Products).....................................            48,000               153,166
Organiz Soriana S.A., "B" (Real
  Estate) .............................................................            25,000                80,784

Issuer                                                                             Shares              Value
Mexico -- continued Telefonos de Mexico S.A.
  (Utilities -- Telephone) ............................................           175,000           $   431,182
                                                                                                    -----------
                                                                                                    $ 1,734,241
                                                                                                    -----------
Morocco -- 1.4%
Banque Marocaine Commerce
  (Banks and Credit Cos.) .............................................             1,250           $    93,301
Brasseries Maroc (Consumer Goods
  and Services) .......................................................               111                31,459
Ona Omnium Nord Africain S.A.
  (Conglomerate) ......................................................               500                58,306
Societe Nationale d'Investissement
  (Conglomerate) ......................................................               500                53,493
                                                                                                    -----------
                                                                                                    $   236,559
                                                                                                    -----------
Peru -- 2.8%
Alicorp S.A. (Consumer Goods and
  Services)* ..........................................................            71,352           $    11,309
Compania de Minas Buenaventura,
  ADR (Mining) ........................................................             7,100                92,300
Credicorp Ltd. Holdings Co. (Banks
  and Credit Cos.) ....................................................             9,632                86,688
Telefonica del Peru S.A., ADR
  (Telecommunications) ................................................            23,050               292,447
                                                                                                    -----------
                                                                                                    $   482,744
                                                                                                    -----------
Poland -- 4.7%
Bank Handlowy w Warszawie, GDR
  (Banks and Credit Cos.)## ...........................................             5,780           $    74,851
Bank Rozwoju Eksportu S.A. (Banks
  and Credit Cos.) ....................................................             4,300                99,372
BIG Bank Gdanski S.A., GDR
  (Banks and Credit Cos.) .............................................             7,650               103,658
Elektrim Spolka Akcyjna S.A.
  (Electrical Equipment) ..............................................            16,106               174,616
Orbis S.A. (Restaurants and
  Lodging) ............................................................            10,819                85,194
Telekomunikacja Polska S.A., GDR
  (Telecommunications)* ...............................................            24,540               125,154
Telekomunikacja Polska S.A., GDR
  (Telecomunications)*## ..............................................            15,800                80,580
WBK Wielkopolski S.A. (Consumer
  Goods and Services) .................................................             8,400                52,964
                                                                                                    -----------
                                                                                                    $   796,389
                                                                                                    -----------
Portugal -- 0.2%
Sonae Investimentos-Sociedade
  Gestora de Participacoes Sociais
  S.A. (Conglomerate) .................................................               750           $    36,406
                                                                                                    -----------
Russia -- 1.9%
Surgutneftegaz, ADR (Oil and Gas)......................................            45,400           $   153,225
Lukoil Oil Co., ADR (Oils) ............................................             8,130               131,706
Unified Energy Systems, GDR
  (Utilities-Electric) ................................................             5,896                17,983
Vimpel-Communications, ADR
  (Telecommunications)* ...............................................             2,261                29,251
                                                                                                    -----------
                                                                                                    $   332,165
                                                                                                    -----------
Singapore -- 2.9%
City Developments Ltd. (Real
  Estate) .............................................................             9,000           $    39,012
DBS Land Ltd. (Real Estate) ...........................................            28,000                41,249
Development Bank of Singapore
  Ltd. (Banks and Credit Cos.) ........................................             7,000                63,231
Natsteel Electronics Ltd.
  (Electronics) .......................................................             6,000                15,277

                                                                          23-FCE

Issuer                                                                               Shares              Value
Singapore -- continued
Overseas Union Bank Ltd. (Banks
  and Credit Cos.) ......................................................              20,000         $    87,299
Singapore Press Holdings Ltd.
  (Publishing)* .........................................................              16,200             176,781
Singapore Telecommunications, Ltd.
  (Telecommunications) ..................................................              54,000              82,498
                                                                                                      -----------
                                                                                                      $   505,347
                                                                                                      -----------
South Africa -- 10.2%
Anglo American Corp. of South
  Africa Ltd. (Mining) ..................................................              10,293         $   289,963
DeBeers Centenary AG
  (Diamonds -- Precious Stones) .........................................               6,924              88,234
Dimension Data Holdings Ltd.
  (Finance) .............................................................              43,793             186,021
Imperial Holdings Ltd.
  (Conglomerate) ........................................................              16,215              99,183
JD Group Ltd. (Retail)* .................................................              13,670              60,389
Liberty Life Association of Africa
  Ltd. (Insurance) ......................................................              12,156             167,299
Nedcor Ltd. (Banks and Credit
  Cos.) .................................................................              17,035             289,440
Real Africa Holdings Ltd.
  (Conglomerate) ........................................................              61,819             161,755
Sanlam Ltd. (Finance)* ..................................................              44,820              44,550
Sasol Ltd. (Oils) .......................................................              12,640              47,785
South African Breweries Ltd.
  (Brewery) .............................................................              18,293             308,328
                                                                                                      -----------
                                                                                                      $ 1,742,947
                                                                                                      -----------
South Korea -- 6.9%
Pohang Iron & Steel Co. Ltd., ADR
  (Steel) ...............................................................              27,720         $   467,775
Samsung Electronics Co. Ltd., GDR
  (Electronics)## .......................................................              11,818             454,993
SK Telecom Ltd., ADR
  (Telecommunications) ..................................................              24,617             250,786
                                                                                                      -----------
                                                                                                      $ 1,173,554
                                                                                                      -----------
Taiwan -- 3.0%
Taipei Fund (Finance)* ..................................................                  59         $   507,400
                                                                                                      -----------
Thailand -- 2.5%
Bangkok Expressway (Public
  Through Fares) ........................................................              62,000         $    61,658
Electricity Generating Public Co.
  Ltd. (Utilties -- Electric) ...........................................              46,000             125,166
PTT Exploration and Production
  Public Co. Ltd., ADR (Oils) ...........................................              22,600             159,823
Thai Farmers Bank (Banks and
  Credit Cos.) ..........................................................              42,000              74,254
                                                                                                      -----------
                                                                                                      $   420,901
                                                                                                      -----------

Issuer                                                                               Shares              Value
Turkey -- 4.1%
Akbank (Banks and Credit Cos.) ..........................................           4,704,036         $    95,529
Arcelik A.S. (Consumer Goods and
  Services) .............................................................           2,812,124              81,200
Cimsa Cimento Sanayi Ve Ticaret
  A.S. (Building Materials) .............................................           2,026,678              48,231
Haci Omer Sabanci Holdings A.S.,
  ADR (Conglomerate)## ..................................................              13,613              51,049
Turkiye Is Bankasi (Banks and
  Credit Cos.) ..........................................................           4,890,100             127,237
Vestel Electronic (Electronics)* ........................................           1,139,100              93,976
Yapi ve Kredi Bankasi (Banks and
  Credit Cos.) ..........................................................          17,726,700             205,307
                                                                                                      -----------
                                                                                                      $   702,529
                                                                                                      -----------
  Total Stocks
    (Identified Cost, $20,784,989) ..........................................................
                                                                                                      $16,630,128
                                                                                                      -----------
Rights
Banco Bradesco Exp. 2/10/99
  (Banks and Credit Cos.)*
  (Identified Cost, $0)..................................................             489,804         $     2,473
                                                                                                      -----------
Short-Term Obligations -- 2.6%
                                                                               Principal Amount
                                                                                 (000 Omitted)
Federal Home Loan Mortgage, due
  1/04/99, at Amortized Cost ............................................         $       450         $   449,831
                                                                                                      -----------
  Total Investments
    (Identified Cost, $21,234,820) ..........................................................         $17,082,432
Other Assets,
  Less Liabilities -- 0.2%
                                                                                                           36,416
                                                                                                      -----------
  Net Assets -- 100.0% ......................................................................         $17,118,848
                                                                                                      ===========

           See portfolio footnotes and notes to financial statements

24-FCE

Portfolio of Investments -- December 31, 1998
Money Market Series
Commercial Paper -- 30.4%

                                                                             Principal Amount
Issuer                                                                         (000 Omitted)       Value
American Express Credit Corp., due
  2/26/99 ..............................................................        $ 7,000       $  6,945,011
American General Corp., due
  2/08/99 ..............................................................          7,000          6,961,947
Archer Daniels Midland Co., due
  4/05/99 ..............................................................          5,615          5,541,693
Associates Corp. of North America,
  due 2/09/99 ..........................................................          7,000          6,961,173
BankAmerica Corp., due 1/15/99 .........................................          7,000          6,985,627
CIT Group Holdings, Inc., due
  1/13/99 ..............................................................          7,800          7,786,142
Duke Power Co., due 2/10/99 ............................................          7,000          6,960,178
Emerson Electric Co., due 2/11/99 ......................................          7,000          6,959,740
Ford Motor Credit Corp., due
  2/16/99 ..............................................................          7,000          6,951,253
General Electric Capital Corp., due
  3/11/99-4/21/99 ......................................................         14,000         13,824,018
General Reinsurance Corp., due
  2/05/99 ..............................................................          7,000          6,965,156
Goldman Sachs Group LP, due
  1/14/99 ..............................................................          7,000          6,986,603
Lucent Technologies, Inc., due
  2/04/99-2/12/99 ......................................................         14,000         13,924,664
Merrill Lynch & Co., Inc., due
  1/21/99 ..............................................................          7,000          6,979,778
Metropolitan Life Funding, Inc., due
  1/25/99 ..............................................................         10,000          9,965,800
Salomon Smith Barney Holdings
  Inc., due 1/26/99-2/01/99 ............................................         14,000         13,943,350
UBS Finance Delaware, Inc., due
  2/23/99 ..............................................................          7,000          6,947,648
                                                                                              ------------
  Total Commercial Paper, at Amortized Cost .............................................     $141,589,781
                                                                                              ------------



U.S. Government and
Agency Obligations -- 69.5%

                                                                           Principal Amount
Issuer                                                                        (000 Omitted)        Value
Federal Farm Credit Bank, due
  1/22/99-6/28/99 ......................................................        $ 27,570       $ 27,206,913
Federal Home Loan Bank, due
  1/04/99-4/12/99 ......................................................          84,488         83,960,832
Federal Home Loan Mortgage
  Corp., due 1/04/99-3/12/99 ...........................................         133,549        133,153,126
Federal National Mortgage Assn.,
  due 1/19/99-4/06/99 ..................................................          64,798         64,290,624
Student Loan Marketing Assn., due
  2/16/99 ..............................................................           5,000          4,970,292
Tennessee Valley Authority, due
  1/07/99 ..............................................................          10,000          9,991,817
                                                                                               ------------
  Total U.S. Government and Agency Obligations, at
    Amortized Cost .........................................................................   $323,573,604
                                                                                               ------------
  Total Investments, at Amortized Cost .....................................................   $465,163,385
Other Assets,
  Less Liabilities -- 0.1%                                                                          381,541
                                                                                               ------------
  Net Assets -- 100.0% .....................................................................   $465,544,926
                                                                                               ============

           See portfolio footnotes and notes to financial statements.

                                                                          25-MKS

Portfolio of Investments -- December 31, 1998
Strategic Income Series
Bonds -- 91.4%

                                         Principal Amount
Issuer                                     (000 Omitted)                  Value
U.S. Bonds -- 63.9%
Building Materials -- 2.0%
Building Materials Corp., 8.625s,
  2006 ....................................   $  150                    $  155,250
                                                                        ----------
Business Services -- 2.7%
Unisystem Corp., 7.875s, 2008 .............   $   50                    $   53,000
Pierce Leahy Corp., 9.125s, 2007 ..........      150                       156,750
                                                                        ----------
                                                                        $  209,750
                                                                        ----------
Chemicals -- 2.1%
NL Industries, Inc., 11.75s, 2003 .........   $  150                    $  159,000
                                                                        ----------
Consumer Goods and Services -- 0.3%
Hayes Wheels International, Inc.,
  9.125s, 2007 ............................   $   25                    $   26,125
                                                                        ----------
Containers -- 0.6%
Gaylord Container Corp., 9.75s,
  2007, "B" ...............................   $   50                    $   43,000
                                                                        ----------
Energy -- 1.0%
Cheasapeake Energy Corp., 9.625s,
  2005 ....................................   $  100                    $   77,000
                                                                        ----------
Information, Paging and Technology -- 1.9%
NEXTEL Communications, Inc., 0s
  to 2003, 9.95s to 2008 ..................   $  250                    $  150,000
                                                                        ----------
Media -- 8.1%
Charter Communications Southeast
  LP, 11.25s, 2006 ........................   $  150                    $  168,000
EchoStar Communications Corp., 0s
  to 1999, 12.875s to 2004 ................      100                       102,500
Frontiervision Operating Partnership
  LP, 11s, 2006 ...........................      100                       110,625
Hollinger International Publishing,
  Inc., 9.25s, 2007 .......................      100                       105,000
Lenfest Communications, Inc.,
  10.5s, 2006 .............................      125                       146,250
                                                                        ----------
                                                                        $  632,375
                                                                        ----------
Metals and Minerals -- 2.9%
P&L Coal Holdings Corp., 9.625s,
  2008 ....................................   $  225                    $  228,375
                                                                        ----------
Retail -- 0.6%
Revlon Consumer Products Corp.,
  8.625s, 2008 ............................   $   50                    $   45,500
                                                                        ----------
Supermarkets -- 1.3%
Marsh Supermarkets, Inc., 8.875s,
  2007 ....................................   $  100                    $  104,500
                                                                        ----------
Telecommunications -- 1.5%
Century Communications Corp.,
  9.5s, 2005 ..............................   $  100                    $  113,000
                                                                        ----------
U.S. Government Guaranteed -- 34.6%
U.S. Treasury Bonds, 5.25s, 2028 ..........   $1,000                    $1,023,750
U.S. Treasury Bonds, 6.375s, 2027..........      200                       229,874
U.S. Treasury Bonds, 10.375s,
  2012 ....................................      750                     1,034,767
U.S. Treasury Notes, 4.75s, 2008 ..........      400                       402,500
                                                                        ----------
                                                                        $2,690,891
                                                                        ----------
Utilities -- Electric -- 4.3%
Niagara Mohawk Power Corp.,
  7.25s, 2002, "D" ........................   $  100                    $  101,124
Aes Corporation, 8s, 2008 .................      100                        99,000
CSC Holdings, Inc., 9.25s, 2005 ...........      125                       134,375
                                                                        ----------
                                                                        $  334,499
                                                                        ----------
  Total U.S. Bonds ................................................     $4,969,265
                                                                        ----------

                                                  Principal Amount
Issuer                                             (000 Omitted)           Value
Foreign Bonds -- 27.5%
Argentina -- 2.6%
Argentina Global, 11s, 2006 ...............   $  100                    $   98,000
Republic of Argentina, 11s, 2005 ..........      100                        99,500
                                                                        ----------
                                                                        $  197,500
                                                                        ----------
Bermuda -- 0.6%
Flag Ltd., 8.25s, 2008
  (Telecommunications) ....................   $   50                    $   49,000
                                                                        ----------
Brazil -- 4.5%
Federal Republic of Brazil, 5s, 2014.......   $  589                    $  350,342
                                                                        ----------
Canada -- 0.9%
Metronet Communications Corp., 0s
  to 2003, 9.95s to 2008
  (Telecommunications) ....................   $   75                    $   45,000
Repap New Brunswick, Inc., 9s,
  2004 (Forest and Paper
  Products) ...............................       25                        22,500
                                                                        ----------
                                                                        $   67,500
                                                                        ----------
Greece -- 1.1%
Antenna TV SA, 9s, 2007
  (Telecommunications) ....................   $  100                    $   87,500
                                                                        ----------
Mexico -- 11.4%
Grupo Industrial Durango SA,
  12.625s, 2003 (Forest and Paper
  Products) ...............................   $  500                    $  437,500
Sanluis Corp., 8.875s, 2008
  (Mining) ................................      100                        75,000
TFM SA De CV 0s to 2002, 11.75 to
  2009 (Railroad) .........................      150                        80,813
United Mexican States, 8.625s,
  2008 ....................................      100                        91,250
United Mexican States, 11.375s,
  2016 ....................................      200                       204,800
                                                                        ----------
                                                                        $  889,363
                                                                        ----------
Panama -- 1.2%
Republic of Panama, 8.875s, 2027...........   $  100                    $   93,500
                                                                        ----------
Russia -- 0.6%
Vnesheconombank USSR, 6.625s,
  2015 (Banks and Credit Cos.) ............   $  400                    $   42,000
                                                                        ----------
South Korea -- 2.0%
Kookmin Bank, 6.35s, 2006 .................   $  250                    $  157,500
                                                                        ----------
United Kingdom -- 2.6%
Telewest PLC, 9.625s, 2006
  (Media) .................................   $  100                    $  102,000
U.K. Treasury Bonds, 8.5s, 2005 ...........       50                       102,976
                                                                        ----------
                                                                        $  204,976
                                                                        ----------
  Total Foreign Bonds ...............................................   $2,139,181
                                                                        ----------
  Total Bonds
    (Identified Cost, $7,194,079) ...................................   $7,108,446
                                                                        ----------
Preferred Stock -- 1.9%
                                              Shares
CSC Holdings, Inc., 11.125%,
  (Media) (Identified Cost,
  $136,250)................................    1,319                    $  145,420
                                                                        ----------
Convertible Bond -- 1.0%
Silicon Graphics, Inc., 5.25s, 2004
  (Computer Hardware --Systems)
  (Identified Cost, $83,500)...............      100                    $   82,625
                                                                        ----------

26-SIS

Warrants*

Issuer                                       Shares                Value
Republic of Argentina, Expire
  9/19/27 (Identified Cost, $240).........     100               $    4,500
                                                                 ----------
Put Options Purchased -- 0.3%



                                               Principal Amount
                                                 of Contracts
Description/Expiration Month/Strike Price       (000 Omitted)
Deutsche Marks/November/1.95 ..............   DEM     43          $    1,777
Deutsche Marks/November/1.95 ..............           23                 991
Japanese Yen/March/125 ....................   JPY 77,306               4,020
Japanese Yen/May/85 .......................       94,705                 284
Swedish Krone/British Pounds/
  March/12.5 ..............................   SEK  3,188               1,278
Japanese Yen/February/112 .................   JPY 69,266              13,022
                                                                  ----------
  Total Put Options Purchased
    (Identified Cost, $27,854) ..............................     $   21,372
                                                                  ----------
  Total Investments
    (Identified Cost, $7,441,923) ...........................     $7,362,363

Put Options Written--(0.2)%

                                               Principal Amount
                                                 of Contracts
Description/Expiration Month/Strike Price       (000 Omitted)           Value
Japanese Yen/May/64.82                  JPY        28,888         $    (6,471)
Japanese Yen/February/108               JPY        66,793              (5,343)
                                                                  -----------
  Total Put Options Written
    (Premium Received $8,777) ...............................     $   (11,814)
Other Assets,
  Less Liabilities -- 5.6%                                            429,880
                                                                  -----------
  Net Assets -- 100.0% ......................................     $ 7,780,429
                                                                  ===========

           See portfolio footnotes and notes to financial statements.


                                                                          27-SIS

Portfolio of Investments -- December 31, 1998
World Asset Allocation Series
Stocks -- 64.2%

Issuer                                                                           Shares                  Value
U.S. Stocks -- 18.5%
Agricultural Products
Monsanto Co.*                                                                       700               $     34,300
                                                                                                      ------------
Banks and Credit Companies -- 0.2%
Northern Trust Corp. .................................................            1,600               $    139,700
Wells Fargo Co.* .....................................................            3,800                    151,763
                                                                                                      ------------
                                                                                                      $    291,463
                                                                                                      ------------
Biotechnology -- 0.4%
Guidant Corp. ........................................................            4,200               $    463,050
                                                                                                      ------------
Business Services -- 1.3%
Affiliated Computer Services, Inc.,
  "A"* ...............................................................            9,500               $    427,500
Ceridian Corp.* ......................................................            6,000                    418,875
Computer Sciences Corp. ..............................................            3,000                    193,312
DST Systems, Inc.* ...................................................            2,500                    142,656
Policy Management Systems Corp.*......................................            6,900                    348,450
SunGard Data Systems, Inc.* ..........................................            3,400                    134,938
                                                                                                      ------------
                                                                                                      $  1,665,731
                                                                                                      ------------
Computer Software --
  Personal Computers -- 1.1%
Microsoft Corp.* .....................................................            7,900               $  1,095,631
Network Associates, Inc.* ............................................            4,900                    324,625
                                                                                                      ------------
                                                                                                      $  1,420,256
                                                                                                      ------------
Computer Software -- Services -- 0.4%
Compuware Corp.* .....................................................            2,800               $    218,750
EMC Corp.* ...........................................................            3,900                    331,500
                                                                                                      ------------
                                                                                                      $    550,250
                                                                                                      ------------
Computer Software -- Systems -- 1.2%
BMC Software, Inc.* ..................................................            4,920               $    219,248
Cadence Design Systems, Inc.* ........................................            7,700                    229,075
Computer Associates International,
  Inc. ...............................................................            8,900                    379,362
Oracle Corp.* ........................................................           11,850                    511,031
Synopsys, Inc.* ......................................................            3,300                    179,025
                                                                                                      ------------
                                                                                                      $  1,517,741
                                                                                                      ------------
Consumer Goods and Services -- 1.9%
Clorox Co. ...........................................................            1,200               $    140,175
Dial Corp. ...........................................................            5,500                    158,813
Galileo International, Inc. ..........................................            2,200                     95,700
Philip Morris Cos., Inc. .............................................            7,000                    374,500
Procter & Gamble Co. .................................................            2,700                    246,544
Tyco International Ltd. ..............................................           17,258                  1,301,900
                                                                                                      ------------
                                                                                                      $  2,317,632
                                                                                                      ------------
Electronics -- 0.7%
Analog Devices, Inc.* ................................................            7,300               $    229,038
Intel Corp. ..........................................................            3,700                    438,681
Lattice Semiconductor Corp.* .........................................            3,500                    160,672
Teradyne, Inc.* ......................................................            1,600                     67,800
                                                                                                      ------------
                                                                                                      $    896,191
                                                                                                      ------------
Entertainment -- 1.4%
CBS Corp. ............................................................            5,000               $    163,750
HBO & Co. ............................................................            2,500                     71,719
Jacor Communications, Inc.* ..........................................            3,800                    244,625
MediaOne Group, Inc.* ................................................            5,500                    258,500
Time Warner, Inc. ....................................................            7,800                    484,087
Univision Communications, Inc.* ......................................            3,500                    126,656
Viacom, Inc., "B"* ...................................................            4,000                    296,000
Walt Disney Co. ......................................................            3,000                     90,000
                                                                                                      ------------
                                                                                                      $  1,735,337
                                                                                                      ------------

Issuer                                                                           Shares                  Value
Financial Institutions -- 1.3%
American Express Co. .................................................            1,500               $    153,375
Associates First Capital Corp., "A" ..................................           12,500                    529,688
Citigroup Inc. .......................................................            3,900                    193,050
Freddie Mac ..........................................................            7,900                    509,056
Morgan Stanley Dean Witter & Co. .....................................            3,800                    269,800
                                                                                                      ------------
                                                                                                      $  1,654,969
                                                                                                      ------------
Food and Beverage Products -- 0.3%
Anheuser Busch Cos., Inc. ............................................            2,900               $    190,312
Hershey Foods Corp. ..................................................            2,000                    124,375
Ralston-Ralston Purina Co. ...........................................            1,800                     58,275
                                                                                                      ------------
                                                                                                      $    372,962
                                                                                                      ------------
Insurance -- 0.7%
CIGNA Corp. ..........................................................              500               $     38,656
Equitable Cos., Inc. .................................................            3,600                    208,350
Lincoln National Corp. ...............................................            1,800                    147,263
Progressive Corp. ....................................................            2,200                    372,625
ReliaStar Financial Corp. ............................................            3,000                    138,375
                                                                                                      ------------
                                                                                                      $    905,269
                                                                                                      ------------
Medical and Health Products -- 1.2%
American Home Products Corp. .........................................            3,500               $    197,094
Bristol-Myers Squibb Co. .............................................            2,200                    294,387
McKesson Corp. .......................................................            3,000                    237,187
Pfizer, Inc. .........................................................            2,900                    363,769
Schering Plough Corp. ................................................            6,200                    342,550
Warner-Lambert Co. ...................................................            1,800                    135,338
                                                                                                      ------------
                                                                                                      $  1,570,325
                                                                                                      ------------
Medical and Health Technology
  and Services -- 0.8%
Cardinal Health, Inc. ................................................            4,950               $    375,581
HealthSouth Corp.* ...................................................           14,700                    226,931
United Healthcare Corp. ..............................................            8,200                    353,113
                                                                                                      ------------
                                                                                                      $    955,625
                                                                                                      ------------
Oil Services -- 0.1%
Conoco, Inc.* ........................................................            3,800               $     79,325
                                                                                                      ------------
Printing and Publishing -- 0.1%
Scholastic Corp.* ....................................................            2,500               $    134,063
                                                                                                      ------------
Special Products and Services -- 0.1%
McDonalds Corp. ......................................................            1,800               $    137,925
                                                                                                      ------------
Stores -- 2.2%
BJ's Wholesale Club, Inc.* ...........................................            4,700               $    217,669
CVS Corp. ............................................................            6,300                    346,500
Dayton Hudson Corp. ..................................................            2,600                    141,050
Linens 'N Things, Inc.* ..............................................            1,500                     59,437
Lowes Co., Inc. ......................................................            4,900                    250,819
Office Depot, Inc.* ..................................................            9,000                    332,437
Rite Aid Corp. .......................................................           16,700                    827,694
TJX Cos., Inc. .......................................................            7,200                    208,800
Wal-Mart Stores, Inc. ................................................            4,100                    333,894
                                                                                                      ------------
                                                                                                      $  2,718,300
                                                                                                      ------------
Supermarkets -- 0.5%
Meyer (Fred), Inc.* ..................................................           10,500               $    632,625
                                                                                                      ------------
Telecommunications -- 2.5%
3Com Corp.* ..........................................................            2,900               $    129,956
Alltel Corp. .........................................................            6,000                    358,875
Ascend Communications, Inc.* .........................................            5,300                    348,475
Century Telephone Enterprises, Inc....................................            5,650                    381,375
Cisco Systems, Inc.* .................................................            4,200                    389,812
Lucent Technologies, Inc. ............................................            2,800                    308,000
MCI WorldCom, Inc.* ..................................................            8,600                    617,050
Newell Co. ...........................................................            1,500                     61,875
Qwest Communications
  International, Inc.* ...............................................            1,900                     95,000

28-AAS

Issuer                                                                           Shares              Value
Telecommunications -- continued
SBC Communications, Inc. .............................................             6,200          $    332,475
Tellabs, Inc.* .......................................................             2,600               178,263
                                                                                                  ------------
                                                                                                  $  3,201,156
                                                                                                  ------------
Utilities -- Gas -- 0.1%
Columbia Energy Group ................................................             3,000          $    173,250
                                                                                                  ------------
  Total U.S. Stocks .........................................................................     $ 23,427,745
                                                                                                  ------------
Foreign Stocks -- 45.7% Australia -- 1.7% QBE Insurance Group Ltd.
  (Insurance)* .......................................................           376,580          $  1,553,364
Seven Network Ltd. (Entertainment)....................................           193,900               636,304
                                                                                                  ------------
                                                                                                  $  2,189,668
                                                                                                  ------------
Brazil -- 0.2%
Companhia Electricas est Rio de ......................................
Janeiro (Utilities -- Electric)* .....................................           655,700          $    217,119
                                                                                                  ------------
Canada -- 1.2%
Canadian National Railway Co.
  (Railroads) ........................................................            30,200          $  1,566,625
                                                                                                  ------------
Finland -- 2.8%
Helsingin Puhelin Oyj
  (Telecommunications) ...............................................            23,100          $  1,373,354
Nokia Corp., ADR
  (Telecommunications) ...............................................             1,100               132,481
Pohjola Insurance Group
  (Insurance) ........................................................            17,500               954,577
Tieto Corp. (Computer Software --
   Systems) ..........................................................            24,000             1,068,969
                                                                                                  ------------
                                                                                                  $  3,529,381
                                                                                                  ------------
France -- 4.8%
Pernod Ricard Co. (Beverages) ........................................             9,900          $    642,363
Television Francaise
  (Entertainment) ....................................................             8,000             1,422,826
Thomson CSF (Aerospace and
  Defense) ...........................................................            36,000             1,544,374
Total S.A., "B" (Oils) ...............................................            11,600             1,173,581
Union des Assurances Federales
  S.A. (Insurance) ...................................................             9,900             1,313,040
                                                                                                  ------------
                                                                                                  $  6,096,184
                                                                                                  ------------
Germany -- 2.7%
Henkel KGaA (Chemicals) ..............................................            19,300          $  1,724,041
Mannesmann AG (Conglomerate) .........................................             9,300             1,064,928
Wella AG (Cosmetics)* ................................................               695               579,167
                                                                                                  ------------
                                                                                                  $  3,368,136
                                                                                                  ------------
Greece -- 0.8%
Hellenic Telecommunication
  Organization S.A., GDR
  (Telecommunications) ...............................................            36,688          $    975,640
                                                                                                  ------------
Ireland -- 0.8%
Allied Irish Banks PLC (Banks and
  Credit Cos.) .......................................................            50,400          $    896,284
Elan Corp., PLC, ADR (Health
  Products) * ........................................................             1,767               122,917
                                                                                                  ------------
                                                                                                  $  1,019,201
                                                                                                  ------------
Italy -- 2.6%
ERG S.p.A. (Oils) ....................................................           162,100          $    560,488
Mediaset S.p.A. (Entertainment) ......................................           143,000             1,160,349
Telecom Italia Mobile S.p.A., Saving
  Shares (Telecommunications) ........................................           349,000             1,644,193
                                                                                                  ------------
                                                                                                  $  3,365,030
                                                                                                  ------------

Issuer                                                                           Shares              Value
Japan -- 6.7%
AFLAC, Inc. (Insurance) ..............................................             1,800          $     79,200
Canon, Inc. (Office Equipment) .......................................            53,000             1,128,505
Fujitsu Ltd. (Electronics) ...........................................            18,000               238,847
Kinki Coca-Cola Bottling Co.
  (Beverages) ........................................................            24,000               317,193
Kirin Beverage Corp. (Beverages) .....................................            42,000               825,780
NTT Data Corp.
  (Telecommunications) ...............................................               117               578,707
Olympus Optical Co. Ltd.
  (Photo Equipment and Supplies) .....................................           116,000             1,328,549
Osaka Sanso Kogyo Ltd.
  (Chemicals) ........................................................            83,000               158,799
Rohm Co., (Electronics) ..............................................             5,000               453,624
Sankyo Co. Ltd. (Medical and
  Health Products) ...................................................            15,000               326,662
Sony Corp. (Electronics) .............................................            14,000             1,015,870
Takeda Chemical Industries Co.
  (Pharmaceuticals) ..................................................            29,000             1,112,238
Tokyo Broadcasting System, Inc.
  (Broadcasting) .....................................................            39,000               434,288
Ushio, Inc. (Electronics) ............................................            58,000               506,771
                                                                                                  ------------
                                                                                                  $  8,505,033
                                                                                                  ------------
Netherlands -- 5.4%
Akzo Nobel N.V. (Chemicals) ..........................................            34,800          $  1,583,081
Benckiser N.V., "B" (Consumer
  Goods and Services) ................................................            38,000             2,486,832
IHC Caland N.V. (Marine
  Equipment)* ........................................................            11,272               467,792
ING Groep N.V. (Financial
  Services)* .........................................................            26,412             1,609,031
Koninklijke Ahold N.V. ADR
  (Supermarkets)* ....................................................            12,000               443,096
Koninklijke Ahrend Groep N.V.
  (Consumer Goods and Services)*......................................            10,100               230,535
                                                                                                  ------------
                                                                                                  $  6,820,367
                                                                                                  ------------
Norway -- 0.5%
Storebrand ASA (Insurance) ...........................................            85,900          $    650,141
                                                                                                  ------------
Portugal -- 1.2%
Banco Pinto & Sotto Mayor S.A.
  (Banks and Credit Cos.) ............................................            64,704          $  1,224,907
Telecel -- Comunicacaoes Pessoais
  S.A. (Telecommunications) ..........................................             1,600               326,569
                                                                                                  ------------
                                                                                                  $  1,551,476
                                                                                                  ------------
Spain -- 0.7%
Repsol S.A. (Oils) ...................................................            15,700          $    837,496
                                                                                                  ------------
Sweden -- 3.3%
Astra AB (Pharmaceuticals) ...........................................            62,433          $  1,268,651
Saab AB, "B" (Aerospace)* ............................................           192,100             2,010,899
Volvo AB (Automotive) ................................................            38,300               877,315
                                                                                                  ------------
                                                                                                  $  4,156,865
                                                                                                  ------------
Switzerland -- 2.2%
Amoco Corp. (Oils) ...................................................            21,100          $  1,244,900
Barry Callebaut AG
  (Food Products) ....................................................             4,400               999,491
Novartis AG (Medical and Health
  Products) ..........................................................               300               589,734
                                                                                                  ------------
                                                                                                  $  2,834,125
                                                                                                  ------------
United Kingdom -- 8.1%
Avis Europe PLC (Auto Rental)## ......................................           218,000          $    907,717
British Aerospace PLC (Aerospace
  and Defense)* ......................................................           351,419             2,990,631

Issuer                                                                       Shares        Value
United Kingdom -- continued
British Petroleum PLC (Oils)* ..........................................    30,111      $    447,562
British Petroleum PLC, ADR (Oils) ......................................       837            79,515
Capital Radio PLC (Broadcasting) .......................................    28,400           275,610
Kwik-Fit Holdings PLC (Automotive
  Repair Centers) ......................................................    56,500           452,237
Lloyds TSB Group PLC (Banks and
  Credit Cos.) .........................................................    36,554           519,680
LucasVarity PLC (Automotive) ...........................................   316,900         1,056,668
Next PLC (Stores) ......................................................   205,000         1,676,568
Reuters Group PLC, ADR (Business
  Services) ............................................................     2,000           126,750
SmithKline-Beecham PLC, ADR
  (Medical and Health Products) ........................................     2,100           145,950
Tomkins PLC (Conglomerate)* ............................................   199,000           944,146
Zeneca Group PLC (Medical and
  Health Products) .....................................................    13,700           595,900
                                                                                        ------------
                                                                                        $ 10,218,934
                                                                                        ------------
  Total Foreign Stocks ............................................................     $ 57,901,421
                                                                                        ------------
  Total Stocks
    (Identified Cost, $68,527,297) ................................................     $ 81,329,166
                                                                                        ------------

Bonds -- 25.2%


                                                                          Principal Amount
                                                                           (000 Omitted)
U.S. Bonds -- 17.1%
Aerospace -- 0.4%
BE Aerospace, Inc., 8s, 2008 .........................................         $  500        $  490,000
                                                                                             ----------
Building -- 0.3%
Nortek, Inc., 9.25s, 2007 ............................................         $   60        $   62,100
Building Materials Corp., 8s, 2007 ...................................            300           295,500
                                                                                             ----------
                                                                                             $  357,600
                                                                                             ----------
Consumer Goods and
  Services -- 1.2%
Kindercare Learning Centers, Inc.,
  9.5s, 2009 .........................................................         $  100        $   99,500
Revlon Consumer Products Corp.,
  8.625s, 2008 .......................................................          1,000           910,000
Revlon Consumer Products Corp.,
  8.125s, 2006 .......................................................            500           477,500
                                                                                             ----------
                                                                                             $1,487,000
                                                                                             ----------
Containers -- 0.8%
Gaylord Container Corp., 9.75s,
  2007 ...............................................................         $  575        $  494,500
Ball Corp., 8.25s, 2008## ............................................            500           523,750
                                                                                             ----------
                                                                                             $1,018,250
                                                                                             ----------
Electrical Equipment -- 0.6%
Williams Scotsman, Inc., 9.875s,
  2007 ...............................................................         $  700        $  714,000
                                                                                             ----------
Entertainment -- 0.2%
AMC Entertainment, Inc., 9.5s, 2009...................................         $   50        $   51,000
Cinemark USA, Inc., 9.625s, 2008 .....................................            250           261,875
                                                                                             ----------
                                                                                             $  312,875
                                                                                             ----------
Finance -- 0.3%
APP International Finance Co.,
  11.75s, 2005 .......................................................         $  500        $  330,000
                                                                                             ----------
Food and Beverage Products -- 0.6%
Specialty Foods Corp., 10.25s,
  2001 ...............................................................         $  300        $  276,000
Borden, Inc., 9.25s, 2019 ............................................            530           545,142
                                                                                             ----------
                                                                                             $  821,142
                                                                                             ----------
Forest and Paper Products -- 0.4%
Silgan Holdings, Inc., 9s, 2009 ......................................         $  500        $  506,250
                                                                                             ----------

                                                                          Principal Amount
Issuer                                                                     (000 Omitted)          Value
U.S. Treasury Obligations -- 6.2%
U.S. Treasury Bonds, 6.375s, 2027.....................................        $ 6,800        $  7,815,716
                                                                                             ------------
Industrial -- 0.6%
Hayes Wheels International, Inc.,
  9.125s, 2007 .......................................................        $   500        $    522,500
IMO Industries, Inc., 11.75s, 2006 ...................................            250             252,500
                                                                                             ------------
                                                                                             $    775,000
                                                                                             ------------
Insurance -- 0.3%
American Standard, Inc., 7.375s,
  2008 ...............................................................        $   350        $    350,000
                                                                                             ------------
Media -- 0.8%
Fox/Liberty Networks LLC, Inc.,
  8.875s, 2007 .......................................................        $   300        $    306,000
Hollinger International Publishing,
  Inc., 9.25s, 2007 ..................................................            700             735,000
                                                                                             ------------
                                                                                             $  1,041,000
                                                                                             ------------
Medical and Health Technology
  and Services
Tenet Healthcare Corp., 8.625s,
  2007 ...............................................................        $    60        $     62,700
                                                                                             ------------
Retail -- 0.2%
Musicland Group, Inc., 9.875s,
  2008 ...............................................................        $   250        $    245,000
                                                                                             ------------
Supermarkets -- 0.6%
Pathmark Stores, Inc., 9.625s, 2003...................................        $   750        $    727,500
                                                                                             ------------
Telecommunications -- 3.4%
CSC Holdings, Inc., 9.25s, 2005 ......................................        $   250        $    268,750
Jacor Communications Co., 8s,
  2010 ...............................................................          1,000           1,045,000
Qwest Communications
  International, Inc., 7.5s, 2008## ..................................            500             519,375
Chancellor Media Corp., Louisiana,
  8.125s, 2007 .......................................................            500             500,000
Flag Ltd., 8.25s, 2008 ...............................................            900             882,000
Level 3 Communications, Inc.,
  9.125s, 2008 .......................................................            500             495,625
Nextel Communications, Inc., 0s to
  2002, 9.75s to 2007 ................................................            150              91,500
Pagemart Wireless, Inc., 0s to 2003,
  11.25s to 2008 .....................................................            400             192,000
Western Wireless Corp., 10.5s, 2007...................................            250             261,250
                                                                                             ------------
                                                                                             $  4,255,500
                                                                                             ------------
Utilities -- Electric -- 0.2%
Esi Tractebel Acquisition Corp.,
  7.99s, 2011 ........................................................        $   300        $    298,125
                                                                                             ------------
  Total U.S. Bonds .....................................................................     $ 21,607,658
                                                                                             ------------
Foreign Bonds -- 8.1%
Argentina -- 1.5%
Argentina Global, 11s, 2006 ..........................................        $ 2,000        $  1,960,000
                                                                                             ------------
Brazil -- 0.6%
Federal Republic of Brazil, 6.125s,
  2006 ...............................................................        $ 1,200        $    769,560
                                                                                             ------------
Canada -- 0.6%
Rogers Cablesystems, Inc., 9.625s,
  2002 (Telecommunications) ..........................................        $   700        $    752,500
                                                                                             ------------
Ecuador -- 0.3%
Republic of Ecuador, 3.25s, 2015 .....................................        $ 1,018        $    409,944
                                                                                             ------------
Mexico -- 3.5%
Satelites Mexicanos SA De CV,
  10.125s, 2004
  (Telecommunications)## .............................................        $   800        $    638,000

30-AAS

                                                                          Principal Amount
Issuer                                                                     (000 Omitted)          Value
Mexico -- continued
United Mexican States, 11.375s,
  2016 ...............................................................          $    300     $   307,200
United Mexican States, 6.201s,
  2019 ...............................................................             2,500       2,031,250
United Mexican States, 6.25s, 2019....................................               500         390,650
United Mexican States, 11.5s, 2026....................................             1,000       1,070,000
                                                                                             -----------
                                                                                             $ 4,437,100
                                                                                             -----------
Russia -- 0.7%
Ministry of Finance, 10s, 2007 .......................................          $    680     $   183,600
Ministry of Finance, 12.75s, 2028##...................................               270          81,000
Vnesheconombank USSR, 5.969s,
  2015 (Banks and Credit Cos.) .......................................             4,632         486,315
Russia Principal Loans, 5.969s,
  2020+** ............................................................             2,500         150,000
Vnesheconombank USSR, 5.969s,
  2015 (Banks and Credit Cos.)## .....................................                88           9,210
                                                                                             -----------
                                                                                             $   910,125
                                                                                             -----------
Singapore -- 0.4%
Fullerton Global Corp., 0s, 2003 .....................................          $    500     $   471,250
                                                                                             -----------
United Kingdom -- 0.5%
Colt Telecom Group PLC, 8.875s,
  2007 (Telecommunications) ..........................................        DEM    300     $   184,532
Middleweb PLC Bankers Trust,
  10.5s, 2008
  (Telecommunications)## .............................................        GBP    250         389,842
                                                                                             -----------
                                                                                             $   574,374
                                                                                             -----------
  Total Foreign Bonds ..................................................................     $10,284,853
                                                                                             -----------
  Total Bonds
    (Identified Cost, $35,853,590) .....................................................     $31,892,511
                                                                                             -----------
Preferred Stock -- 0.6%
                                                                                Shares
Primedia, Inc. (Printing &
  Publishing)* (Identified Cost,
  $742,500)...........................................................             7,500     $   727,507
                                                                                             -----------
Floating Rate Demand Notes -- 4.2%
                                                                          Principal Amount
                                                                           (000 Omitted)
Cargill, COLT (Commodity Option
  Linked Trading)+, (Identified Cost,
  $6,007,740).........................................................   $     5,500         $ 5,343,983
                                                                                             -----------
Call Options Purchased -- 0.2%


                                               Principal Amount
                                                 of Contracts
Description/Expiration Month/Strike Price        (000 Omitted)
Deutsche Marks/British Pounds/
  January/2.637 ...........................       DEM    10,795    $        130
Japanese Yen/February/112 .................       JPY 1,113,026         209,249
Swedish Krone/British Pounds/
  March/12.5 ..............................       SEK    51,220          20,539
                                                                   ------------
  Total Call Options Purchased
    (Premiums Paid, $290,630).................................     $    229,918
                                                                   ------------
Put Options Purchased -- 0.1%
Deutsche Marks/British Pounds/
  January/2.8065 ..........................       DEM    11,489    $     13,488
Deutsche Marks/November/1.95 ..............                 798          32,722
Deutsche Marks/November/1.95 ..............                 432          18,235
Japanese Yen/March/125 ....................       JPY 1,242,217          64,595
Japanese Yen/Deutsche Marks/
  May/85 ..................................           1,634,840           4,905
                                                                   ------------
  Total Put Options Purchased
    (Premiums Paid, $312,677) ................................     $    133,945
                                                                   ------------

Short-Term Obligations -- 4.0%

                                        Principal Amount
Issuer                                    (000 Omitted)          Value
General Electric Capital Corp., due
  1/04/99, at Amortized Cost .......           $  5,000     $  4,997,908
                                                            ------------
  Total Investments
    (Identified Cost, $116,732,342) ...................     $124,654,938
                                                            ------------
Call Options Written -- (0.2)%



                                               Principal Amount
                                                 of Contracts
Description/Expiration Month/Strike Price        (000 Omitted)
Japanese Yen/February/108 .................       JPY 1,073,275    $ (85,862)
Japanese Yen/Deutsche Marks/May/
  64.82 ...................................       JPY   498,684     (111,705)
                                                                    ---------
  Total Call Options Written
    (Premiums Received, $145,160) ............................     $(197,567)
                                                                    ---------
Put Options Written


Description/Expiration Month/Strike Price
Hong Kong Dollars/June/8.5 ................   HKD  30,324     $         --
Hong Kong Dollars/June/9 ..................        30,000               --
  Total Put Options Written
    (Premiums Received, $198,989) .......................     $         --
                                                              ------------
Other Assets,
  Less Liabilities -- 1.7%                                       2,183,240
                                                              ------------
  Net Assets -- 100.0% ..................................     $126,640,611
                                                              ============

           See portfolio footnotes and notes to financial statements.


                                                                          31-AAS

Portfolio of Investments -- December 31, 1998

World Governments Series

Bonds -- 95.7%

                                                                             Principal Amount
Issuer                                                                        (000 Omitted)        Value
U.S. Bonds -- 36.4%
U.S. Treasury Notes, 5.375s, 2003 .......................................       $   16,300      $16,773,678
U.S. Treasury Notes, 5.625s, 2008 .......................................           18,150       19,366,594
                                                                                                -----------
  Total U.S. Bonds ........................................................................     $36,140,272
                                                                                                -----------
Foreign Bonds -- 59.3%
Canada -- 2.0%
Government of Canada, 5.25s,
  2008 ..................................................................       $    2,000      $ 2,009,060
                                                                                                -----------
Denmark -- 2.0%
Kingdom of Denmark, 7s, 2007 ............................................    DKK    10,436      $ 1,970,588
                                                                                                -----------
Germany -- 12.2%
Federal Republic of Germany, 6s,
  2007 ..................................................................    DEM    17,643      $12,084,609
                                                                                                -----------
Greece -- 2.9%
Hellenic Republic, 8.6s, 2008 ...........................................    GRD   210,000      $   832,054
Hellenic Republic, 8.9s, 2003 ...........................................          530,000        1,984,544
                                                                                                -----------
                                                                                                $ 2,816,598
                                                                                                -----------
Italy -- 7.0%
Republic of Italy, 6.75s, 2007 ..........................................    ITL 9,665,000      $ 6,967,532
                                                                                                -----------
Japan -- 10.0%
Federal National Mortgage Assn.,
  2.125s, 2007 ..........................................................    JPY    650,000    $ 5,791,086
International Bank for
  Reconstruction and Development,
  2s, 2008 ..............................................................           470,000       4,148,034
                                                                                                -----------
                                                                                                $ 9,939,120
                                                                                                -----------
New Zealand -- 3.0%
Government of New Zealand, 8s,
  2004 ..................................................................     NZD     5,000     $ 2,969,489
                                                                                                -----------
Sweden -- 2.3%
Kingdom of Sweden, 6s, 2005 .............................................     SEK    16,900     $ 2,310,430
                                                                                                -----------
United Kingdom -- 17.9%
UK Treasury, 6.5s, 2003 .................................................     GBP       990     $ 1,799,152
UK Treasury, 7.25s, 2007 ................................................             7,954      15,972,418
                                                                                                -----------
                                                                                                $17,771,570
                                                                                                -----------
  Total Foreign Bonds .....................................................................     $58,838,996
                                                                                                -----------
  Total Bonds
    (Identified Cost, $90,600,343) ........................................................     $94,979,268
                                                                                                -----------
Call Options Purchased -- 0.2%

                                               Principal Amount
                                                 of Contracts
Description/Expiration Month/Strike Price       (000 Omitted)
Deutsche Marks/British Pounds/
  January/2.637 ...........................        DEM   9,163    $        110
Japanese Yen/February/112 .................        JPY 891,169         167,540
Swedish Krone/British Pounds/
  March/12.5 ..............................        SEK  41,010          16,445
                                                                  ------------
  Total Call Options Purchased
    (Identified Cost, $236,140) .............................     $    184,095
                                                                  ------------

Put Options Purchased -- 0.1%

                                               Principal Amount
                                                 of Contracts
Description/Expiration Month/Strike Price        (000 Omitted)          Value
Deutsche Marks/November/1.95 ..............       DEM      651      $    26,698
Deutsche Marks/British Pounds/
  January/2.8065 ..........................              9,752           11,449
Japanese Yen/March/125 ....................       JPY  994,608           51,720
Japanese Yen/Deutsche Marks/
  May/85 ..................................          1,309,450            3,928
                                                                    -----------
  Total Put Options Purchased
    (Identified Cost, $235,889) ..............................      $    93,795
                                                                    -----------
Short-Term Obligations -- 2.4%
                                              Principal Amount
Issuer                                          (000 Omitted)
Ford Motor Credit Corp. due
  1/04/99 at Amortized Cost ...............   $    2,385            $ 2,384,002
                                                                    -----------
  Total Investments
    (Identified Cost, $93,456,374) ...........................      $97,641,160
                                                                    -----------
Call Options Written -- (0.2)%
                                              Principal Amount
                                                 of Contract
Description/Expiration Month/Strike Price      (000 Omitted)
Japanese Yen/February/108 .................       JPY  859,341      $   (68,747)
Japanese Yen/Deutsche Marks/May/
  64.82 ...................................            399,429          (89,472)
                                                                    -----------
  Total Call Options Written
    (Premiums Received $116,243) .............................      $  (158,219)
                                                                    -----------
Other Assets,
  Less Liabilities  --  1.8%                                          1,737,066
                                                                    -----------
  Net Assets -- 100.0% .......................................      $99,220,007
                                                                    ===========

           See portfolio footnotes and notes to financial statements.


32-WGS

Portfolio of Investments -- December 31, 1998

World Total Return Series

Stocks -- 57.6%

Issuer                                                                             Shares               Value
Foreign Stocks -- 38.6%
Australia -- 1.2%
QBE Insurance Group Ltd.
  (Insurance)* ........................................................           240,645           $    992,643
Seven Network Ltd. (Entertainment)                                                 73,430                240,968
                                                                                                    ------------
                                                                                                    $  1,233,611
                                                                                                    ------------
Austria -- 0.4%
Austria Tabak AG (Tobacco) ............................................             5,620           $    430,576
                                                                                                    ------------
Canada -- 1.1%
Canadian National Railway Co.
  (Railroads) .........................................................            21,657           $  1,123,457
                                                                                                    ------------
Chile -- 0.2%
Enersis S.A., ADR (Utilities -
  Electric) ...........................................................             6,143           $    158,566
                                                                                                    ------------
Finland -- 0.3%
Helsingin Puhelin Oyj
  (Telecommunications) ................................................             5,800           $    344,825
                                                                                                    ------------
France -- 5.8%
Pinault-Printemps Redoute (Retail) ....................................             7,215           $  1,377,356
Sanofi S.A. (Medical and Health
  Products) ...........................................................             5,620                924,194
SEITA (Tobacco) .......................................................            20,800              1,301,278
Television Francaise (Entertainment)                                                4,096                728,487
Thomson CSF (Aerospace and
  Defense) ............................................................             8,320                356,922
Total S.A., ADR (Oils) ................................................             9,792                487,152
Union des Assurances Federales
  S.A. (Insurance) ....................................................             4,484                594,714
                                                                                                    ------------
                                                                                                    $  5,770,103
                                                                                                    ------------
Germany -- 2.9%
Henkel KGaA (Chemicals) ...............................................             8,932           $    797,883
Mannesmann AG (Conglomerate) ..........................................             7,990                914,922
Volkswagen AG (Automotive) ............................................             8,110                646,661
Wella AG (Cosmetics)* .................................................               592                493,333
                                                                                                    ------------
                                                                                                    $  2,852,799
                                                                                                    ------------
Greece -- 0.4%
Hellenic Telecommunication
  Organization S.A., GDR
  (Telecommunications) ................................................            15,762           $    419,157
                                                                                                    ------------
Hong Kong -- 0.5%
Dairy Farm International Holdings
  Ltd. (Supermarkets) .................................................           231,000           $    265,650
Hong Kong Electric Holdings Ltd.
  (Utilities - Electric) ..............................................            79,500                241,158
                                                                                                    ------------
                                                                                                    $    506,808
                                                                                                    ------------
Ireland -- 0.4%
Allied Irish Banks PLC (Banks and
  Credit Cos.) ........................................................            20,500           $    364,560
                                                                                                    ------------
Italy -- 2.1%
ENI S.p.A., ADR (Oils) ................................................             5,039           $    341,392
Instituto Nazionale delle
  Assicurazioni (Insurance) ...........................................            99,171                262,130
San Paolo Imi S.p.A. (Banks and
  Credit Cos.)* .......................................................            20,030                354,170
Telecom Italia Mobile S.p.A., Saving
  Shares (Telecommunications) .........................................            98,440                463,766
Telecom Italia S.p.A.
  (Telecommunications) ................................................            95,583                601,952
Unione Immobiliare S.p.A.
  (Real Estate)* ......................................................            99,271                 51,817
                                                                                                    ------------
                                                                                                    $  2,075,227
                                                                                                    ------------

Issuer                                                                             Shares               Value
Japan -- 3.8%
Canon, Inc. (Office Equipment) ........................................            37,000           $    787,824
Kirin Beverage Corp. (Beverages) ......................................            37,000                727,473
Olympus Optical Co. Ltd. (Photo
  Equipment & Supplies) ...............................................            35,000                400,855
Osaka Sanso Kogyo Ltd.
  (Chemicals) .........................................................            21,000                 40,178
Rohm Co. (Electronics) ................................................             2,000                181,450
Takeda Chemical Industries Co.
  (Pharmaceuticals) ...................................................            25,000                958,826
Terumo Corp. (Pharmaceuticals) ........................................            16,000                375,242
Tokyo Broadcasting System, Inc.
  (Broadcasting) ......................................................            15,000                167,034
Ushio, Inc. (Electronics) .............................................            15,000                131,062
                                                                                                    ------------
                                                                                                    $  3,769,944
                                                                                                    ------------
Netherlands -- 5.3%
Akzo Nobel N.V. (Chemicals) ...........................................            14,176           $    644,878
Benckiser N.V., "B" (Consumer
  Goods and Services) .................................................            12,100                791,859
Hunter Douglas N.V., ADR
  (Consumer Goods and Services)*.......................................            13,200                436,840
IHC Caland N.V. (Marine
  Equipment)* .........................................................            10,380                430,774
ING Groep N.V. (Financial
  Services)* ..........................................................            10,354                630,770
Koninklijke Ahold N.V., ADR
  (Supermarkets) ......................................................            18,227                674,399
Royal Dutch Petroleum Co., ADR
  (Oils) ..............................................................            13,929                666,851
Wolters Kluwer N.V. (Publishing)* .....................................             4,696              1,003,912
                                                                                                    ------------
                                                                                                    $  5,280,283
                                                                                                    ------------
Portugal -- 0.8%
Banco Pinto & Sotto Mayor, S.A.
  (Banks and Credit Cos.) .............................................            27,034           $    511,779
Electricidade de Portugal S.A.
  (Utilities -- Electric) .............................................            14,140                310,850
                                                                                                    ------------
                                                                                                    $    822,629
                                                                                                    ------------
South Korea -- 0.1%
Korea Electric Power Corp., ADR
  (Utilities -- Electric) .............................................             7,652           $    120,041
                                                                                                    ------------
Spain -- 2.1%
Iberdrola S.A. (Utilities -- Electric) ................................            68,005           $  1,272,308
Telefonica de Espana (Utilities --
   Telephone)* ........................................................            18,040                802,145
                                                                                                    ------------
                                                                                                    $  2,074,453
                                                                                                    ------------
Sweden -- 1.4%
Astra AB (Pharmaceuticals) ............................................            27,597           $    560,777
Saab AB, "B" (Aerospace and
  Defense)* ...........................................................            59,115                618,815
Volvo AB (Automotive) .................................................            11,780                269,837
                                                                                                    ------------
                                                                                                    $  1,449,429
                                                                                                    ------------
Switzerland -- 1.4%
Ciba Specialty AG (Chemicals) .........................................             2,270           $    190,062
Clariant AG (Chemicals) ...............................................               430                200,990
Nestle S.A. (Food and Beverage
  Products) ...........................................................               330                718,384
UBS AG (Banks and Credit Cos.)* .......................................               900                276,520
                                                                                                    ------------
                                                                                                    $  1,385,956
                                                                                                    ------------
United Kingdom -- 8.4%
Allied Zurich PLC (Insurance)* ........................................            17,235           $    258,607
Avis Europe PLC (Auto Rental)## .......................................           199,305                829,874
British Aerospace PLC (Aerospace
  and Defense)* .......................................................           145,614              1,239,198

33-WTRS

Issuer                                                                     Shares                       Value
United Kingdom -- continued
British Petroleum PLC, ADR (Oils) .....................................    14,912                   $  1,416,640
Compass Group PLC (Food --
   Catering) ..........................................................   114,492                      1,304,824
Lloyds TSB Group PLC (Banks and
  Credit Cos.) ........................................................    34,958                        496,990
LucasVarity PLC (Automotive) ..........................................   139,890                        466,448
Rentokil Initial PLC (Conglomerate)....................................    36,500                        275,502
Reuters Group PLC (Business
  Services) ...........................................................    31,600                        332,875
Reuters Group PLC, ADR (Business
  Services) ...........................................................     2,600                        164,775
Tomkins PLC (Conglomerate)* ...........................................   159,240                        755,507
Williams PLC (Conglomerate) ...........................................    98,840                        564,042
Zeneca Group PLC (Medical and
  Health Products) ....................................................     7,400                        321,873
                                                                                                    ------------
                                                                                                    $  8,427,155
                                                                                                    ------------
  Total Foreign Stocks ........................................................................     $ 38,609,579
                                                                                                    ------------
U.S. Stocks -- 19.0%
Banks and Credit Companies -- 0.8%
Wells Fargo Co.* ......................................................    18,888                   $    754,339
                                                                                                    ------------
Business Machines -- 2.0%
International Business Machines
  Corp. ...............................................................     7,045                   $  1,301,564
Xerox Corp. ...........................................................     6,260                        738,680
                                                                                                    ------------
                                                                                                    $  2,040,244
                                                                                                    ------------
Construction Services -- 0.4%
Martin Marietta Materials, Inc. .......................................     6,898                   $    428,969
                                                                                                    ------------
Consumer Goods and Services -- 3.6%
Newell Co. ............................................................     7,100                   $    292,875
Philip Morris Cos., Inc. ..............................................    30,276                      1,619,766
Tyco International Ltd. ...............................................    23,020                      1,736,571
                                                                                                    ------------
                                                                                                    $  3,649,212
                                                                                                    ------------
Electrical Equipment -- 1.0%
General Electric Co. ..................................................     9,900                   $  1,010,419
                                                                                                    ------------
Electronics -- 0.7%
AMP Inc. ..............................................................    12,837                   $    668,326
                                                                                                    ------------
Financial Institutions -- 2.8%
American Express Co. ..................................................    11,939                   $  1,220,763
Associates First Capital Corp., "A" ...................................    15,600                        661,050
Federal Home Loan Mortgage Corp.                                           14,043                        904,896
                                                                                                    ------------
                                                                                                    $  2,786,709
                                                                                                    ------------
Food and Beverage Products -- 0.5%
Anheuser-Busch Cos., Inc. .............................................     4,800                   $    315,000
McCormick & Co., Inc. .................................................     5,299                        179,172
                                                                                                    ------------
                                                                                                    $    494,172
                                                                                                    ------------
Insurance -- 1.2%
Allstate Corp. ........................................................    14,836                   $    573,040
ReliaStar Financial Corp. .............................................    13,998                        645,658
                                                                                                    ------------
                                                                                                    $  1,218,698
                                                                                                    ------------
Medical and Health Products -- 1.8%
Bristol-Myers Squibb Co. ..............................................     7,556                   $  1,011,087
Schering Plough Corp. .................................................    10,728                        592,722
Warner-Lambert Co. ....................................................     3,240                        243,608
                                                                                                    ------------
                                                                                                    $  1,847,417
                                                                                                    ------------
Oil Services -- 0.5%
Conoco Inc., "A"* .....................................................     7,900                   $    164,912
Exxon Corp. ...........................................................     4,061                        296,961
                                                                                                    ------------
                                                                                                    $    461,873
                                                                                                    ------------
Printing and Publishing -- 0.5%
Gannett Co., Inc. .....................................................     8,466                   $    546,057
                                                                                                    ------------

Issuer                                                                     Shares                        Value
Restaurants and Lodging -- 0.7%
McDonalds Corp. .......................................................     9,780                   $    749,392
                                                                                                    ------------
Stores -- 0.5%
Rite Aid Corp. ........................................................     9,610                   $    476,296
                                                                                                    ------------
Supermarkets -- 0.8%
Albertson's Inc. ......................................................    11,790                   $    750,876
                                                                                                    ------------
Telecommunications -- 0.5%
Sprint Corp. ..........................................................     4,760                   $    400,435
Sprint PCS* ...........................................................     2,380                         55,038
                                                                                                    ------------
                                                                                                    $    455,473
                                                                                                    ------------
Utilities -- Electric -- 0.7%
Sierra Pacific Resources ..............................................    17,390                   $    660,820
                                                                                                    ------------
  Total U.S. Stocks ...........................................................................     $ 18,999,292
                                                                                                    ------------
  Total Stocks
    (Identified Cost, $44,588,806) ..............................................................   $ 57,608,871
                                                                                                    ------------

Bonds -- 37.5%



                                                                        Principal Amount
                                                                         (000 Omitted)
Foreign Bonds -- 20.8%
Canada -- 1.8%
Government of Canada, 5.25s, 2008                                         $ 1,800                    $ 1,808,154
                                                                                                     -----------
Denmark -- 0.7%
Kingdom of Denmark, 7s, 2007 ..........................................   DKK  3,650                 $   689,215
                                                                                                     -----------
Germany -- 5.4%
Federal Republic of Germany, 6s,
  2007 ................................................................   DEM  7,870                 $ 5,390,573
                                                                                                     -----------
Greece -- 1.1%
Republic of Greece, 7.74s, 2008 .......................................   GRD  90,000                $   356,595
Hellenic Republic, 8.9s, 2003 .........................................   200,000                        748,884
                                                                                                     -----------
                                                                                                     $ 1,105,479
                                                                                                     -----------
Italy -- 2.0%
Republic of Italy, 6.75s, 2007 ........................................          ITL 2,740,000       $ 1,975,276
                                                                                                     -----------
Japan -- 1.9%
International Bank for
  Reconstruction & Development,
  2s, 2008 ............................................................   JPY 220,000                $ 1,941,633
                                                                                                     -----------
New Zealand -- 1.2%
Government of New Zealand, 8s,
  2006 ................................................................   NZD   830                  $   506,144
Government of New Zealand, 8s,
  2004 ................................................................     1,110                        651,799
                                                                                                     -----------
                                                                                                     $ 1,157,943
                                                                                                     -----------
Sweden -- 0.6%
Kingdom of Sweden, 6s, 2005 ...........................................   SEK  4,300                 $   587,861
                                                                                                     -----------
United Kingdom -- 6.1%
United Kingdom Treasury, 7.25s,
  2007 ................................................................   GBP  3,043                 $ 6,110,644
                                                                                                     -----------
  Total Foreign Bonds ............................................................................   $20,766,778
                                                                                                     -----------
U.S. Bonds -- 16.7%
U.S. Treasury Obligations -- 16.7%
U.S. Treasury Notes, 5.625s, 2008 .....................................   $ 8,390                    $ 8,952,382
U.S. Treasury Notes, 5.375s, 2003 .....................................     7,520                      7,738,531
                                                                                                     -----------
  Total U.S. Bonds ...............................................................................   $16,690,913
                                                                                                     -----------
  Total Bonds
    (Identified Cost, $36,277,531) ...............................................................   $37,457,691
                                                                                                     -----------
Preferred Stock -- 0.3%
                                                                           Shares
Prosieben Media AG
  (Entertainment) (Identified Cost,
  $242,842) ...........................................................     5,394                    $   249,004

34-WTRS

Rights


Issuer                                            Shares             Value
Telefonica S.A. (Telecommunications)*
  (Identified Cost, $15,017) ............             18,040    $    16,017
                                                                -----------
Call Options Purchased
                                            Principal Amount
                                              of Contracts
Description/Expiration Month/Strike Price   (000 Omitted)
Deutsche Marks/British Pounds/
  January/2.637 .........................   DEM    3,121        $        37
Swedish Krone/British Pounds/
  March/12.5 ............................   SEK   16,302              6,537
                                                                -----------
  Total Call Options Purchased
    (Premiums Paid, $32,690) ..............................     $     6,574
                                                                -----------
Put Options Purchased
Deutsche Marks/November/1.95 ............   DEM     247         $    10,143
Deutsche Marks/British Pounds/
  January/2.8065 ........................              3,321          3,899
                                                                -----------
  Total Put Options Purchased
    (Premiums Paid, $34,604) ..............................     $    14,042
                                                                -----------
Short-Term Obligations -- 3.8%
                                            Principal Amount
Issuer                                      (000 Omitted)
Federal Home Loan Mortgage
  Corp., due 1/04/99, at Amortized
  Cost ..................................   $     3,800         $ 3,798,575
                                                                -----------
  Total Investments
    (Identified Cost, $84,990,065) ........................     $99,150,774
                                                                -----------
Other Assets,
  Less Liabilities  --  0.8%                                        804,608
                                                                -----------
  Net Assets -- 100.0% ....................................     $99,955,382
                                                                ===========

           See portfolio footnotes and notes to financial statements.

Portfolio of Investments -- December 31, 1998
Zero Coupon Series, 2000 Portfolio
U.S. Government Guaranteed -- 100.1%


                                                          Principal Amount
Issuer                                                     (000 Omitted)         Value
Treasury Investments
  Growth Receipts -- 5.3%
Series 18, due 2/15/01 .............................         $    97         $    88,029
Series 12, due 5/15/01 .............................              22              19,733
Series 15, due 8/15/01 .............................              88              77,995
                                                                             -----------
  Total Treasury Investment Growth Receipts
    (Identified Cost, $167,258) .......................................      $   185,757
                                                                             -----------
U.S. Treasury Securities Stripped
  Interest Payments -- 94.8%
Generic Coupons, due 5/15/00 .......................         $   617         $   579,826
Generic Coupons, due 8/15/00 .......................              93              86,417
Generic Coupons, due 11/15/00 ......................           2,778           2,552,677
Generic Coupons, due 5/15/01 .......................              81              72,700
                                                                             -----------
  Total U.S. Treasury Securities Stripped
    Interest Payments (Identified Cost, $3,151,375) ...................      $ 3,291,620
                                                                             -----------
  Total Investments
    (Identified Cost, $3,318,633) .....................................      $ 3,477,377
                                                                             -----------
Other Assets,
  Less Liabilites --  (0.1)%                                                      (3,898)
                                                                             -----------
  Net Assets -- 100.0% ................................................      $ 3,473,479
                                                                             ===========

           See portfolio footnotes and notes to financial statements


Portfolio Footnotes:


   *Non-income producing security.
  **Non-income producing security-in default.
   #Payment-in-kind security.
  ##SEC Rule 144A restriction.
 ###Security segregated as collateral for open futures contracts.
   +Restricted security
  ++Security valued by or at the direction of the Trustees.
++++Inverse floating rate security.


Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

AUD=Australian Dollars   GRD=Greek Drachma        NOK=Norwegian Kroner
DEM=Deutsche Marks       HKD=Hong Kong Dollars    NZD=New Zealand
DKK=Danish Kroner        ITL=Italian Lire              Dollars
FRF=French Francs        JPY=Japanese Yen         SEK=Swedish Krone
GBP=British Pounds       NLG=Dutch Guilders       ZAR=South African Rand


                                                                          35-ZOO

MFS/Sun Life Series Trust
Statements of Assets and Liabilities -- December 31, 1998


                                                                                                            Government
                                                                                              Bond          Securities
Assets:                                                                                      Series           Series
 Investments --                                                                         ---------------- ---------------
  Unaffiliated issuers, at cost .......................................................   $ 18,985,994    $434,993,452
  Unrealized appreciation (depreciation) ..............................................         51,193      17,588,582
                                                                                          ------------    ------------
    Total investments, at value .......................................................   $ 19,037,187    $452,582,034
 Cash .................................................................................         10,357             186
 Foreign currency, at value (identified cost, ($1,864 and $83,492, respectively)) .....         --              --
 Receivable for investments sold ......................................................        103,672          --
 Receivable for Series shares sold ....................................................        244,988         481,148
 Interest and dividends receivable ....................................................        197,972       4,577,552
 Receivable from investment advisor ...................................................         15,701              --
 Other assets .........................................................................             --           2,547
                                                                                          ------------    ------------
    Total assets ......................................................................   $ 19,609,877    $457,643,467
                                                                                          ============    ============
Liabilities:
 Payable for investment purchased .....................................................   $     --        $     --
 Payable for Series shares reacquired .................................................              4          88,267
 Net payable for forward foreign currency exchange contracts subject to master
  netting agreements ..................................................................              7          --
 Payable to affiliates --
  Investment advisory fee .............................................................            316           6,889
 Accrued expenses and other liabilities ...............................................         14,787          74,323
                                                                                          ------------    ------------
    Total liabilities .................................................................   $     15,114    $    169,479
                                                                                          ------------    ------------
Net assets ............................................................................   $ 19,594,763    $457,473,988
                                                                                          ============    ============
Net assets consist of:
 Paid-in capital ......................................................................   $ 19,092,344    $422,240,378
 Unrealized appreciation (depreciation) on investments and translation of assets
  and liabilities in foreign currencies ...............................................         51,091      17,588,582
 Accumulated undistributed net realized gain (loss) on investments and foreign
  currency transactions ...............................................................        165,561      (7,000,614)
 Accumulated undistributed net investment income (loss) ...............................        285,767      24,645,642
                                                                                          ------------    ------------
     Total ............................................................................   $ 19,594,763    $457,473,988
                                                                                          ============    ============
 Shares of beneficial interest outstanding ............................................      1,833,052      34,153,642
                                                                                          ============    ============
 Net asset value, offering price and redemption price per share
  (net assets [divided by] shares of beneficial interest outstanding) .................   $      10.69    $      13.39
                                                                                          ============    ============



                                                                                                          International
                                                                                              High          Growth and
                                                                                              Yield           Income
Assets:                                                                                      Series           Series
 Investments --                                                                         ---------------- ---------------
  Unaffiliated issuers, at cost .......................................................  $ 330,382,914    $ 63,768,706
  Unrealized appreciation (depreciation) ..............................................    (12,392,920)     11,186,753
                                                                                         -------------    ------------
    Total investments, at value .......................................................  $ 317,989,994    $ 74,955,459
 Cash .................................................................................          6,168          11,416
 Foreign currency, at value (identified cost, ($1,864 and $83,492, respectively)) .....         --               1,935
 Receivable for investments sold ......................................................        397,000         169,645
 Receivable for Series shares sold ....................................................      2,395,776         185,827
 Interest and dividends receivable ....................................................      6,000,039         127,811
 Receivable from investment advisor ...................................................         --              --
 Other assets .........................................................................          1,810             338
                                                                                         -------------    ------------
    Total assets ......................................................................  $ 326,790,787    $ 75,452,431
                                                                                         =============    ============
Liabilities:
 Payable for investment purchased .....................................................  $     500,000    $     --
 Payable for Series shares reacquired .................................................          9,074           7,833
 Net payable for forward foreign currency exchange contracts subject to master
  netting agreements ..................................................................         --              --
 Payable to affiliates --
  Investment advisory fee .............................................................          6,652           1,998
 Accrued expenses and other liabilities ...............................................         42,704          32,192
                                                                                         -------------    ------------
    Total liabilities .................................................................  $     558,430    $     42,023
                                                                                         -------------    ------------
Net assets ............................................................................  $ 326,232,357    $ 75,410,408
                                                                                         =============    ============
Net assets consist of:
 Paid-in capital ......................................................................  $ 319,460,604    $ 61,965,922
 Unrealized appreciation (depreciation) on investments and translation of assets
  and liabilities in foreign currencies ...............................................    (12,392,920)     11,191,946
 Accumulated undistributed net realized gain (loss) on investments and foreign
  currency transactions ...............................................................     (8,641,895)      1,736,793
 Accumulated undistributed net investment income (loss) ...............................     27,806,568         515,747
                                                                                         -------------    ------------
     Total ............................................................................  $ 326,232,357    $ 75,410,408
                                                                                         =============    ============
 Shares of beneficial interest outstanding ............................................     35,601,322       5,719,220
                                                                                         =============    ============
 Net asset value, offering price and redemption price per share
  (net assets [divided by] shares of beneficial interest outstanding) .................  $        9.16    $      13.19
                                                                                         =============    ============



                                                                                            MFS/Foreign
                                                                                            & Colonial           Money
                                                                                         Emerging Markets        Market
Assets:                                                                                   Equities Series        Series
 Investments --                                                                         ------------------ -----------------
  Unaffiliated issuers, at cost .......................................................    $ 21,234,820      $ 465,163,385
  Unrealized appreciation (depreciation) ..............................................      (4,152,388)                --
                                                                                           ------------      -------------
    Total investments, at value .......................................................    $ 17,082,432      $ 465,163,385
 Cash .................................................................................          11,542             13,755
 Foreign currency, at value (identified cost, ($1,864 and $83,492, respectively)) .....          81,162             --
 Receivable for investments sold ......................................................           8,763             --
 Receivable for Series shares sold ....................................................           5,074          2,483,193
 Interest and dividends receivable ....................................................          31,984             --
 Receivable from investment advisor ...................................................          --                 --
 Other assets .........................................................................             159              3,241
                                                                                           ------------      -------------
    Total assets ......................................................................    $ 17,221,116      $ 467,663,574
                                                                                           ============      =============
Liabilities:
 Payable for investment purchased .....................................................    $     73,039      $      --
 Payable for Series shares reacquired .................................................          10,376          2,070,561
 Net payable for forward foreign currency exchange contracts subject to master
  netting agreements ..................................................................          --                 --
 Payable to affiliates --
  Investment advisory fee .............................................................             586              6,284
 Accrued expenses and other liabilities ...............................................          18,267             41,803
                                                                                           ------------      -------------
    Total liabilities .................................................................    $    102,268      $   2,118,648
                                                                                           ------------      -------------
Net assets ............................................................................    $ 17,118,848      $ 465,544,926
                                                                                           ============      =============
Net assets consist of:
 Paid-in capital ......................................................................    $ 26,022,996      $ 465,544,926
 Unrealized appreciation (depreciation) on investments and translation of assets
  and liabilities in foreign currencies ...............................................      (4,155,005)            --
 Accumulated undistributed net realized gain (loss) on investments and foreign
  currency transactions ...............................................................      (4,745,014)            --
 Accumulated undistributed net investment income (loss) ...............................          (4,129)            --
                                                                                           ------------      -------------
     Total ............................................................................    $ 17,118,848      $ 465,544,926
                                                                                           ============      =============
 Shares of beneficial interest outstanding ............................................       2,285,481        465,544,926
                                                                                           ============      =============
 Net asset value, offering price and redemption price per share
  (net assets [divided by] shares of beneficial interest outstanding) .................    $       7.49      $        1.00
                                                                                           ============      =============

                       See notes to financial statements

MFS/Sun Life Series Trust
Statements of Assets and Liabilities -- December 31, 1998 -- continued


                                                                                              Strategic
                                                                                               Income
Assets:                                                                                        Series
 Investments --                                                                            --------------
  Unaffiliated issuers, at cost ..........................................................   $7,441,923
  Unrealized appreciation (depreciation) .................................................      (79,560)
                                                                                             ----------
    Total investments, at value ..........................................................   $7,362,363
 Cash ....................................................................................       16,812
 Net receivable for forward foreign currency exchange contracts to purchase ..............        3,599
 Net receivable for forward foreign currency exchange contracts subject to master
  netting agreements .....................................................................       26,125
 Receivable for investments sold .........................................................      434,683
 Receivable for Series shares sold .......................................................      240,779
 Interest and dividends receivable .......................................................      127,453
 Receivable from investment advisor ......................................................        3,495
 Other assets ............................................................................        --
                                                                                             ----------
    Total assets .........................................................................   $8,215,309
                                                                                             ==========
Liabilities:
 Payable to custodian ....................................................................   $    --
 Payable for investments purchased .......................................................      416,412
 Payable for Series shares reacquired ....................................................           41
 Payable for daily variation margin on open futures contracts ............................        --
 Net payable for forward foreign currency exchange contracts to sell .....................        --
 Net payable for forward foreign currency exchange contracts to purchase .................        --
 Written options outstanding, at value (premiums received $8,777, $344,149, $116,243,
  respectively) ..........................................................................       11,814
 Payable to affiliates --
  Investment advisory fee ................................................................          154
 Accrued expenses and other liabilities ..................................................        6,459
                                                                                             ----------
    Total liabilities ....................................................................   $  434,880
                                                                                             ----------
Net assets ...............................................................................   $7,780,429
                                                                                             ==========
Net assets consist of:
 Paid-in capital .........................................................................   $7,652,749
 Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in
  foreign currencies .....................................................................      (52,878)
 Accumulated undistributed net realized gain (loss) on investments and foreign currency
  transactions ...........................................................................       45,806
 Accumulated undistributed net investment income .........................................      134,752
                                                                                             ----------
     Total ...............................................................................   $7,780,429
                                                                                             ==========
 Shares of beneficial interest outstanding ...............................................      774,644
                                                                                             ==========
 Net asset value, offering price and redemption price per share
  (net assets [divided by] shares of beneficial interest outstanding) ....................   $    10.04
                                                                                             ==========



                                                                                                  World             World
                                                                                                  Asset          Governments
Assets:                                                                                     AllocationSeries       Series
 Investments --                                                                            ------------------ ----------------
  Unaffiliated issuers, at cost ..........................................................    $116,732,342      $ 93,456,374
  Unrealized appreciation (depreciation) .................................................       7,922,596         4,184,786
                                                                                              ------------      ------------
    Total investments, at value ..........................................................    $124,654,938      $ 97,641,160
 Cash ....................................................................................         165,074             6,438
 Net receivable for forward foreign currency exchange contracts to purchase ..............         419,130            34,300
 Net receivable for forward foreign currency exchange contracts subject to master
  netting agreements .....................................................................          21,199           447,981
 Receivable for investments sold .........................................................       1,447,425            68,429
 Receivable for Series shares sold .......................................................          62,457            35,795
 Interest and dividends receivable .......................................................         871,534         1,431,795
 Receivable from investment advisor ......................................................          --                --
 Other assets ............................................................................          --                   792
                                                                                              ------------      ------------
    Total assets .........................................................................    $127,641,757      $ 99,666,690
                                                                                              ============      ============
Liabilities:
 Payable to custodian ....................................................................    $     --          $     --

 Payable for investments purchased .......................................................         222,414           145,213
 Payable for Series shares reacquired ....................................................         128,674            80,951
 Payable for daily variation margin on open futures contracts ............................          57,694            --
 Net payable for forward foreign currency exchange contracts to sell .....................         324,542            15,340
 Net payable for forward foreign currency exchange contracts to purchase .................          --                --
 Written options outstanding, at value (premiums received $8,777, $344,149, $116,243,
  respectively) ..........................................................................         197,567           158,219
 Payable to affiliates --
  Investment advisory fee ................................................................           2,591             2,028
 Accrued expenses and other liabilities ..................................................          67,664            44,932
                                                                                              ------------      ------------
    Total liabilities ....................................................................    $  1,001,146      $    446,683
                                                                                              ------------      ------------
Net assets ...............................................................................    $126,640,611      $ 99,220,007
                                                                                              ============      ============
Net assets consist of:
 Paid-in capital .........................................................................    $115,126,020      $ 86,391,518
 Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in
  foreign currencies .....................................................................       7,743,198         4,633,609
 Accumulated undistributed net realized gain (loss) on investments and foreign currency
  transactions ...........................................................................      (2,026,306)        2,592,542
 Accumulated undistributed net investment income .........................................       5,797,699         5,602,338
                                                                                              ------------      ------------
     Total ...............................................................................    $126,640,611      $ 99,220,007
                                                                                              ============      ============
 Shares of beneficial interest outstanding ...............................................       8,767,177         8,114,751
                                                                                              ============      ============
 Net asset value, offering price and redemption price per share
  (net assets [divided by] shares of beneficial interest outstanding) ....................    $      14.44      $      12.23
                                                                                              ============      ============



                                                                                                 World         Zero Coupon
                                                                                              Total Return       Series,
Assets:                                                                                          Series       2000 Portfolio
 Investments --                                                                            ----------------- ---------------
  Unaffiliated issuers, at cost ..........................................................   $  84,990,065     $3,318,633
  Unrealized appreciation (depreciation) .................................................      14,160,709        158,744
                                                                                             -------------     ----------
    Total investments, at value ..........................................................   $  99,150,774     $3,477,377
 Cash ....................................................................................          82,301          --
 Net receivable for forward foreign currency exchange contracts to purchase ..............          --              --
 Net receivable for forward foreign currency exchange contracts subject to master
  netting agreements .....................................................................          58,455          --
 Receivable for investments sold .........................................................          98,482          --
 Receivable for Series shares sold .......................................................           3,921          --
 Interest and dividends receivable .......................................................         638,378          --
 Receivable from investment advisor ......................................................          --             13,628
 Other assets ............................................................................             472             24
                                                                                             -------------     ----------
    Total assets .........................................................................   $ 100,032,783     $3,491,029
                                                                                             =============     ==========
Liabilities:
 Payable to custodian ....................................................................   $      --         $   10,564

 Payable for investments purchased .......................................................          --              --
 Payable for Series shares reacquired ....................................................           1,996             80
 Payable for daily variation margin on open futures contracts ............................          --
 Net payable for forward foreign currency exchange contracts to sell .....................           5,356          --
 Net payable for forward foreign currency exchange contracts to purchase .................          11,367          --
 Written options outstanding, at value (premiums received $8,777, $344,149, $116,243,
  respectively) ..........................................................................          --              --
 Payable to affiliates --
  Investment advisory fee ................................................................           2,039             24
 Accrued expenses and other liabilities ..................................................          56,643          6,882
                                                                                             -------------     ----------
    Total liabilities ....................................................................   $      77,401     $   17,550
                                                                                             -------------     ----------
Net assets ...............................................................................   $  99,955,382     $3,473,479
                                                                                             =============     ==========
Net assets consist of:
 Paid-in capital .........................................................................   $  78,868,631     $3,135,139
 Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in
  foreign currencies .....................................................................      14,212,409        158,744
 Accumulated undistributed net realized gain (loss) on investments and foreign currency
  transactions ...........................................................................       4,450,759        (27,046)
 Accumulated undistributed net investment income .........................................       2,423,583        206,642
                                                                                             -------------     ----------
     Total ...............................................................................   $  99,955,382     $3,473,479
                                                                                             =============     ==========
 Shares of beneficial interest outstanding ...............................................       6,019,237        387,267
                                                                                             =============     ==========
 Net asset value, offering price and redemption price per share
  (net assets [divided by] shares of beneficial interest outstanding) ....................   $       16.61     $     8.97
                                                                                             =============     ==========

                       See notes to financial statements

MFS/Sun Life Series Trust
Statements of Operations -- Period Ended December 31, 1998


                                                                                            Government         High
                                                                                Bond        Securities         Yield
Net investment income:                                                         Series*        Series          Series
 Income --                                                                  ------------ --------------- ----------------
  Interest ................................................................   $345,266     $27,345,375    $  29,923,882
  Dividends ...............................................................      --             --              491,627
  Foreign taxes withheld ..................................................      --             --              --
                                                                              --------     -----------    -------------
   Total investment income ................................................   $345,266     $27,345,375    $  30,415,509
                                                                              --------     -----------    -------------
 Expenses --
  Investment advisory fee .................................................   $ 35,258     $ 2,338,710    $   2,382,137
  Trustees' compensation ..................................................      4,500           6,300            6,300
  Administrative fee ......................................................        453          52,457           39,527
  Custodian fees ..........................................................      6,406         131,319           94,148
  Auditing fees ...........................................................     11,952          48,965           51,995
  Legal fees ..............................................................      1,424           1,045            1,321
  Printing fees ...........................................................      1,814          25,332           22,959
  Miscellaneous ...........................................................        956          18,649            2,043
                                                                              --------     -----------    -------------
   Total expenses .........................................................   $ 62,763     $ 2,622,777    $   2,600,430
  Reduction of expenses by investment advisor .............................     (2,021)         --              --
  Fees paid indirectly ....................................................     (1,979)         (9,376)         (64,645)
                                                                              --------     -----------    -------------
   Net expenses ...........................................................   $ 58,763     $ 2,613,401    $   2,535,785
                                                                              --------     -----------    -------------
    Net investment income .................................................   $286,503     $24,731,974    $  27,879,724
                                                                              --------     -----------    -------------
Realized and unrealized gain (loss) on investments and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
  Investment transactions .................................................   $165,561     $ 4,565,665    $  (5,523,558)
  Foreign currency transactions ...........................................       (736)         --                1,283
  Futures contracts .......................................................      --           (309,472)         --
                                                                              --------     -----------    -------------
    Net realized gain (loss) on investments and
     foreign currency transactions ........................................   $164,825     $ 4,256,193    $  (5,522,275)
                                                                              --------     -----------    -------------
 Change in unrealized appreciation (depreciation) --
  Investments .............................................................   $ 51,193     $ 6,580,798    $ (20,305,241)
  Translation of assets and liabilities in foreign currencies .............       (102)         --              --
  Futures contracts .......................................................      --             49,736          --
                                                                              --------     -----------    -------------
   Net unrealized gain (loss) on investments and
    foreign currency translation ..........................................   $ 51,091     $ 6,630,534    $ (20,305,241)
                                                                              --------     -----------    -------------
    Net realized and unrealized gain (loss) on
     investments and foreign currency .....................................   $215,916     $10,886,727    $ (25,827,516)
                                                                              --------     -----------    -------------
     Increase (decrease) in net assets from
      operations ..........................................................   $502,419     $35,618,701    $   2,052,208
                                                                              ========     ===========    =============



                                                                             International      MFS/Foreign
                                                                               Growth and       & Colonial          Money
                                                                                 Income      Emerging Markets      Market
Net investment income:                                                           Series        Equity Series       Series
 Income --                                                                  --------------- ------------------ --------------
  Interest ................................................................   $   183,263      $     42,203     $21,598,959
  Dividends ...............................................................     1,213,885           515,367          --
  Foreign taxes withheld ..................................................      (126,813)          (32,611)         --
                                                                              -----------      ------------     -----------
   Total investment income ................................................   $ 1,270,335      $    524,959     $21,598,959
                                                                              -----------      ------------     -----------
 Expenses --
  Investment advisory fee .................................................   $   636,309      $    257,540     $ 1,980,067
  Trustees' compensation ..................................................         6,256             6,300           7,952
  Administrative fee ......................................................         8,045             2,670          48,752
  Custodian fees ..........................................................        62,307            24,518         106,741
  Auditing fees ...........................................................        29,785            26,898          34,465
  Legal fees ..............................................................           962             1,075             916
  Printing fees ...........................................................         8,495             5,288          32,012
  Miscellaneous ...........................................................         2,632                17          --
                                                                              -----------      ------------     -----------
   Total expenses .........................................................   $   754,791      $    324,306     $ 2,210,905
  Reduction of expenses by investment advisor .............................        --               --               --
  Fees paid indirectly ....................................................        (2,694)          (15,221)        (11,093)
                                                                              -----------      ------------     -----------
   Net expenses ...........................................................   $   752,097      $    309,085     $ 2,199,812
                                                                              -----------      ------------     -----------
    Net investment income .................................................   $   518,238      $    215,874     $19,399,147
                                                                              -----------      ------------     -----------
Realized and unrealized gain (loss) on investments and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
  Investment transactions .................................................   $ 1,814,959      $ (4,720,319)    $    --
  Foreign currency transactions ...........................................       238,635          (128,853)         --
  Futures contracts .......................................................        --               --               --
                                                                              -----------      ------------    ------------
    Net realized gain (loss) on investments and
     foreign currency transactions ........................................   $ 2,053,594      $ (4,849,172)    $    --
                                                                              -----------      ------------     -----------
 Change in unrealized appreciation (depreciation) --
  Investments .............................................................   $ 9,799,389      $ (2,879,365)    $    --
  Translation of assets and liabilities in foreign currencies .............      (250,142)           (1,349)         --
  Futures contracts .......................................................        --           --                   --
                                                                              -----------      ------------    ------------
   Net unrealized gain (loss) on investments and
    foreign currency translation ..........................................   $ 9,549,247      $ (2,880,714)    $    --
                                                                              -----------      ------------     -----------
    Net realized and unrealized gain (loss) on
     investments and foreign currency .....................................   $11,602,841      $ (7,729,886)    $    --
                                                                              -----------      ------------     -----------
     Increase (decrease) in net assets from
      operations ..........................................................   $12,121,079      $ (7,514,012)    $19,399,147
                                                                              ===========      ============     ===========

*For the period from the commencement of the Series' investment operations, May 6, 1998, through December 31, 1998.


                       See notes to financial statements

MFS/Sun Life Series Trust
Statements of Operations -- Period Ended December 31, 1998 -- continued


                                                                                            Strategic     World Asset
                                                                                             Income       Allocation
Net investment income:                                                                       Series*        Series
 Income --                                                                                ------------ ----------------
  Interest ..............................................................................  $ 206,246     $  4,181,452
  Dividends .............................................................................      --           1,310,668
  Foreign taxes withheld ................................................................      --            (131,417)
                                                                                           ---------     ------------
   Total investment income ..............................................................  $ 206,246     $  5,360,703
                                                                                           ---------     ------------
 Expenses --
  Investment advisory fee ...............................................................  $  19,850     $    979,428
  Trustees' compensation ................................................................      4,500            5,300
  Administrative fee ....................................................................        217           16,537
  Custodian fees ........................................................................      4,671           92,843
  Auditing fees .........................................................................      5,450           57,043
  Legal fees ............................................................................      1,113            4,569
  Printing fees .........................................................................      1,205           18,457
  Miscellaneous .........................................................................        613            4,829
                                                                                           ---------     ------------
   Total expenses .......................................................................  $  37,619     $  1,179,006
  Reduction of expenses by investment advisor ...........................................     (3,495)           --
  Fees paid indirectly ..................................................................     (1,040)          (7,183)
                                                                                           ---------     ------------
   Net expenses .........................................................................  $  33,084     $  1,171,823
                                                                                           ---------     ------------
    Net investment income ...............................................................  $ 173,162     $  4,188,880
                                                                                           ---------     ------------
Realized and unrealized gain (loss) on investments and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
  Investment transactions ...............................................................  $  45,805     $ (3,381,512)
  Foreign currency transactions .........................................................    (33,261)       2,730,395
  Futures contracts .....................................................................      --             324,176
  Written options transactions ..........................................................     (5,148)         993,763
  Swaps .................................................................................      --              (9,625)
                                                                                           ---------     ------------
   Net realized gain on investments and foreign currency transactions ...................  $   7,396     $    657,197
                                                                                           ---------     ------------
 Change in unrealized appreciation (depreciation) --
  Investments ...........................................................................  $ (79,560)    $  2,855,957
  Translation of assets and liabilities in foreign currencies ...........................     29,719         (686,101)
  Futures contracts .....................................................................         --         (441,078)
  Written options .......................................................................     (3,037)         488,060
                                                                                           ---------     ------------
   Net unrealized gain (loss) on investments and foreign
    currency translation ................................................................  $ (52,878)    $  2,216,838
                                                                                           ---------     ------------
    Net realized and unrealized gain (loss) on investments and foreign currency            $ (45,482)    $  2,874,035
                                                                                           ---------     ------------
     Increase in net assets from operations .............................................  $ 127,680     $  7,062,915
                                                                                           =========     ============



                                                                                               World          World
                                                                                            Governments   Total Return
Net investment income:                                                                        Series         Series
 Income --                                                                                -------------- --------------
  Interest ..............................................................................  $ 5,716,882    $ 2,072,493
  Dividends .............................................................................       --            930,705
  Foreign taxes withheld ................................................................       --           (77,295)
                                                                                           -----------    -----------
   Total investment income ..............................................................  $ 5,716,882    $ 2,925,903
                                                                                           -----------    -----------
 Expenses --
  Investment advisory fee ...............................................................  $   760,995    $   653,391
  Trustees' compensation ................................................................       --              5,525
  Administrative fee ....................................................................       12,758         10,680
  Custodian fees ........................................................................       63,901         68,157
  Auditing fees .........................................................................       41,015         53,268
  Legal fees ............................................................................          688            485
  Printing fees .........................................................................       16,751          9,996
  Miscellaneous .........................................................................          416          5,190
                                                                                           -----------    -----------
   Total expenses .......................................................................  $   896,524    $   806,692
  Reduction of expenses by investment advisor ...........................................       --             --
  Fees paid indirectly ..................................................................       (2,611)        (5,210)
                                                                                           -----------    -----------
   Net expenses .........................................................................  $   893,913    $   801,482
                                                                                           -----------    -----------
    Net investment income ...............................................................  $ 4,822,969    $ 2,124,421
                                                                                           -----------    -----------
Realized and unrealized gain (loss) on investments and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
  Investment transactions ...............................................................  $ 3,991,598    $ 5,383,575
  Foreign currency transactions .........................................................       99,785       (342,199)
  Futures contracts .....................................................................       --             --
  Written options transactions ..........................................................    1,039,215        255,299
  Swaps .................................................................................       --             --
                                                                                           -----------    -----------
   Net realized gain on investments and foreign currency transactions ...................  $ 5,130,598    $ 5,296,675
                                                                                           -----------    -----------
 Change in unrealized appreciation (depreciation) --
  Investments ...........................................................................  $ 4,499,583    $ 7,180,356
  Translation of assets and liabilities in foreign currencies ...........................       18,576        (18,503)
  Futures contracts .....................................................................       --             --
  Written options .......................................................................     (146,990)       (23,931)
                                                                                           -----------    -----------
   Net unrealized gain (loss) on investments and foreign
    currency translation ................................................................  $ 4,371,169    $ 7,137,922
                                                                                           -----------    -----------
    Net realized and unrealized gain (loss) on investments and foreign currency            $ 9,501,767    $12,434,597
                                                                                           -----------    -----------
     Increase in net assets from operations .............................................  $14,324,736    $14,559,018
                                                                                           ===========    ===========



                                                                                                Zero
                                                                                           Coupon Series
Net investment income:                                                                     2000 Portfolio
 Income --                                                                                ---------------
  Interest ..............................................................................    $ 224,199
  Dividends .............................................................................        --
  Foreign taxes withheld ................................................................        --
                                                                                             ---------
   Total investment income ..............................................................    $ 224,199
                                                                                             ---------
 Expenses --
  Investment advisory fee ...............................................................    $   8,778
  Trustees' compensation ................................................................        6,300
  Administrative fee ....................................................................          440
  Custodian fees ........................................................................        4,213
  Auditing fees .........................................................................       10,465
  Legal fees ............................................................................        1,001
  Printing fees .........................................................................          163
  Miscellaneous .........................................................................          958
                                                                                             ---------
   Total expenses .......................................................................    $  32,318
  Reduction of expenses by investment advisor ...........................................      (13,628)
  Fees paid indirectly ..................................................................       (1,133)
                                                                                             ---------
   Net expenses .........................................................................    $  17,557
                                                                                             ---------
    Net investment income ...............................................................    $ 206,642
                                                                                             ---------
Realized and unrealized gain (loss) on investments and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
  Investment transactions ...............................................................    $  19,426
  Foreign currency transactions .........................................................        --
  Futures contracts .....................................................................        --
  Written options transactions ..........................................................        --
  Swaps .................................................................................        --
                                                                                             ---------
   Net realized gain on investments and foreign currency transactions ...................    $  19,426
                                                                                             ---------
 Change in unrealized appreciation (depreciation) --
  Investments ...........................................................................    $  18,507
  Translation of assets and liabilities in foreign currencies ...........................        --
  Futures contracts .....................................................................        --
  Written options .......................................................................        --
                                                                                             ---------
   Net unrealized gain (loss) on investments and foreign
    currency translation ................................................................    $  18,507
                                                                                             ---------
    Net realized and unrealized gain (loss) on investments and foreign currency              $  37,933
                                                                                             ---------
     Increase in net assets from operations .............................................    $ 244,575
                                                                                             =========

*For the period from the commencement of the Series' investment operations, May 6, 1998, through December 31, 1998.


                       See notes to financial statements

MFS/Sun Life Series Trust
Statements of Changes in Net Assets -- Period Ended December 31, 1998


                                                                                                        Government
                                                                                          Bond          Securities
Increase (decrease) in net assets:                                                       Series*          Series
From operations --                                                                   -------------- -----------------
 Net investment income .............................................................  $   286,503     $  24,731,974
 Net realized gain (loss) on investments and foreign currency transactions .........      164,825         4,256,193
 Net unrealized gain (loss) on investments and foreign currency translation ........       51,091         6,630,534
                                                                                      -----------     -------------
  Increase (decrease) in net assets from operations ................................  $   502,419     $  35,618,701
                                                                                      -----------     -------------
Distributions declared to shareholders --
 From net investment income ........................................................  $    --         $ (23,191,736)
 From net realized gain on investments and foreign currency transactions ...........       --                --
 In excess of net realized gain on investments and foreign currency transactions ...       --                --
 From paid-in capital ..............................................................       --                --
                                                                                      -----------     -------------
  Total distributions declared to shareholders .....................................  $    --         $ (23,191,736)
                                                                                      -----------     -------------
Net increase in net assets from Series share transactions ..........................  $19,092,344     $  57,315,137
                                                                                      -----------     -------------
   Total increase (decrease) in net assets .........................................  $19,594,763     $  69,742,102
Net assets --
 At beginning of period ............................................................       --           387,731,886
                                                                                      -----------     -------------
 At end of period ..................................................................  $19,594,763     $ 457,473,988
                                                                                      ===========     =============
Accumulated undistributed net investment income (loss) included in net
 assets at end of period ...........................................................  $   285,767     $  24,645,642
                                                                                      ===========     =============



                                                                                           High        International
                                                                                           Yield         Growth and
Increase (decrease) in net assets:                                                        Series       Income Series
From operations --                                                                   ---------------- ---------------
 Net investment income .............................................................  $  27,879,724    $    518,238
 Net realized gain (loss) on investments and foreign currency transactions .........     (5,522,275)      2,053,594
 Net unrealized gain (loss) on investments and foreign currency translation ........    (20,305,241)      9,549,247
                                                                                      -------------    ------------
  Increase (decrease) in net assets from operations ................................  $   2,052,208    $ 12,121,079
                                                                                      -------------    ------------
Distributions declared to shareholders --
 From net investment income ........................................................  $ (20,130,545)   $   (586,185)
 From net realized gain on investments and foreign currency transactions ...........       --            (1,412,404)
 In excess of net realized gain on investments and foreign currency transactions ...       --               --
 From paid-in capital ..............................................................       --               --
                                                                                      -------------    ------------
  Total distributions declared to shareholders .....................................  $ (20,130,545)   $ (1,998,589)
                                                                                      -------------    ------------
Net increase in net assets from Series share transactions ..........................  $  69,103,703    $ 13,919,815
                                                                                      -------------    ------------
   Total increase (decrease) in net assets .........................................  $  51,025,366    $ 24,042,305
Net assets --
 At beginning of period ............................................................    275,206,991      51,368,103
                                                                                      -------------    ------------
 At end of period ..................................................................  $ 326,232,357    $ 75,410,408
                                                                                      =============    ============
Accumulated undistributed net investment income (loss) included in net
 assets at end of period ...........................................................  $  27,806,568    $    515,747
                                                                                      =============    ============



                                                                                         MFS/Foreign
                                                                                         & Colonial           Money
                                                                                      Emerging Markets        Market
Increase (decrease) in net assets:                                                      Equity Series         Series
From operations --                                                                   ------------------ -----------------
 Net investment income .............................................................    $    215,874      $  19,399,147
 Net realized gain (loss) on investments and foreign currency transactions .........      (4,849,172)           --
 Net unrealized gain (loss) on investments and foreign currency translation ........      (2,880,714)           --
                                                                                        ------------      -------------
  Increase (decrease) in net assets from operations ................................    $ (7,514,012)     $  19,399,147
                                                                                        ------------      -------------
Distributions declared to shareholders --
 From net investment income ........................................................    $   (302,910)     $ (19,399,147)
 From net realized gain on investments and foreign currency transactions ...........        (215,066)           --
 In excess of net realized gain on investments and foreign currency transactions ...        (115,045)           --
 From paid-in capital ..............................................................        (126,919)           --
                                                                                        ------------      -------------
  Total distributions declared to shareholders .....................................    $   (759,940)     $ (19,399,147)
                                                                                        ------------      -------------
Net increase in net assets from Series share transactions ..........................    $  1,211,349      $ 125,484,692
                                                                                        ------------      -------------
   Total increase (decrease) in net assets .........................................    $ (7,062,603)     $ 125,484,692
Net assets --
 At beginning of period ............................................................      24,181,451        340,060,234
                                                                                        ------------      -------------
 At end of period ..................................................................    $ 17,118,848      $ 465,544,926
                                                                                        ============      =============
Accumulated undistributed net investment income (loss) included in net
 assets at end of period ...........................................................    $     (4,129)     $     --
                                                                                        ============      =============


                                                                                                       World
                                                                                     Strategic         Asset
                                                                                      Income        Allocation
Increase (decrease) in net assets:                                                    Series*         Series
From operations --                                                                -------------- ----------------
 Net investment income ..........................................................   $  173,162     $  4,188,880
 Net realized gain on investments and foreign currency transactions .............        7,396          657,197
 Net unrealized gain (loss) on investments and foreign currency translation .....      (52,878)       2,216,838
                                                                                    ----------     ------------
  Increase in net assets from operations ........................................   $  127,680     $  7,062,915
                                                                                    ----------     ------------
Distributions declared to shareholders --
 From net investment income .....................................................   $   --         $ (4,297,027)
 From net realized gain on investments and foreign currency transactions ........       --           (5,162,478)
                                                                                  ------------     ------------
  Total distributions declared to shareholders ..................................   $   --         $ (9,459,505)
                                                                                  ------------     ------------
Net increase (decrease) in net assets from Series share transactions ............   $7,652,749     $  6,124,797
                                                                                  ------------     ------------
   Total increase (decrease) in net assets ......................................   $7,780,429     $  3,728,207
Net assets:
 At beginning of period .........................................................       --          122,912,404
                                                                                  ------------     ------------
 At end of period ...............................................................   $7,780,429     $126,640,611
                                                                                  ============     ============
Accumulated undistributed net investment income included in net assets at
 end of period ..................................................................   $  134,752     $  5,797,699
                                                                                  ============     ============



                                                                                                         World
                                                                                        World            Total
                                                                                     Governments        Return
Increase (decrease) in net assets:                                                     Series           Series
From operations --                                                                ---------------- ----------------
 Net investment income ..........................................................  $   4,822,969     $  2,124,421
 Net realized gain on investments and foreign currency transactions .............      5,130,598        5,296,675
 Net unrealized gain (loss) on investments and foreign currency translation .....      4,371,169        7,137,922
                                                                                   -------------     ------------
  Increase in net assets from operations ........................................  $  14,324,736     $ 14,559,018
                                                                                   -------------     ------------
Distributions declared to shareholders --
 From net investment income .....................................................  $  (1,288,659)    $ (1,714,056)
 From net realized gain on investments and foreign currency transactions ........        --            (2,223,292)
                                                                                   -------------     ------------
  Total distributions declared to shareholders ..................................  $  (1,288,659)    $ (3,937,348)
                                                                                   -------------     ------------
Net increase (decrease) in net assets from Series share transactions ............  $ (24,202,161)    $ 17,510,519
                                                                                   -------------     ------------
   Total increase (decrease) in net assets ......................................  $ (11,166,084)    $ 28,132,189
Net assets:
 At beginning of period .........................................................    110,386,091       71,823,193
                                                                                   -------------     ------------
 At end of period ...............................................................  $  99,220,007     $ 99,955,382
                                                                                   =============     ============
Accumulated undistributed net investment income included in net assets at
 end of period ..................................................................  $   5,602,338     $  2,423,583
                                                                                   =============     ============



                                                                                        Zero
                                                                                       Coupon
                                                                                       Series
Increase (decrease) in net assets:                                                 2000 Portfolio
From operations --                                                                ---------------
 Net investment income ..........................................................   $  206,642
 Net realized gain on investments and foreign currency transactions .............       19,426
 Net unrealized gain (loss) on investments and foreign currency translation .....       18,507
                                                                                    ----------
  Increase in net assets from operations ........................................   $  244,575
                                                                                    ----------
Distributions declared to shareholders --
 From net investment income .....................................................   $ (212,590)
 From net realized gain on investments and foreign currency transactions ........        --
                                                                                    ----------
  Total distributions declared to shareholders ..................................   $ (212,590)
                                                                                    ----------
Net increase (decrease) in net assets from Series share transactions ............   $ (172,594)
                                                                                    ----------
   Total increase (decrease) in net assets ......................................   $ (140,609)
Net assets:
 At beginning of period .........................................................    3,614,088
                                                                                    ----------
 At end of period ...............................................................   $3,473,479
                                                                                    ==========
Accumulated undistributed net investment income included in net assets at
 end of period ..................................................................   $  206,642
                                                                                    ==========

*For the period from the commencement of the Series' investment operations, May 6, 1998, through December 31, 1998.


                       See notes to financial statements

MFS/Sun Life Series Trust
Statements of Changes in Net Assets -- Year Ended December 31, 1997


                                                                                      Government           High
                                                                                      Securities          Yield
Increase (decrease) in net assets:                                                      Series            Series
From operations --                                                                ----------------- -----------------
 Net investment income ..........................................................   $  24,084,636     $  20,068,788
 Net realized gain (loss) on investments and foreign currency transactions ......      (1,758,853)        6,027,894
 Net unrealized gain (loss) on investments and foreign currency translation .....       9,256,148         2,792,621
                                                                                    -------------     -------------
  Increase (decrease) in net assets from operations .............................   $  31,581,931     $  28,889,303
                                                                                    -------------     -------------
Distributions declared to shareholders --
 From net investment income .....................................................   $ (25,293,515)    $ (15,079,993)
 From net realized gain on investments and foreign currency transactions ........         --                --
                                                                                    -------------     -------------
  Total distributions declared to shareholders ..................................   $ (25,293,515)    $ (15,079,993)
                                                                                    -------------     -------------
Net increase (decrease) in net assets from Series share transactions ............   $  (1,663,440)    $  64,899,424
                                                                                    -------------     -------------
   Total increase (decrease) in net assets ......................................   $   4,624,976     $  78,708,734
Net assets:
 At beginning of year ...........................................................     383,106,910       196,498,257
                                                                                    -------------     -------------
 At end of year .................................................................   $ 387,731,886     $ 275,206,991
                                                                                    =============     =============
Accumulated undistributed net investment income included in net assets at
 end of year ....................................................................   $  23,925,006     $  20,022,405
                                                                                    =============     =============



                                                                                                   MFS[RegTM]/Foreign
                                                                                   International       & Colonial
                                                                                     Growth and     Emerging Markets
Increase (decrease) in net assets:                                                 Income Series     Equity Series
From operations --                                                                --------------- -------------------
 Net investment income ..........................................................   $   546,178      $    237,924
 Net realized gain (loss) on investments and foreign currency transactions ......     1,166,181           289,612
 Net unrealized gain (loss) on investments and foreign currency translation .....     1,064,743        (1,318,521)
                                                                                    -----------      ------------
  Increase (decrease) in net assets from operations .............................   $ 2,777,102      $   (790,985)
                                                                                    -----------      ------------
Distributions declared to shareholders --
 From net investment income .....................................................   $  (423,484)     $     (7,806)
 From net realized gain on investments and foreign currency transactions ........       (95,794)            --
                                                                                    -----------      ------------
  Total distributions declared to shareholders ..................................   $  (519,278)     $     (7,806)
                                                                                    -----------      ------------
Net increase (decrease) in net assets from Series share transactions ............   $13,400,696      $ 21,708,805
                                                                                    -----------      ------------
   Total increase (decrease) in net assets ......................................   $15,658,520      $ 20,910,014
Net assets:
 At beginning of year ...........................................................    35,709,583         3,271,437
                                                                                    -----------      ------------
 At end of year .................................................................   $51,368,103      $ 24,181,451
                                                                                    ===========      ============
Accumulated undistributed net investment income included in net assets at
 end of year ....................................................................   $   273,651      $    302,110
                                                                                    ===========      ============



                                                                                        Money
                                                                                        Market
Increase (decrease) in net assets:                                                      Series
From operations --                                                                -----------------
 Net investment income ..........................................................   $  19,348,059
 Net realized gain (loss) on investments and foreign currency transactions ......         --
 Net unrealized gain (loss) on investments and foreign currency translation .....         --
                                                                                    -------------
  Increase (decrease) in net assets from operations .............................   $  19,348,059
                                                                                    -------------
Distributions declared to shareholders --
 From net investment income .....................................................   $ (19,348,059)
 From net realized gain on investments and foreign currency transactions ........         --
                                                                                    -------------
  Total distributions declared to shareholders ..................................   $ (19,348,059)
                                                                                    -------------
Net increase (decrease) in net assets from Series share transactions ............   $ (69,105,092)
                                                                                    -------------
   Total increase (decrease) in net assets ......................................   $ (69,105,092)
Net assets:
 At beginning of year ...........................................................     409,165,326
                                                                                    -------------
 At end of year .................................................................   $ 340,060,234
                                                                                    =============
Accumulated undistributed net investment income included in net assets at
 end of year ....................................................................   $     --
                                                                                    =============


                                                                                             World
                                                                                             Asset
                                                                                          Allocation
Increase (decrease) in net assets:                                                          Series
From operations --                                                                     ----------------
 Net investment income ...............................................................   $  3,224,007
 Net realized gain (loss) on investments and foreign currency transactions ...........      5,144,568
 Net unrealized gain (loss) on investments and foreign currency translation ..........      1,542,900
                                                                                         ------------
  Increase (decrease) in net assets from operations ..................................   $  9,911,475
                                                                                         ------------
Distributions declared to shareholders --
 From net investment income ..........................................................   $ (1,525,728)
 From net realized gain on investments and foreign currency transactions .............     (3,242,392)
 in excess of net realized gain on investments and foreign currency transactions .....        --
                                                                                         ------------
  Total distributions declared to shareholders .......................................   $ (4,768,120)
                                                                                         ------------
Net increase (decrease) in net assets from Series share transactions .................   $ 40,753,264
                                                                                         ------------
   Total increase (decrease) in net assets ...........................................   $ 45,896,619
Net assets:
 At beginning of year ................................................................     77,015,785
                                                                                         ------------
 At end of year ......................................................................   $122,912,404
                                                                                         ============
Accumulated undistributed net investment income included in net assets at
 end of year .........................................................................   $  3,346,657
                                                                                         ============



                                                                                                               World
                                                                                             World             Total
                                                                                          Governments         Return
Increase (decrease) in net assets:                                                           Series           Series
From operations --                                                                     ----------------- ----------------
 Net investment income ...............................................................   $   6,670,091     $  1,563,242
 Net realized gain (loss) on investments and foreign currency transactions ...........      (7,731,267)       1,730,289
 Net unrealized gain (loss) on investments and foreign currency translation ..........        (470,877)       3,963,137
                                                                                         -------------     ------------
  Increase (decrease) in net assets from operations ..................................   $  (1,532,053)    $  7,256,668
                                                                                         -------------     ------------
Distributions declared to shareholders --
 From net investment income ..........................................................   $  (4,315,610)    $   (657,055)
 From net realized gain on investments and foreign currency transactions .............        (632,661)        (624,021)
 in excess of net realized gain on investments and foreign currency transactions .....         (69,979)          --
                                                                                         -------------     ------------
  Total distributions declared to shareholders .......................................   $  (5,018,250)    $ (1,281,076)
                                                                                         -------------     ------------
Net increase (decrease) in net assets from Series share transactions .................   $ (24,828,038)    $ 28,209,709
                                                                                         -------------     ------------
   Total increase (decrease) in net assets ...........................................   $ (31,378,341)    $ 34,185,301
Net assets:
 At beginning of year ................................................................     141,764,432       37,637,892
                                                                                         -------------     ------------
 At end of year ......................................................................   $ 110,386,091     $ 71,823,193
                                                                                         =============     ============
Accumulated undistributed net investment income included in net assets at
 end of year .........................................................................   $     603,545     $  1,511,539
                                                                                         =============     ============



                                                                                             Zero
                                                                                            Coupon
                                                                                            Series
Increase (decrease) in net assets:                                                      Portfolio 2000
From operations --                                                                     ---------------
 Net investment income ...............................................................   $  212,609
 Net realized gain (loss) on investments and foreign currency transactions ...........       15,490
 Net unrealized gain (loss) on investments and foreign currency translation ..........       24,136
                                                                                         ----------
  Increase (decrease) in net assets from operations ..................................   $  252,235
                                                                                         ----------
Distributions declared to shareholders --
 From net investment income ..........................................................   $ (230,910)
 From net realized gain on investments and foreign currency transactions .............         --
 in excess of net realized gain on investments and foreign currency transactions .....         --
                                                                                         ----------
  Total distributions declared to shareholders .......................................   $ (230,910)
                                                                                         ----------
Net increase (decrease) in net assets from Series share transactions .................   $ (744,279)
                                                                                         ----------
   Total increase (decrease) in net assets ...........................................   $ (722,954)
Net assets:
 At beginning of year ................................................................    4,337,042
                                                                                         ----------
 At end of year ......................................................................   $3,614,088
                                                                                         ==========
Accumulated undistributed net investment income included in net assets at
 end of year .........................................................................   $  212,590
                                                                                         ==========

                       See notes to financial statements

MFS/Sun Life Series Trust
Financial Highlights


                                                                                           Bond Series
                                                                                      ---------------------
                                                                                           Period ended
                                                                                       December 31, 1998***
                                                                                      ---------------------
Per share data (for a share outstanding throughout the period):
Net asset value -- beginning of period ............................................       $   10.0000****
                                                                                          ------------
Income from investment operations# --
 Net investment income[sec] .......................................................       $    0.3306
 Net realized and unrealized gain on investments and foreign currency transactions             0.3591
                                                                                          ------------
   Total from investment operations ...............................................       $    0.6897
                                                                                          ------------
Net asset value -- end of period ..................................................       $   10.6897
                                                                                          ============
Total return++ ....................................................................             6.90%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .......................................................................             1.03%+
 Net investment income ............................................................             4.88%+
Portfolio turnover ................................................................              161%
Net assets at end of period (000 omitted) .........................................       $    19,595


                                                                             Government Securities Series
                                                                             ----------------------------
                                                                               Year Ended December 31,
                                                                             ---------------------------
                                                                                  1998          1997
                                                                             ------------- -------------
Per share data (for a share outstanding throughout each year):
Net asset value -- beginning of year .......................................   $ 13.0406     $ 12.8672
                                                                               ---------     ---------
Income from investment operations# --
 Net investment income .....................................................   $  0.7663     $  0.8109
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions .............................................................      0.3211        0.2490
                                                                               ---------     ---------
   Total from investment operations ........................................   $  1.0874     $  1.0599
                                                                               ---------     ---------
Less distributions declared to shareholders --
 From net investment income ................................................   $ (0.7334)    $ (0.8865)
 From net realized gain on investments and foreign currency transactions ...       --            --
                                                                               ---------     ---------
   Total distributions declared to shareholders ............................   $ (0.7334)    $ (0.8865)
                                                                               ---------     ---------
Net asset value -- end of year .............................................   $ 13.3946     $ 13.0406
                                                                               =========     =========
Total return++ .............................................................       8.70%         8.72%
Ratios (to average net assets)/Supplemental data:
 Expenses## ................................................................       0.62%         0.63%
 Net investment income .....................................................       5.82%         6.38%
Portfolio turnover .........................................................        107%          182%
Net assets at end of year (000 omitted) ....................................   $ 457,474     $ 387,732



                                                                                     Government Securities Series
                                                                             --------------------------------------------
                                                                                       Year Ended December 31,
                                                                             --------------------------------------------
                                                                                  1996          1995           1994
                                                                             ------------- ------------- ----------------
Per share data (for a share outstanding throughout each year):
Net asset value -- beginning of year .......................................   $ 13.3900     $ 12.1219      $ 13.0951
                                                                               ---------     ---------      ---------
Income from investment operations# --
 Net investment income .....................................................   $  0.8445     $  0.8311      $  0.6366
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions .............................................................    ( 0.6620)       1.2183      ( 0.9238)
                                                                               ---------     ---------      ---------
   Total from investment operations ........................................   $  0.1825     $  2.0494      $ (0.2872)
                                                                               ---------     ---------      ---------
Less distributions declared to shareholders --
 From net investment income ................................................   $ (0.7053)    $ (0.7813)     $ (0.4959)
 From net realized gain on investments and foreign currency transactions ...       --            --           (0.1901)
                                                                               ---------     ---------      ---------
   Total distributions declared to shareholders ............................   $ (0.7053)    $ (0.7813)     $ (0.6860)
                                                                               ---------     ---------      ---------
Net asset value -- end of year .............................................   $ 12.8672     $ 13.3900      $ 12.1219
                                                                               =========     =========      =========
Total return++ .............................................................       1.65%        17.66%        (2.21)%
Ratios (to average net assets)/Supplemental data:
 Expenses## ................................................................       0.63%         0.63%          0.62%
 Net investment income .....................................................       6.60%         6.59%          6.01%
Portfolio turnover .........................................................         57%           80%            90%
Net assets at end of year (000 omitted) ....................................   $ 383,107     $ 368,848      $347,150


                                                                                   High Yield Series
                                                                             -----------------------------
                                                                                Year Ended December 31,
                                                                             -----------------------------
                                                                                  1998           1997
                                                                             -------------- --------------
Per share data (for a share outstanding throughout each year):
Net asset value -- beginning of year .......................................   $  9.7108      $  9.2131
                                                                               ---------      ---------
Income from investment operations# --
 Net investment income .....................................................   $  0.8380      $  0.8206
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions .............................................................     (0.7526)        0.3319
                                                                               ---------      ---------
   Total from investment operations ........................................   $  0.0854      $  1.1525
                                                                               ---------      ---------
Less distributions from net investment income ..............................   $ (0.6327)     $ (0.6548)
                                                                               ---------      ---------
Net asset value -- end of year .............................................   $  9.1635      $  9.7108
                                                                               =========      =========
Total return++ .............................................................       0.58%         13.24%
Ratios (to average net assets)/Supplemental data:
 Expenses## ................................................................       0.82%          0.84%
 Net investment income .....................................................       8.78%          8.70%
Portfolio turnover .........................................................        135%           130%
Net assets at end of year (000 omitted) ....................................   $ 326,232      $ 275,207



                                                                                           High Yield Series
                                                                             ----------------------------------------------
                                                                                        Year Ended December 31,
                                                                             ----------------------------------------------
                                                                                  1996           1995            1994
                                                                             -------------- -------------- ----------------
Per share data (for a share outstanding throughout each year):
Net asset value -- beginning of year .......................................   $  8.9222      $  8.1860       $ 9.1120
                                                                               ---------      ---------       ---------
Income from investment operations# --
 Net investment income .....................................................   $  0.8012      $  0.7891       $ 0.8226
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions .............................................................      0.2131         0.5494        (1.0387)
                                                                               ---------      ---------       ---------
   Total from investment operations ........................................   $  1.0143      $  1.3385       $(0.2161)
                                                                               ---------      ---------       ---------
Less distributions from net investment income ..............................   $ (0.7234)     $ (0.6023)      $(0.7099)
                                                                               ---------      ---------       ---------
Net asset value -- end of year .............................................   $  9.2131      $  8.9222       $ 8.1860
                                                                               =========      =========       =========
Total return++ .............................................................      12.12%         16.93%        (2.16)%
Ratios (to average net assets)/Supplemental data:
 Expenses## ................................................................       0.84%          0.87%          0.86%
 Net investment income .....................................................       9.01%          9.17%          8.94%
Portfolio turnover .........................................................         88%            66%            82%
Net assets at end of year (000 omitted) ....................................   $ 196,498      $ 153,800       $102,194

    +Annualized.
   ++Not annualized.
  ***For the period from the commencement of the Series' investment operations,
     May 6, 1998, through December 31, 1998.
 ****Net asset value on date of commencement of operations.
    #Per share data are based on average shares outstanding.
   ##Each of the Series' has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, Series' expenses are calculated without reduction for this expense offset arrangement.
   ++The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
[sec]The investment adviser voluntarily waived all or a portion of its advisory fee for the Bond Series for the period indicated. If these fees had been incurred by the Series, the net investment income per share and the ratios would have been:

                                         Bond Series
                                           Period
                                            ended
                                      December 31, 1998
                                     ------------------
  Net investment income ..........       $  0.3282
  Ratios (to average net assets):
   Expenses## ....................           1.07%+
   Net investment income .........           4.84%+

                       See notes to financial statements

MFS/Sun Life Series Trust
Financial Highlights -- continued


                                                                                            International Growth and
                                                                                                  Income Series
                                                                                    -----------------------------------------
                                                                                             Year Ended December 31,
                                                                                    -----------------------------------------
                                                                                         1998          1997          1996
                                                                                    ------------- ------------- -------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period ............................................   $ 11.1722     $ 10.6247    $  10.1282
                                                                                      ---------     ---------    ----------
Income from investment operations# --
 Net investment income[sec] .......................................................   $  0.0983     $  0.1356    $   0.2326
 Net realized and unrealized gain on investments and foreign currency transactions       2.3104        0.5497        0.2639
                                                                                      ---------     ---------    ----------
   Total from investment operations ...............................................   $  2.4087     $  0.6853    $   0.4965
                                                                                      ---------     ---------    ----------
Less distributions declared to shareholders --
 From net investment income .......................................................   $ (0.1160)    $ (0.1124)   $   --

 From net realized gain on investments and foreign currency transactions ..........    ( 0.2795)     ( 0.0254)       --
                                                                                      ---------     ---------    ----------
  Total distributions declared to shareholders ....................................   $ (0.3955)    $ (0.1378)   $   --
                                                                                      ---------     ---------
                                                                                                                 ----------
Net asset value -- end of period ..................................................   $ 13.1854     $ 11.1722    $  10.6247
                                                                                      =========     =========    ==========
Total return++ ....................................................................      21.68%         6.53%         4.84%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .......................................................................       1.16%         1.22%         0.97%
 Net investment income ............................................................       0.79%         1.24%         2.21%
Portfolio turnover ................................................................         54%          194%           51%
Net assets at end of period (000 omitted) .........................................   $  75,410     $  51,368    $   35,710



                                                                                    International Growth
                                                                                             and
                                                                                       Income Series
                                                                                    --------------------
                                                                                        Period Ended
                                                                                     December 31, 1995**
                                                                                    --------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period ............................................    $    10.0000****
                                                                                       ------------
Income from investment operations# --
 Net investment income[sec] .......................................................    $     0.0295
 Net realized and unrealized gain on investments and foreign currency transactions           0.0987
                                                                                       ------------
   Total from investment operations ...............................................    $     0.1282
                                                                                       ------------
Less distributions declared to shareholders --
 From net investment income .......................................................    $    --
 From net realized gain on investments and foreign currency transactions ..........         --
                                                                                       ------------
  Total distributions declared to shareholders ....................................    $    --
                                                                                       ------------
Net asset value -- end of period ..................................................    $    10.1282
                                                                                       ============
Total return++ ....................................................................           1.30%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .......................................................................           1.50%+
 Net investment income ............................................................           1.64%+
Portfolio turnover ................................................................         --
Net assets at end of period (000 omitted) .........................................    $      7,179


                                                                                           MFS[RegTM]/Foreign & Colonial
                                                                                                 Emerging Markets
                                                                                                   Equity Series
                                                                                           -----------------------------
                                                                                              Year Ended December 31,
                                                                                           -----------------------------
                                                                                                 1998           1997
                                                                                           --------------- -------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period ...................................................  $   11.0359      $ 10.0013
                                                                                            -----------      ---------
Income from investment operations# --
 Net investment income[sec] ..............................................................  $    0.0934      $  0.1638
 Net realized and unrealized gain (loss) on investments and foreign currency transactions       (3.2974)        0.8773
                                                                                            -----------      ---------
   Total from investment operations ......................................................  $   (3.2040)     $  1.0411
                                                                                            -----------      ---------
Less distributions declared to shareholders --
 From net investment income ..............................................................  $   (0.1362)     $ (0.0065)
 From net realized gain on investments and foreign currency transactions .................      (0.0967)         --
 In excess of net realized gain on investments and foreign currency transactions .........      (0.0517)         --
 From paid-in capital ....................................................................      (0.0571)         --
                                                                                            -----------      ---------
  Total distributions declared to shareholders ...........................................  $   (0.3417)     $ (0.0065)
                                                                                            -----------      ---------
Net asset value -- end of period .........................................................  $    7.4902      $ 11.0359
                                                                                            ===========      =========
Total return++ ...........................................................................      (29.98)%        10.46%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## ..............................................................................        1.59%          1.07%
 Net investment income ...................................................................        1.03%          1.38%
Portfolio turnover .......................................................................          92%            69%
Net assets at end of period (000 omitted) ................................................   $   17,119      $  24,181



                                                                                           MFS[RegTM]/Foreign &
                                                                                                 Colonial
                                                                                            Emerging Markets
                                                                                              Equity Series
                                                                                           -------------------
                                                                                               Period Ended
                                                                                            December 31, 1996*
                                                                                           -------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period ...................................................    $    10.0000****
                                                                                              ------------
Income from investment operations# --
 Net investment income[sec] ..............................................................    $     0.0706
 Net realized and unrealized gain (loss) on investments and foreign currency transactions         ( 0.0693)
                                                                                              ------------
   Total from investment operations ......................................................    $    0.0013
                                                                                              ------------
Less distributions declared to shareholders --
 From net investment income ..............................................................    $     --
 From net realized gain on investments and foreign currency transactions .................          --
 In excess of net realized gain on investments and foreign currency transactions .........          --
 From paid-in capital ....................................................................          --
                                                                                              ------------
  Total distributions declared to shareholders ...........................................    $     --
                                                                                              ------------
Net asset value -- end of period .........................................................    $    10.0013
                                                                                              ============
Total return++ ...........................................................................           0.00%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## ..............................................................................           1.55%+
 Net investment income ...................................................................           0.77%+
Portfolio turnover .......................................................................              4%
Net assets at end of period (000 omitted) ................................................    $      3,271

    +Annualized.
   ++Not annualized.
    *For the period from the commencement of the Series' investment operations,
     June 5, 1996, through December 31, 1996.
   **For the period from the commencement of the Series' investment operations,
     October 2, 1995, through December 31, 1995.
 ****Net asset value on date of commencement of operations.
    #Per share data are based on average shares outstanding.
   ##Each of the Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent. The Series' expenses are calculated without reduction for this expense offset arrangement.
   ++The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
[sec]The investment adviser voluntarily waived all or a portion of its advisory fee for the International Growth and Income Series and MFS[RegTM]/Foreign & Colonial Emerging Markets Equity Series for the periods indicated. If these fees had been incurred by the Series, the net investment income (loss) per share and the ratios would have been:




                                                 International Growth                 MFS[RegTM]/Foreign & Colonial
                                                   and Income Series                 Emerging Markets Equity Series
                                       ----------------------------------------- ---------------------------------------
                                            Year ended          Period ended          Year ended         Period ended
                                        December 31, 1996   December 31, 1995**   December 31, 1997   December 31, 1996*
                                       ------------------- --------------------- ------------------- -------------------
Net investment income (loss) .........      $ 0.2101            $  0.0119             $ 0.1552           $  (0.0975)
Ratios (to average net assets):
 Expenses## ..........................       1.16%                  2.48%+               1.55%                3.38%+
 Net investment income ...............       2.02%                  0.66%+               0.90%               (1.12)%+

                       See notes to financial statements

MFS/Sun Life Series Trust
Financial Highlights -- continued


                                                                    Money Market Series
                                                               -----------------------------
                                                                  Year Ended December 31,
                                                               -----------------------------
                                                                    1998           1997
                                                               -------------- --------------
Per share data (for a share outstanding throughout each year):
Net asset value -- beginning of year .........................   $  1.0000      $  1.0000
                                                                 ---------      ---------
Income from investment operations# -- ........................   $  0.0494      $  0.0495
                                                                 ---------      ---------
Less distributions from net investment income ................   $ (0.0494)     $ (0.0495)
                                                                 ---------      ---------
Net asset value -- end of year ...............................   $  1.0000      $  1.0000
                                                                 =========      =========
Total return++ ...............................................       5.02%          5.06%
Ratios (to average net assets)/Supplemental data:
 Expenses## ..................................................       0.56%          0.57%
 Net investment income .......................................       4.94%          4.94%
Net assets at end of year (000 omitted) ......................   $ 465,545      $ 340,060



                                                                           Money Market Series
                                                               --------------------------------------------
                                                                         Year Ended December 31,
                                                               --------------------------------------------
                                                                    1996           1995           1994
                                                               -------------- -------------- --------------
Per share data (for a share outstanding throughout each year):
Net asset value -- beginning of year .........................   $  1.0000      $  1.0000      $  1.0000
                                                                 ---------      ---------      ---------
Income from investment operations# -- ........................   $  0.0483      $  0.0520      $  0.0363
                                                                 ---------      ---------      ---------
Less distributions from net investment income ................   $ (0.0483)     $ (0.0520)     $ (0.0363)
                                                                 ---------      ---------      ---------
Net asset value -- end of year ...............................   $  1.0000      $  1.0000      $  1.0000
                                                                 =========      =========      =========
Total return++ ...............................................       4.95%          5.44%          3.69%
Ratios (to average net assets)/Supplemental data:
 Expenses## ..................................................       0.56%          0.59%          0.58%
 Net investment income .......................................       4.82%          5.30%          3.74%
Net assets at end of year (000 omitted) ......................   $ 409,165      $ 282,754      $ 252,175


                                                                                            Strategic Income Series
                                                                                           ------------------------
                                                                                                 Period ended
                                                                                             December 31, 1998***
                                                                                           ------------------------
Per share data (for a share outstanding throughout the period):
Net asset value -- beginning of period ...................................................      $    10.0000****
                                                                                                ------------
Income from investment operations# --
 Net investment income[sec] ..............................................................      $     0.4206
 Net realized and unrealized gain (loss) on investments and foreign currency transactions            (0.3767)
                                                                                                ------------
  Total from investment operations .......................................................      $     0.0439
                                                                                                ------------
Net asset value -- end of period .........................................................      $    10.0439
                                                                                                ============
Total return++ ...........................................................................              0.40%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## ..............................................................................              1.29%+
 Net investment income ...................................................................              6.52%+
Portfolio turnover .......................................................................               182%
Net assets at end of period (000 omitted) ................................................      $      7,780


                                                                                      World Asset Allocation
                                                                                              Series
                                                                                    ---------------------------
                                                                                      Year Ended December 31,
                                                                                    ---------------------------
                                                                                         1998          1997
                                                                                    ------------- -------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period ............................................   $ 14.5377     $ 13.7794
                                                                                      ---------     ---------
Income from investment operations# --
 Net investment income[sec] .......................................................   $  0.4686     $  0.4412
 Net realized and unrealized gain on investments and foreign currency transactions       0.5338        1.0178
                                                                                      ---------     ---------
   Total from investment operations ...............................................   $  1.0024     $  1.4590
                                                                                      ---------     ---------
Less distributions declared to shareholders --
 From net investment income .......................................................   $ (0.4975)    $ (0.2242)
 From net realized gain on investments and foreign currency transactions ..........    ( 0.5977)     ( 0.4765)
                                                                                      ---------     ---------
   Total distributions declared to shareholders ...................................   $ (1.0952)    $ (0.7007)
                                                                                      ---------     ---------
Net asset value -- end of period ..................................................   $ 14.4449     $ 14.5377
                                                                                      =========     =========
Total return++ ....................................................................       6.60%        10.87%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .......................................................................       0.90%         0.92%
 Net investment income ............................................................       3.21%         3.06%
Portfolio turnover ................................................................        163%          162%
Net assets at end of period (000 omitted) .........................................   $ 126,641     $ 122,912



                                                                                    World Asset Allocation Series
                                                                                    -----------------------------
                                                                                      Year Ended December 31,
                                                                                    ---------------------------
                                                                                         1996          1995
                                                                                    ------------- -------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period ............................................   $ 12.2250     $ 10.0579
                                                                                      ---------     ---------
Income from investment operations# --
 Net investment income[sec] .......................................................   $  0.3731     $  0.4205
 Net realized and unrealized gain on investments and foreign currency transactions       1.5563        1.7540
                                                                                      ---------     ---------
   Total from investment operations ...............................................   $  1.9294     $  2.1745
                                                                                      ---------     ---------
Less distributions declared to shareholders --
 From net investment income .......................................................   $ (0.1300)    $ (0.0074)
 From net realized gain on investments and foreign currency transactions ..........    ( 0.2450)           --
                                                                                      ---------     ---------
   Total distributions declared to shareholders ...................................   $ (0.3750)    $ (0.0074)
                                                                                      ---------     ---------
Net asset value -- end of period ..................................................   $ 13.7794     $ 12.2250
                                                                                      =========     =========
Total return++ ....................................................................      16.04%        21.56%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .......................................................................       0.94%         0.67%
 Net investment income ............................................................       2.84%         3.70%
Portfolio turnover ................................................................        154%          146%
Net assets at end of period (000 omitted) .........................................   $  77,016     $  25,863



                                                                                        World Asset
                                                                                      Allocation Series
                                                                                    --------------------
                                                                                        Period Ended
                                                                                     December 31, 1994**
                                                                                    --------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period ............................................    $    10.0000****
                                                                                       ------------
Income from investment operations# --
 Net investment income[sec] .......................................................    $     0.0220
 Net realized and unrealized gain on investments and foreign currency transactions           0.0359
                                                                                       ------------
   Total from investment operations ...............................................    $     0.0579
                                                                                       ------------
Less distributions declared to shareholders --
 From net investment income .......................................................    $    --
 From net realized gain on investments and foreign currency transactions ..........         --
                                                                                       ------------
   Total distributions declared to shareholders ...................................    $    --
                                                                                       ------------
Net asset value -- end of period ..................................................    $   10.0579
                                                                                       ============
Total return++ ....................................................................           0.60%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .......................................................................           1.50%+
 Net investment income ............................................................           3.13%+
Portfolio turnover ................................................................              2%
Net assets at end of period (000 omitted) .........................................    $      3,003


    +Annualized.
   ++Not annualized.
   **For the period from the commencement of the Series' investment operations,
     November 7, 1994, through December 31, 1994.
  ***For the period from the commencement of the Series' investment operations,
     May 6, 1998, through December 31, 1998.
 ****Net asset value on date of commencement of operations.
    #Per share data are based on average shares outstanding.
   ##Each of the Series' has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Series' expenses are calculated without reduction for this expense offset arrangement.
   ++The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

[sec]The investment adviser voluntarily waived all or a portion of its advisory fee for the Strategic Income Series and World Asset Allocation Series for the periods indicated. If these fees had been incurred by the Series, the net investment income per share and the ratios would have been:



                                  Strategic Income Series       World Asset Allocation Series
                                 ------------------------- ----------------------------------------
                                        Period Ended            Year Ended         Period Ended
                                    December 31, 1998***    December 31, 1995   December 31, 1994**
                                 ------------------------- ------------------- --------------------
Net investment income ..........        $  0.4122               $ 0.3716            $  0.0041
Ratios (to average net assets):
 Expenses## ....................            1.42%+                 1.11%                4.05%+
 Net investment income .........            6.41%+                 3.27%                0.58%+

                       See notes to financial statements

MFS/Sun Life Series Trust
Financial Highlights -- continued


                                                                                    World Governments Series
                                                                                 ------------------------------
                                                                                    Year Ended December 31,
                                                                                 ------------------------------
                                                                                      1998           1997
                                                                                 ------------- ----------------
Per share data (for a share outstanding throughout each year):
Net asset value -- beginning of year ...........................................   $ 10.7247      $ 11.2582
                                                                                   ---------      ---------
Income from investment operations# --
 Net investment income .........................................................   $  0.5302      $  0.5770
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions .................................................................      1.1118        (0.6754)
                                                                                   ---------      ---------
   Total from investment operations ............................................   $  1.6420      $ (0.0984)
                                                                                   ---------      ---------
Less distributions declared to shareholders --
 From net investment income ....................................................   $ (0.1396)     $ (0.3742)
 From net realized gain on investments and foreign currency transactions .......       --           (0.0548)
 In excess of net realized gain on investments and foreign currency transactions       --           (0.0061)
                                                                                   ---------      ---------
   Total distributions declared to shareholders ................................   $ (0.1396)     $ (0.4351)
                                                                                   ---------      ---------
Net asset value -- end of year .................................................   $ 12.2271      $ 10.7247
                                                                                   =========      =========
Total return++ .................................................................      15.46%        (0.76)%
Ratios (to average net assets)/Supplemental data:
 Expenses## ....................................................................       0.88%          0.91%
 Net investment income .........................................................       4.75%          5.43%
Portfolio turnover .............................................................        315%           344%
Net assets at end of year (000 omitted) ........................................   $  99,220       $110,386



                                                                                           World Governments Series
                                                                                 --------------------------------------------
                                                                                           Year Ended December 31,
                                                                                 --------------------------------------------
                                                                                      1996          1995           1994
                                                                                 ------------- ------------- ----------------
Per share data (for a share outstanding throughout each year):
Net asset value -- beginning of year ...........................................   $12.4866       $11.3769       $ 13.0212
                                                                                   --------       --------       ---------
Income from investment operations# --
 Net investment income .........................................................   $ 0.6882       $ 0.8031       $  0.6095
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions .................................................................    (0.2081)        0.9511         (1.2295)
                                                                                   --------       --------       ---------
   Total from investment operations ............................................   $ 0.4801       $ 1.7542       $ (0.6200)
                                                                                   --------       --------       ---------
Less distributions declared to shareholders --
 From net investment income ....................................................   $(1.7085)      $(0.0058)      $ (0.8823)
 From net realized gain on investments and foreign currency transactions .......      --           (0.6387)        (0.1420)
 In excess of net realized gain on investments and foreign currency transactions      --              --             --
                                                                                   --------       --------       ---------
   Total distributions declared to shareholders ................................   $(1.7085)      $(0.6445)      $ (1.0243)
                                                                                   --------       --------       ---------
Net asset value -- end of year .................................................   $11.2582       $12.4866       $ 11.3769
                                                                                   ========       ========       =========
Total return++ .................................................................      4.66%         15.69%         (4.46)%
Ratios (to average net assets)/Supplemental data:
 Expenses## ....................................................................      0.90%          0.89%           0.90%
 Net investment income .........................................................      6.00%          6.67%           6.06%
Portfolio turnover .............................................................       390%           329%            269%
Net assets at end of year (000 omitted) ........................................   $141,764       $152,487        $139,155

    #Per share data are based on average shares outstanding.
   ##Each of the Series' has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Series' expenses are calculated without reduction for this expense offset arrangement.
   ++The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.).
     Inclusion of these charges would reduce the total return figures for all periods shown.


                       See notes to financial statements

MFS/Sun Life Series Trust
Financial Highlights -- continued


                                                                                     World Total Return Series
                                                                                    ---------------------------
                                                                                      Year Ended December 31,
                                                                                    ---------------------------
                                                                                         1998          1997
                                                                                    ------------- -------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period ............................................   $ 14.6971     $ 13.2657
                                                                                      ---------     ---------
Income from investment operations# --
 Net investment income[sec] .......................................................   $  0.3813     $  0.3979
 Net realized and unrealized gain on investments and foreign currency transactions       2.2629        1.3759
                                                                                      ---------     ---------
   Total from investment operations ...............................................   $  2.6442     $  1.7738
                                                                                      ---------     ---------
Less distributions declared to shareholders --
 From net investment income .......................................................   $ (0.3201)    $ (0.1756)
 From net realized gain on investments and foreign currency transactions ..........    ( 0.4152)     ( 0.1668)
                                                                                      ---------     ---------
  Total distributions declared to shareholders ....................................   $ (0.7353)    $ (0.3424)
                                                                                      ---------     ---------
Net asset value -- end of period ..................................................   $ 16.6060     $ 14.6971
                                                                                      =========     =========
Total return++ ....................................................................      18.37%        13.61%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .......................................................................       0.93%         1.04%
 Net investment income ............................................................       2.44%         2.85%
Portfolio turnover ................................................................        141%          171%
Net assets at end of period (000 omitted) .........................................   $  99,955     $  71,823



                                                                                     World Total Return Series
                                                                                    ----------------------------
                                                                                      Year Ended December 31,
                                                                                    ---------------------------
                                                                                         1996          1995
                                                                                    ------------- -------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period ............................................   $ 11.8346     $ 10.0405
                                                                                      ---------     ---------
Income from investment operations# --
 Net investment income[sec] .......................................................   $  0.4131     $  0.4437
 Net realized and unrealized gain on investments and foreign currency transactions       1.2480        1.3564
                                                                                      ---------     ---------
   Total from investment operations ...............................................   $  1.6611     $  1.8001
                                                                                      ---------     ---------
Less distributions declared to shareholders --
 From net investment income .......................................................   $ (0.2300)    $ (0.0060)
 From net realized gain on investments and foreign currency transactions ..........       --            --
                                                                                      ---------     ---------
  Total distributions declared to shareholders ....................................   $ (0.2300)    $ (0.0060)
                                                                                      ---------     ---------
Net asset value -- end of period ..................................................   $ 13.2657     $ 11.8346
                                                                                      =========     =========
Total return++ ....................................................................      14.33%        17.89%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .......................................................................       0.96%         0.77%
 Net investment income ............................................................       3.33%         4.01%
Portfolio turnover ................................................................        148%          146%
Net assets at end of period (000 omitted) .........................................   $  37,638     $  13,786



                                                                                     World Total Return
                                                                                           Series
                                                                                    --------------------
                                                                                        Period Ended
                                                                                     December 31, 1994**
                                                                                    --------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period ............................................    $    10.0000****
                                                                                       ------------
Income from investment operations# --
 Net investment income[sec] .......................................................    $     0.0247
 Net realized and unrealized gain on investments and foreign currency transactions           0.0158
                                                                                       ------------
   Total from investment operations ...............................................    $    0.0405
                                                                                       ------------
Less distributions declared to shareholders --
 From net investment income .......................................................    $     --
 From net realized gain on investments and foreign currency transactions ..........          --
                                                                                       ------------
  Total distributions declared to shareholders ....................................    $     --
                                                                                       ------------
Net asset value -- end of period ..................................................    $    10.0405
                                                                                       ============
Total return++ ....................................................................           0.40%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .......................................................................           1.50%+
 Net investment income ............................................................           3.31%+
Portfolio turnover ................................................................              1%
Net assets at end of period (000 omitted) .........................................    $      1,384


    +Annualized.
   ++Not annualized.
   **For the period from the commencement of the Series' investment operations,
     November 7, 1994, through December 31, 1994.
 ****Net asset value on date of commencement of operations.
    #Per share data are based on average shares outstanding.
   ##Each of the Series' has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Series' expenses are calculated without reduction for this expense offset arrangement.
   ++The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
[sec]The investment adviser voluntarily waived all or a portion of its advisory fee for the World Total Return Series for the periods indicated. If these fees had been incurred by the Series, the net investment income (loss) per share and the ratios would have been:



                                              Year Ended           Period Ended
                                          December 31, 1995     December 31, 1994**
                                         -------------------   --------------------
Net investment income (loss) .........        $  0.3972            $  (0.0405)
Ratios (to average net assets):
 Expenses## ..........................            1.19%                 6.93%+
 Net investment income ...............            3.59%                (2.12)%+

                       See notes to financial statements

MFS/Sun Life Series Trust
Financial Highlights -- continued


                                                                             Zero Coupon Series, Portfolio
                                                                                         2000
                                                                             -----------------------------
                                                                                Year Ended December 31,
                                                                             -----------------------------
                                                                                  1998           1997
                                                                             -------------- --------------
Per share data (for a share outstanding throughout each year):
Net asset value -- beginning of year .......................................   $  8.9096      $  8.8822
                                                                               ---------      ---------
Income from investment operations# --
 Net investment income[sec] ................................................   $  0.5225      $  0.4949
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions .............................................................      0.0960         0.0896
                                                                               ---------      ---------
   Total from investment operations ........................................   $  0.6185      $  0.5845
                                                                               ---------      ---------
Less distributions --
 From net investment income ................................................   $ (0.5589)     $ (0.5571)
 From net realized gain on investments .....................................       --             --
                                                                               ---------      ---------
   Total distributions .....................................................   $ (0.5589)     $ (0.5571)
                                                                               ---------      ---------
Net asset value -- end of year .............................................   $  8.9692      $  8.9096
                                                                               =========      =========
Total return++ .............................................................       7.28%          6.98%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## ................................................................       0.53%          0.54%
 Net investment income .....................................................       5.88%          5.71%
Portfolio turnover .........................................................          0%             0%
Net assets at end of year (000 omitted) ....................................   $   3,473      $   3,614



                                                                                   Zero Coupon Series, Portfolio 2000
                                                                             ----------------------------------------------
                                                                                        Year Ended December 31,
                                                                             ----------------------------------------------
                                                                                  1996           1995            1994
                                                                             -------------- -------------- ----------------
Per share data (for a share outstanding throughout each year):
Net asset value -- beginning of year .......................................   $  9.0619      $  7.9573       $ 11.1167
                                                                               ---------      ---------       ---------
Income from investment operations# --
 Net investment income[sec] ................................................   $  0.2094      $  0.4340       $  0.3807
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions .............................................................     (0.0528)        1.1038        (1.1094)
                                                                               ---------      ---------       ---------
   Total from investment operations ........................................   $  0.1566      $  1.5378       $ (0.7287)
                                                                               ---------      ---------       ---------
Less distributions --
 From net investment income ................................................   $ (0.3363)     $ (0.4332)      $ (0.6250)
 From net realized gain on investments .....................................       --             --            (1.8057)
                                                                               ---------      ---------       ---------
   Total distributions .....................................................   $ (0.3363)     $ (0.4332)      $ (2.4307)
                                                                               ---------      ---------       ---------
Net asset value -- end of year .............................................   $  8.8822      $  9.0619       $  7.9573
                                                                               =========      =========       =========
Total return++ .............................................................       1.91%         19.88%          (6.99)%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## ................................................................       0.53%          0.52%           0.53%
 Net investment income .....................................................       5.23%          5.18%           4.95%
Portfolio turnover .........................................................          2%            27%             12%
Net assets at end of year (000 omitted) ....................................   $   4,337      $   4,616       $   3,280


    #Per share data are based on average shares outstanding.
   ##Each of the Series' has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Series' expenses are calculated without reduction for this expense offset arrangement.
   ++The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
[sec]The investment adviser voluntarily agreed to maintain expenses of the Zero Coupon Series, Portfolio 2000 at not more than 0.50% of average daily net assets for the periods indicated. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:



                                       Year Ended            Year Ended            Year Ended
                                    December 31, 1998     December 31, 1997     December 31, 1996
                                    -----------------     -----------------     -----------------
Net investment income ..........        $ 0.4879              $ 0.4728              $ 0.2045
Ratios (to average net assets):
 Expenses## ....................           0.92%                 0.80%                 0.62%
 Net investment income .........           5.49%                 5.38%                 5.08%

                       See notes to financial statements

MFS/Sun Life Series Trust
Notes to Financial Statements

(1) Organization
The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company consisting of twenty-six separate Series (the Series) of shares: Bond Series*, Capital Appreciation Series, Capital Opportunities Series (formerly Value Series), Conservative Growth Series, Emerging Growth Series, Equity Income Series, Government Securities Series*, High Yield Series*, International Growth Series, International Growth and Income Series*, Managed Sectors Series, MFS[RegTM]/Foreign & Colonial Emerging Markets Equity Series*, Money Market Series*, Massachusetts Investors Growth Stock Series, New Discovery Series, Research Series, Research Growth and Income Series, Research International Series, Strategic Income Series*, Total Return Series, Utilities Series, World Asset Allocation(SM) Series*, World Governments Series*, World Growth Series, World Total Return Series*, and Zero Coupon Series, Portfolio 2000*. The High Yield Series, Managed Sector Series, Strategic Income Series, Utilities Series, World Asset Allocation(SM) Series, World Governments Series, World Growth Series, and World Total Return Series are nondiversified as that term is defined in the Investment Company Act of 1940, as amended. The shares of each Series are sold only to variable accounts established by Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York to fund benefits under variable annuity contracts issued by such companies.

The Series' denoted with an asterisk above are included within these financial statements.


(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Money market instruments are valued at amortized cost, which the Trustees have determined in good faith approximates fair value. The Trust's use of amortized cost is subject to the Trust's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - Certain Series of the Trust may enter into repurchase agreements with institutions that the Trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Such Series require that the collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Trust to obtain those securities in the event of a default under the repurchase agreement. The investment advisor monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Series under each such repurchase agreement. Certain Series of the Trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - Certain Series of the Trust may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Series realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Series. The Series, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Series' management on the direction of interest rates.

Futures Contracts - Certain Series of the Trust may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Series is required to deposit with the broker, either in cash or securi-ties an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Series each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Series. The Series' investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the Series' relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging may be made when the Series has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the Series may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - Certain Series of the Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series will enter into forward contracts for hedging purposes as well as for nonhedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For nonhedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contractual settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements - Certain Series of the Trust may enter into swap agreements. A swap is an exchange of cash payments between a Series and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Series uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Series may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Series may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discounts are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The High Yield Series can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities, and tend to be more sensitive to economic conditions.

Certain Series of the Trust use the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally nonrecurring or incurred to protect or enhance the value of high-yield debt securities, are reported as an addition to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - Each Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series' file tax returns annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax returns. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable, are recorded as a reduction of investment income.

The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. For the year ended December 31, 1998, MFS/Foreign & Colonial Emerging Markets Equity Series had a tax return of capital of $126,919.

For the year ended December 31, 1998, the following amounts were reclassified due to permanent differences between book and tax accounting for currency transactions and paydown securities. These changes had no effect on the net assets or net asset value per share.

                                                                                                             MFS/Foreign
                                                                                                              & Colonial
                                                                                            International      Emerging
                                                   Bond        Government      High Yield     Growth and       Markets
                                                  Series   Securities Series     Series         Income      Equity Series
                                                --------- ------------------- ------------ --------------- ---------------
Increase (decrease):
Paid-in capital ...............................  $  --        $   733,269      $    --       $    --         $    --
Accumulated undistributed net realized gain on
 investments and foreign currency transactions       736           86,333         (34,984)      (310,043)        219,203
Accumulated undistributed net investment income     (736)        (819,602)         34,984        310,043        (219,203)



                                                  Money                    World Asset        World          World
                                                 Market     Strategic       Allocation     Governments       Total
                                                 Series   Income Series       Series          Series         Return
                                                -------- --------------- --------------- --------------- -------------
Increase (decrease):
Paid-in capital ...............................    $--        $   --     $          --       $    --         $    --
Accumulated undistributed net realized gain on
 investments and foreign currency transactions      --         38,410        (2,559,189)     (1,464,483)     (501,679)
Accumulated undistributed net investment income     --        (38,410)        2,559,189       1,464,483       501,679



                                                    Zero
                                                   Coupon
                                                   Series,
                                                  Portfolio
                                                    2000
                                                ------------
Increase (decrease):
Paid-in capital ...............................  $   --
Accumulated undistributed net realized gain on
 investments and foreign currency transactions       --
Accumulated undistributed net investment income      --

At December 31, 1998, the following Series had a capital loss carryforward for federal income tax purposes which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.


                                                            Total Carryover     1999      2000      2001
                                                           ----------------- --------- --------- ---------
Government Securities Series .............................     $6,997,081     $ --      $ --      $ --
High Yield Series ........................................      8,489,633       --        --        --
MFS/Foreign & Colonial Emerging Markets Equity Series.....      4,745,012       --        --        --
Money Market Series ......................................          1,161       --        --        --
World Asset Allocation Series ............................
Zero Coupon Series, Portfolio 2000 .......................         12,172       --        --        --



                                                                2002          2003          2004          2005          2006
                                                           ------------- ------------- ------------- ------------- -------------
Government Securities Series .............................  $2,746,862    $    78,697   $1,721,078    $2,450,444   $  --
High Yield Series ........................................     701,562      2,157,903        --           --       5,630,168
MFS/Foreign & Colonial Emerging Markets Equity Series.....       --             --           --           --       4,745,012
Money Market Series ......................................         631          --             530        --          --
World Asset Allocation Series ............................
Zero Coupon Series, Portfolio 2000 .......................       --             8,386        3,786        --          --

(3) Transactions with Affiliates

The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS), an indirect subsidiary of Sun Life Assurance Company of Canada, to provide overall investment advisory and administrative services and general office facilities. Investment advisory fees are computed daily and paid monthly at an effective annual rate based on a percentage of each Series' average daily net assets. The agreements also provide that each Series will be reimbursed for operating expenses and other expenses, exclusive of investment advisory fees, in excess of the expense limitation indicated below, calculated based on the average daily net assets of each Series for the fiscal year. Investment advisory fees and expense limitations respectively, are as follows:

                                                                                                   Total           Other
                                                                                Investment        Expense         Expense
                                                                              Advisory Fees     Limitations     Limitations
                                                                             ---------------   -------------   ------------
      Government Securities Series .......................................          0.55%          N/A             N/A
      High Yield Series ..................................................          0.75%          N/A             N/A
      International Growth and Income Series .............................         0.975%*         N/A             N/A
      MFS[RegTM]/Foreign & Colonial Emerging Markets Equity Series .......          1.25%          N/A             N/A
      Money Market Series ................................................          0.50%          N/A             N/A
      World Asset Allocation(SM) Series ..................................          0.75%*         N/A             N/A
      World Governments Series ...........................................          0.75%*        1.25%            N/A
      World Total Return Series ..........................................          0.75%*         N/A             N/A
      Zero Coupon Series, Portfolio 2000 .................................          0.25%         1.25%            N/A
      Bond Series ........................................................          0.60%          N/A             0.40%
      Strategic Income Series ............................................          0.75%          N/A             0.50%

*The advisory fee for the World Asset Allocation(SM) Series, World Governments
 Series, and World Total Return Series is 0.75% of the first $300 million of average daily net assets of each of the Series and 0.675% of the average daily net assets of each Series in excess of $300 million. The advisory fee for the International Growth and Income Series is reduced to 0.925% of the average daily net assets in excess of $500 million.


Under an expense limitation agreement, MFS assumed expenses for the period ended December 31, 1998, amounting to $2,021, $3,495, and $13,628 for the Bond Series, Strategic Income Series, and the Zero Coupon Series, Portfolio 2000.


Administrator - Each Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets, provided that the administrative fee is not assessed on Series assets that exceed $3 billion:

  First $1 billion................     0.0150%
  Next $1 billion.................     0.0125%
  Next $1 billion.................     0.0100%
  In excess of $3 billion.........     0.0000%

The Trust pays no compensation directly to its Trustees or officers who are affiliated with MFS or Sun Life Assurance Company of Canada (U.S.), all of whom receive renumeration for their services to the Trust from MFS or Sun Life Assurance Company of Canada. Certain officers and Trustees of the Trust are officers or directors of MFS or Sun Life Assurance Company of Canada.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations were as follows:

                                                               Government
                                                               Securities      High Yield
                                               Bond Series       Series          Series
                                              ------------- --------------- ---------------
Purchases
U.S. government securities ..................  $13,903,657   $506,465,104    $         --
                                               ===========   ============    ============
Investments (non-U.S. government securities)   $16,009,906   $         --    $473,489,712
                                               ===========   ============    ============
Sales
U.S. government securities ..................  $ 6,270,030   $435,885,391    $         --
                                               ===========   ============    ============
Investments (non-U.S. government securities)   $ 6,022,932   $         --    $401,531,945
                                               ===========   ============    ============



                                               International                      MFS[RegTM]/Foreign &
                                                 Growth and      Money Market       Colonial Emerging
                                               Income Series        Series+       Markets Equity Series
                                              --------------- ------------------ ----------------------
Purchases
U.S. government securities ..................   $        --    $15,272,122,114         $        --
                                                ===========    ===============         ===========
Investments (non-U.S. government securities)    $43,949,315    $ 1,177,489,490         $19,316,557
                                                ===========    ===============         ===========
Sales
U.S. government securities ..................   $        --    $16,339,678,000         $        --
                                                ===========    ===============         ===========
Investments (non-U.S. government securities)    $33,598,218    $     4,297,525         $18,332,393
                                                ===========    ===============         ===========

+Purchases and sales of investments for Money Market Series consist solely of short-term obligations.



                                                                            World Asset
                                                        Strategic Income     Allocation
                                                             Series            Series
                                                       ------------------ ---------------
Purchases
U.S. government securities ...........................     $ 1,382,925     $ 57,491,809
                                                           ===========     ============
Investments (non-U.S. government securities) .........     $12,068,328     $156,524,452
                                                           ===========     ============
Sales
U.S. government securities ...........................     $ 1,206,565     $ 50,445,835
                                                           ===========     ============
Investments (non-U.S. government securities) .........     $ 4,890,800     $136,114,008
                                                           ===========     ============



                                                            World                        Zero Coupon
                                                         Governments     World Total       Series,
                                                            Series      Return Series   Portfolio 2000
                                                       --------------- --------------- ---------------
Purchases
U.S. government securities ...........................  $177,077,559     $56,170,300       $     --
                                                        ============     ===========       ========
Investments (non-U.S. government securities) .........  $125,857,362     $75,818,322       $     --
                                                        ============     ===========       ========
Sales
U.S. government securities ...........................  $189,541,685     $53,154,062       $391,831
                                                        ============     ===========       ========
Investments (non-U.S. government securities) .........  $129,090,617     $64,591,136       $     --
                                                        ============     ===========       ========

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:


                                                                       Government
                                                    Bond Series    Securities Series
                                                  --------------- -------------------
Aggregate cost ..................................   $18,986,000      $434,993,452
                                                    ===========      ============
Gross unrealized appreciation ...................   $   170,944      $ 18,231,478
                                                    ===========      ============
Gross unrealized depreciation ...................   $  (119,757)     $   (642,896)
                                                    ===========      ============
 Net unrealized appreciation (depreciation) .....   $    51,187      $ 17,588,582
                                                    ===========      ============



                                                                     International                      MFS/Foreign &
                                                      High Yield       Growth and    Money Market     Colonial Emerging
                                                        Series       Income Series      Series      Markets Equity Series
                                                  ----------------- --------------- -------------- ----------------------
Aggregate cost ..................................   $ 330,535,176    $ 63,792,482    $465,163,385       $ 21,234,820
                                                    =============    ============    ============       ============
Gross unrealized appreciation ...................   $   7,963,849    $ 13,177,922    $         --       $  1,280,126
                                                    =============    ============    ============       ============
Gross unrealized depreciation ...................   $ (20,509,031)   $ (2,014,945)   $         --       $ (5,432,514)
                                                    =============    ============    ============       ============
 Net unrealized appreciation (depreciation) .....   $ (12,545,182)   $ 11,162,977    $         --       $ (4,152,388)
                                                    =============    ============    ============       ============


                                                                         World Asset
                                                     Strategic Income     Allocation
                                                          Series            Series
                                                    ------------------ ---------------
Aggregate cost ....................................     $7,503,539      $116,732,342
                                                        ==========      ============
Gross unrealized appreciation .....................     $  116,516      $ 15,085,717
                                                        ==========      ============
Gross unrealized depreciation .....................     $ (199,114)     $ (9,370,093)
                                                        ==========      ============
 Net unrealized appreciation (depreciation) .......     $  (82,598)     $  5,713,624
                                                        ==========      ============



                                                                          World
                                                         World            Total        Zero Coupon
                                                      Governments        Return          Series,
                                                         Series          Series       Portfolio 2000
                                                    --------------- ---------------- ---------------
Aggregate cost ....................................   $93,456,374     $ 84,993,809      $3,333,507
                                                      ===========     ============      ==========
Gross unrealized appreciation .....................   $ 4,905,788     $ 15,175,640      $  143,870
                                                      ===========     ============      ==========
Gross unrealized depreciation .....................   $  (762,978)    $ (1,018,675)     $       --
                                                      ===========     ============      ==========
 Net unrealized appreciation (depreciation) .......   $ 4,142,810     $ 14,156,965      $  143,870
                                                      ===========     ============      ==========

(5) Shares of Beneficial Interest
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value. Transactions in Trust shares during the periods ended December 31, 1998 and December 31, 1997, are presented below.




                                                                                    Bond Series
                                                                             Period ended December 31,
                                                                                       1998***
                                                                           ------------------------------
Shares sold ............................................................     2,318,393      $ 24,240,231
Shares issued to shareholders in reinvestment of distributions .........            --                --
Shares reacquired ......................................................      (485,341)       (5,147,887)
                                                                             ---------      ------------
 Net increase ..........................................................     1,833,052      $ 19,092,344
                                                                             =========      ============

***For the period from the commencement of the Series' investment operations, May 6, 1998, through December 31, 1998.

                                                                            Government Securities Series
                                                                                     Year Ended
                                                                                 December 31, 1998
                                                                         ----------------------------------
Shares sold ............................................................     13,540,558    $ 178,146,550
Shares issued to shareholders in reinvestment of distributions .........      1,852,375       23,191,736
Shares reacquired ......................................................    (10,971,934)    (144,023,149)
                                                                            -----------    -------------
 Net increase (decrease) ...............................................      4,420,999    $  57,315,137
                                                                            ===========    =============



                                                                           Government Securities Series
                                                                                    Year ended
                                                                                 December 31, 1997
                                                                         ---------------------------------
Shares sold ............................................................     6,269,218    $  79,600,457
Shares issued to shareholders in reinvestment of distributions .........     2,083,486       25,293,515
Shares reacquired ......................................................    (8,394,026)    (106,557,412)
                                                                            ----------    -------------
 Net increase (decrease) ...............................................       (41,322)   $  (1,663,440)
                                                                            ==========    =============


                                                                                 High Yield Series
                                                                                     Year ended
                                                                                 December 31, 1998
                                                                         ----------------------------------
Shares sold ............................................................     19,323,267    $ 182,977,758
Shares issued to shareholders in reinvestment of distributions .........      2,105,706       20,130,546
Shares reacquired ......................................................    (14,167,974)    (134,004,601)
                                                                            -----------    -------------
 Net increase ..........................................................      7,260,999    $  69,103,703
                                                                            ===========    =============



                                                                                 High Yield Series
                                                                                     Year ended
                                                                                 December 31, 1997
                                                                         ----------------------------------
Shares sold ............................................................     19,435,303    $ 181,713,288
Shares issued to shareholders in reinvestment of distributions .........      1,705,882       15,079,993
Shares reacquired ......................................................    (14,128,975)    (131,893,857)
                                                                            -----------    -------------
 Net increase ..........................................................      7,012,210    $  64,899,424
                                                                            ===========    =============


                                                                         International Growth and Income
                                                                                      Series
                                                                                    Year ended
                                                                                December 31, 1998
                                                                         --------------------------------
Shares sold ............................................................     4,247,634    $ 52,324,284
Shares issued to shareholders in reinvestment of distributions .........       153,975       1,998,589
Shares reacquired ......................................................    (3,280,247)    (40,403,058)
                                                                            ----------    ------------
 Net increase ..........................................................     1,121,362    $ 13,919,815
                                                                            ==========    ============



                                                                         International Growth and Income
                                                                                     Series
                                                                                   Year ended
                                                                               December 31, 1997
                                                                         ------------------------------
Shares sold ............................................................   2,177,646    $ 23,608,560
Shares issued to shareholders in reinvestment of distributions .........      48,440         519,278
Shares reacquired ......................................................    (989,238)    (10,727,142)
                                                                           ---------    ------------
 Net increase ..........................................................   1,236,848    $ 13,400,696
                                                                           =========    ============


                                                                         MFS/Foreign & Colonial Emerging
                                                                              Markets Equity Series
                                                                                    Year ended
                                                                                December 31, 1998
                                                                         --------------------------------
Shares sold ............................................................     1,812,274    $ 17,009,645
Shares issued to shareholders in reinvestment of distributions .........        71,423         759,940
Shares reacquired ......................................................    (1,789,384)    (16,558,236)
                                                                            ----------    ------------
 Net increase ..........................................................        94,313    $  1,211,349
                                                                            ==========    ============



                                                                            MFS/Foreign & Colonial
                                                                               Emerging Markets
                                                                                Equity Series
                                                                                  Year ended
                                                                              December 31, 1997
                                                                         ----------------------------
Shares sold ............................................................   2,597,554    $30,304,756
Shares issued to shareholders in reinvestment of distributions .........         685          7,806
Shares reacquired ......................................................    (734,171)    (8,603,757)
                                                                           ---------    -----------
 Net increase ..........................................................   1,864,068    $21,708,805
                                                                           =========    ===========


                                                                                 Money Market Series
                                                                                     Year ended
                                                                                  December 31, 1998
                                                                         -----------------------------------
Shares sold ............................................................     814,050,457    $ 814,050,457
Shares issued to shareholders in reinvestment of distributions .........      19,399,147       19,399,147
Shares reacquired ......................................................    (707,964,912)    (707,964,912)
                                                                            ------------    -------------
 Net increase (decrease) ...............................................     125,484,692    $ 125,484,692
                                                                            ============    =============



                                                                                 Money Market Series
                                                                                     Year ended
                                                                                  December 31, 1997
                                                                         -----------------------------------
Shares sold ............................................................     795,411,183    $ 795,411,183
Shares issued to shareholders in reinvestment of distributions .........      19,348,059       19,348,059
Shares reacquired ......................................................    (883,864,334)    (883,864,334)
                                                                            ------------    -------------
 Net increase (decrease) ...............................................     (69,105,092)   $ (69,105,092)
                                                                            ============    =============


                                                                              Strategic Income Series
                                                                             Period ended December 31,
                                                                                       1998***
                                                                           ------------------------------
Shares sold ............................................................     1,127,549      $11,109,024
Shares issued to shareholders in reinvestment of distributions .........            --               --
Shares reacquired ......................................................      (352,905)      (3,456,275)
                                                                             ---------      -----------
 Net increase ..........................................................       774,644      $ 7,652,749
                                                                             =========      ===========

***For the period from the commencement of the Series' investment operations, May 6, 1998, through December 31, 1998.



                                                                          World Asset Allocation Series
                                                                                    Year ended
                                                                                December 31, 1998
                                                                         --------------------------------
Shares sold ............................................................     1,735,664    $ 25,786,468
Shares issued to shareholders in reinvestment of distributions .........       627,288       9,459,505
Shares reacquired ......................................................    (2,050,525)    (29,121,176)
                                                                            ----------    ------------
 Net increase ..........................................................       312,427    $  6,124,797
                                                                            ==========    ============



                                                                         World Asset Allocation Series
                                                                                   Year ended
                                                                               December 31, 1997
                                                                         ------------------------------
Shares sold ............................................................   3,321,881    $ 47,471,104
Shares issued to shareholders in reinvestment of distributions .........     345,266       4,768,120
Shares reacquired ......................................................    (801,606)    (11,485,960)
                                                                           ---------    ------------
 Net increase ..........................................................   2,865,541    $ 40,753,264
                                                                           =========    ============

                                                                             World Governments Series
                                                                                    Year ended
                                                                                December 31, 1998
                                                                         --------------------------------
Shares sold ............................................................       751,460    $  8,474,446
Shares issued to shareholders in reinvestment of distributions .........       119,653       1,288,659
Shares reacquired ......................................................    (3,049,106)    (33,965,266)
                                                                            ----------    ------------
 Net decrease ..........................................................    (2,177,993)   $(24,202,161)
                                                                            ==========    ============



                                                                             World Governments Series
                                                                                    Year ended
                                                                                December 31, 1997
                                                                         --------------------------------
Shares sold ............................................................       943,520    $ 10,115,726
Shares issued to shareholders in reinvestment of distributions .........       477,929       5,018,251
Shares reacquired ......................................................    (3,720,826)    (39,962,015)
                                                                            ----------    ------------
 Net decrease ..........................................................    (2,299,377)   $(24,828,038)
                                                                            ==========    ============


                                                                            World Total Return Series
                                                                                    Year ended
                                                                                December 31, 1998
                                                                         --------------------------------
Shares sold ............................................................     1,900,268    $ 29,501,676
Shares issued to shareholders in reinvestment of distributions .........       255,010       3,937,348
Shares reacquired ......................................................    (1,022,930)    (15,928,505)
                                                                            ----------    ------------
 Net increase ..........................................................     1,132,348    $ 17,510,519
                                                                            ==========    ============



                                                                          World Total Return Series
                                                                                  Year ended
                                                                              December 31, 1997
                                                                         ----------------------------
Shares sold ............................................................   2,439,728    $33,780,337
Shares issued to shareholders in reinvestment of distributions .........      95,674      1,281,077
Shares reacquired ......................................................    (485,744)    (6,851,705)
                                                                           ---------    -----------
 Net increase ..........................................................   2,049,658    $28,209,709
                                                                           =========    ===========


                                                                           Zero Coupon Series, 2000
                                                                                   Portfolio
                                                                                  Year ended
                                                                               December 31, 1998
                                                                         -----------------------------
Shares sold ............................................................      94,914    $   837,608
Shares issued to shareholders in reinvestment of distributions .........      24,952        212,590
Shares reacquired ......................................................    (138,240)    (1,222,792)
                                                                            --------    -----------
 Net decrease ..........................................................     (18,374)   $  (172,594)
                                                                            ========    ===========



                                                                           Zero Coupon Series, 2000
                                                                                   Portfolio
                                                                                  Year ended
                                                                               December 31, 1997
                                                                         -----------------------------
Shares sold ............................................................     288,656    $ 2,515,659
Shares issued to shareholders in reinvestment of distributions .........      27,424        230,910
Shares reacquired ......................................................    (398,721)    (3,490,848)
                                                                            --------    -----------
 Net decrease ..........................................................     (82,641)   $  (744,279)
                                                                            ========    ===========

(6) Financial Instruments
Certain Series of the Trust may trade financial instruments with off-balance-sheet risk in the normal course of their investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, futures contracts, and swap agreements.

The notional or contractual amounts of these instruments represent the investment the Series have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at December 31, 1998, is shown below and on the following pages.

Written Option Transactions -- World Asset Allocation Series
                                                                          1998 Calls                            1998 Puts
                                                   -----------------------------------   ----------------------------------
                                                    Principal Amounts                     Principal Amounts
                                                       of Contracts                         of Contracts
                                                      (000 Omitted)         Premiums        (000 Omitted)        Premiums
                                                   -------------------   -------------   ------------------   -------------
Outstanding, beginning of period --
 Canadian Dollars ..............................                --        $       --             16,608        $  276,801
 Deutsche Marks/British Pounds .................            20,230           101,373                 --                --
 Japanese Yen ..................................         1,423,136           224,592            812,255            81,533
 Swiss Francs/Deutsche Marks ...................            15,752           109,845                 --                --
Options written --
 Australian Dollars ............................             7,699           130,179              4,626            57,252
 British Pounds ................................             3,606            27,725                 --                --
 Canadian Dollars ..............................            21,952           110,716             10,001            37,415
 Deutsche Marks ................................            28,084            42,137             25,862           132,413
 Deutsche Marks/British Pounds .................            10,834            52,003             25,798           139,632
 Hong Kong Dollars .............................                --                --             60,324           198,989
 Japanese Yen ..................................         8,537,029           569,127         11,602,654           433,228
 Japanese Yen/Deutsche Marks ...................           498,684            59,695                 --                --
 Japanese Yen/New Zealand Dollars ..............         1,885,580           400,574                 --                --
 Norwegian Kroner/Deutsche Marks ...............                --                --            109,652            38,566
 South African Rand ............................             9,233            43,036             46,737           104,629
Options terminated in closing transactions --
 Australian Dollars ............................            (7,699)         (130,179)            (4,626)          (57,252)
 British Pounds ................................            (3,606)          (27,725)                --                --
 Canadian Dollars ..............................            (5,620)          (43,802)           (10,001)          (37,415)
 Deutsche Marks ................................           (28,084)          (42,137)           (25,862)         (132,413)
 Deutsche Marks/British Pounds .................           (10,834)          (52,003)           (25,798)         (139,632)
 Japanese Yen ..................................        (7,463,754)         (483,662)        (8,113,041)         (250,598)
 Japanese Yen/New Zealand Dollars ..............        (1,885,580)         (400,574)                --                --
 Norwegian Kroner/Deutsche Marks ...............                --                --           (109,652)          (38,566)
 Swiss Francs/Deutsche Marks ...................           (15,752)         (109,845)                --                --
 South African Rand ............................            (9,233)          (43,036)            (9,679)          (32,985)
Options expired --
 Canadian Dollars ..............................           (16,332)          (66,914)           (16,608)         (276,801)
 Deutsche Marks/British Pounds .................           (20,230)         (101,373)                --                --
 Japanese Yen ..................................        (1,423,136)         (224,592)        (4,301,868)         (264,163)
 South African Rand ............................                --                --            (37,058)          (71,644)
                                                                          ----------                           ----------
Outstanding, end of period .....................                          $  145,160                           $  198,989
                                                                          ==========                           ==========
Options outstanding at end of period consist of:
 Hong Kong Dollars .............................                --        $       --             60,324        $  198,989
 Japanese Yen ..................................         1,073,275            85,465                 --                --
 Japanese Yen/Deutsche Marks ...................           498,684            59,695                 --                --
                                                                          ----------                           ----------
Outstanding, end of period .....................                          $  145,160                           $  198,989
                                                                          ==========                           ==========

At December 31, 1998, the World Asset Allocation Series had sufficient cash and/or securities at least equal to the value of the written options.

Written Option Transactions -- World Governments Series
                                                                         1998 Calls                           1998 Puts
                                                   ----------------------------------   ---------------------------------
                                                    Principal Amounts                    Principal Amounts
                                                       of Contracts                        of Contracts
                                                      (000 Omitted)        Premiums        (000 Omitted)       Premiums
                                                   -------------------   ------------   ------------------   ------------
Outstanding, beginning of period --
 Japanese Yen ..................................         1,367,105        $  215,750                --        $      --
Options written --
 Australian Dollars ............................             5,747           100,225             3,824           47,326
 British Pounds ................................             2,953            22,699                --               --
 Canadian Dollars ..............................            18,280            94,401             7,287           27,261
 Deutsche Marks/British Pounds .................             9,196            44,141             9,803           51,131
 Japanese Government Bonds .....................         1,348,800            20,723         2,701,000           76,358
 Japanese Yen ..................................         6,180,104           483,703           895,921           47,327
 Japanese Yen/Deutsche Marks ...................         1,703,872           351,170                --               --
Options terminated in closing transactions --
 Australian Dollars ............................            (4,378)          (82,354)           (3,824)         (47,326)
 British Pounds ................................            (2,953)          (22,699)               --               --
 Canadian Dollars ..............................            (4,859)          (37,873)           (7,287)         (27,261)
 Deutsche Marks/British Pounds .................            (9,196)          (44,141)              (18)          (6,990)
 Japanese Government Bonds .....................        (1,348,800)          (20,723)       (2,701,000)         (76,358)
 Japanese Yen ..................................        (1,229,731)         (121,082)               --               --
Options expired --
 Canadian Dollars ..............................           (13,421)          (56,528)               --               --
 Deutsche Marks/British Pounds .................                --                --            (9,785)         (44,141)
 Japanese Yen ..................................        (1,367,105)         (215,750)         (895,921)         (47,327)
 Japanese Yen/Deutsche Marks ...................        (1,304,443)         (303,356)               --               --
Options exercised --
 Australian Dollars ............................            (1,369)          (17,871)               --               --
 Japanese Yen ..................................        (4,091,032)         (294,192)               --               --
                                                                          ----------                          ---------
Outstanding, end of period .....................                          $  116,243                          $      --
                                                                          ==========                          =========
Options outstanding at end of period consist of:
 Japanese Yen ..................................           859,341        $   68,429                --        $      --
 Japanese Yen/Deutsche Marks ...................           399,429            47,814                --               --
                                                                          ----------                          ---------
                                                                          $  116,243                          $      --
                                                                          ==========                          =========

At December 31, 1998, the World Governments Series had sufficient cash and/or securities at least equal to the value of the written options.



Written Option Transactions -- World Total Return Series
                                                                     1998 Calls                           1998 Puts
                                               ----------------------------------   ---------------------------------
                                                Principal Amounts                    Principal Amounts
                                                   of Contracts                        of Contracts
                                                  (000 Omitted)        Premiums        (000 Omitted)       Premiums
                                               -------------------   ------------   ------------------   ------------
Outstanding, beginning of period --
 Japanese Yen ..............................           311,538        $   49,165              --          $      --
Options written --
 Australian Dollars ........................             2,043            35,252           1,331             16,468
 British Pounds ............................             1,033             7,939              --                 --
 Canadian Dollars ..........................             6,511            33,440           2,497              9,343
 Deutsche Marks/British Pounds .............             3,132            15,033           3,340             17,811
 Japanese Government Bonds .................           434,300             6,673         869,700             24,586
 Japanese Yen ..............................         1,870,998           137,042         346,404             18,299
 Japanese Yen/Deutsche Marks ...............           366,467            85,224              --                 --
Options terminated in closing transactions--
 Australian Dollars ........................            (1,491)          (28,047)         (1,331)           (16,468)
 British Pounds ............................            (1,033)           (7,939)             --                 --
 Canadian Dollars ..........................            (1,731)          (13,492)         (2,497)            (9,343)
 Deutsche Marks/British Pounds .............            (3,132)          (15,033)             (7)            (2,778)
 Japanese Government Bonds .................          (434,300)           (6,673)       (869,700)           (24,586)
 Japanese Yen ..............................          (390,106)          (30,600)             --                 --
Options Expired --
 Canadian Dollars ..........................            (4,780)          (19,948)             --                 --
 Deutsche Marks/British Pounds .............                                              (3,433)           (15,033)
 Japanese Yen ..............................          (311,538)          (49,165)       (346,404)           (18,299)
 Japanese Yen/Deutsche Marks ...............          (366,467)          (85,224)             --                 --
Options Exercised --
 Australian Dollars ........................              (552)           (7,205)             --                 --
 Japanese Yen ..............................        (1,480,892)         (106,442)             --                 --
                                                                      ----------                          ---------
Outstanding, end of period .................                          $       --                          $      --
                                                                      ==========                          =========

Written Option Transactions -- Strategic Income Series
                                                            1998 Calls                        1998 Puts
                                       --------------------------------   ------------------------------
                                        Principal Amounts                  Principal Amounts
                                           of Contracts                      of Contracts
                                          (000 Omitted)       Premiums       (000 Omitted)      Premiums
                                       -------------------   ----------   ------------------   ---------
Options written --
 Japanese Yen ......................             --           $    --           95,681          $8,777
                                             ------           -------           ------          ------
Outstanding, end of period .........             --           $    --           95,681          $8,777
                                             ======           =======           ======          ======

Forward Foreign Currency Exchange Contracts -- Bond Series

Forward foreign currency purchases and sales under master netting agreements amounted to a net payable of $7 with Merrill Lynch at December 31, 1998.


Forward Foreign Currency Exchange Contracts


Series                     Transaction   Settlement Date
-------------------------------------------------------------
Strategic Income Series    Purchases        3/15/99       AUD
                                            3/15/99       JPY



                                                                              Net Unrealized
                             Contracts to    Contracts at                      Appreciation
Series                     Deliver/Receive       Value      In Exchange For   (Depreciation)
--------------------------------------------------------------------------------------------
Strategic Income Series          132,333       $  80,914       $  81,649        $   (735)
                              15,234,290         135,591         131,257           4,334
                                               ---------       ---------        --------
                                               $ 216,505       $ 212,906        $  3,599
                                               =========       =========        ========

Forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $107 with First Boston, and a net receivable of $916 with Deutsche Bank and $25,316 with Merrill Lynch at December 31, 1998.


Forward Foreign Currency Exchange Contracts


Series                           Transaction   Settlement Date
--------------------------------------------------------------------
World Asset Allocation Series           Sales     3/15/99       AUD
                                                  1/15/99       FIM
                                                  3/15/99       FRF
                                                  5/03/99       HKD
                                                  3/15/99       NLG
                                                  3/15/99       SGD
                                    --------------------------------
                                    Purchases     3/15/99       AUD
                                                  5/03/99       HKD
                                                  3/15/99       JPY
                                                  3/15/99       NZD



                                                                                    Net Unrealized
                                   Contracts to    Contracts at                      Appreciation
Series                           Deliver/Receive       Value      In Exchange For   (Depreciation)
--------------------------------------------------------------------------------------------------
World Asset Allocation Series        1,719,398     $ 1,051,323      $ 1,076,773      $   25,450
                                    15,717,496       3,085,719        2,880,192        (205,527)
                                    19,195,604       3,443,562        3,450,399           6,837
                                    55,000,000       7,088,296        6,919,979        (168,317)
                                    13,228,190       7,063,287        7,076,434          13,147
                                     7,067,081       4,311,907        4,315,775           3,868
                                                   -----------      -----------      ----------
                                                   $26,044,094      $25,719,552      $ (324,542)
                                                   ===========      ===========      ==========

                                   ------------------------------------------------------------
                                     1,715,874     $ 1,049,169      $ 1,058,693      $   (9,524)
                                    55,000,000       7,088,296        6,729,954         358,342
                                   244,796,198       2,178,774        2,109,130          69,644
                                        66,309          34,883           34,215             668
                                                   -----------      -----------      ----------
                                                   $10,351,122      $ 9,931,992      $  419,130
                                                   ===========      ===========      ==========

Forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $106,128 with Merrill Lynch, $314,630 with First Boston and a net payable of $399,559 with Deutsche Bank at December 31, 1998.


Forward Foreign Currency Exchange Contracts


Series                      Transaction   Settlement Date
----------------------------------------------------------------
World Governments Series           Sales     3/15/98       AUD
                                             3/15/98       DKK
                                             3/15/98       NZD

                               ----------------------------------
                               Purchases     3/15/98       AUD
                                             3/15/98       JPY
                                             3/15/98       NLG



                                                                               Net Unrealized
                              Contracts to    Contracts at                      Appreciation
Series                      Deliver/Receive       Value      In Exchange For   (Depreciation)
---------------------------------------------------------------------------------------------
World Governments Series        1,459,446     $   892,376      $   913,978       $  21,602
                               12,813,785       2,018,097        2,026,343           8,246
                                5,859,644       3,082,566        3,037,378         (45,188)
                                              -----------      -----------       ---------
                                              $ 5,993,039      $ 5,977,699       $ (15,340)
                                              ===========      ===========       =========

                              ------------------------------------------------------------
                                3,862,150     $ 2,361,505      $ 2,382,946       $ (21,441)
                              196,001,411       1,744,483        1,688,721          55,762
                                   20,687          11,046           11,067             (21)
                                              -----------      -----------       ---------
                                              $ 4,117,034      $ 4,082,734       $  34,300
                                              ===========      ===========       =========

Forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $361,314 with Merrill Lynch, $63,293 with First Boston, and $23,374 with Deutsche Bank at December 31, 1998.

Forward Foreign Currency Exchange Contracts

Series                       Transaction   Settlement Date
---------------------------------------------------------------
World Total Return Series           Sales     3/15/99       AUD
                                              3/15/99       DKK
                                              3/15/99       NZD

                                -------------------------------
                                Purchases     3/15/99       AUD
                                              3/15/99       NLG



                                                                                Net Unrealized
                               Contracts to    Contracts at                      Appreciation
Series                       Deliver/Receive       Value      In Exchange For   (Depreciation)
----------------------------------------------------------------------------------------------
World Total Return Series         497,036       $  303,912       $  311,269       $   7,357
                                4,481,632          705,831          708,715           2,884
                                2,318,142        1,219,498        1,203,901         (15,597)
                                                ----------       ----------       ---------
                                                $2,229,241       $2,223,885       $  (5,356)
                                                ==========       ==========       =========

                                -----------------------------------------------------------
                                1,472,374       $  900,281       $  908,455       $  (8,174)
                                3,213,185        1,715,703        1,718,896          (3,193)
                                                ----------       ----------       ---------
                                                $2,615,984       $2,627,351       $ (11,367)
                                                ==========       ==========       =========

Forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $7,836 with Deutsche Bank, $19,714 with First Boston and $30,905 with Merrill Lynch at December 31, 1998.


Futures Contracts -- World Asset Allocation Series

                                                              Unrealized
                                                             Appreciation
Description       Expiration     Contracts     Position     (Depreciation)
--------------------------------------------------------------------------
Nikkei 225       3/11/99             34         Short        $  177,234
DAX Index        3/18/99             19         Short          (335,813)
FTSE 100         3/19/99             41         Short          (114,164)
CAC 40 Index     3/31/99            115         Short          (174,783)
                                                             ----------
                                                             $ (441,078)

At December 31, 1998, the Series had sufficient cash and/or securities to cover margin requirements on open futures contracts.


(7) Restricted Securities
Each Series of the Trust is restricted from investing more than a certain amount of its net assets in securities which are subject to legal or contractual restrictions on resale. Such restrictions range between 0% and 15% of the Series' net assets. At December 31, 1998, the High Yield Series and World Asset Allocation(SM) Series owned the following restricted securities (consisting of 0.37% and 4.33% of the net assets of each series, respectively) which may not be publicly sold without registration under the Securities Act of 1933. The Trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in good faith by or at the direction of the Trustees.


                                                                       Date of     Principal/Share
Series                  Description                                  Acquisition       Amount           Cost         Value
----------------------------------------------------------------------------------------------------------------------------
High Yield Series       Airplane Pass Through Trust, 10.875, 2019       3/13/96         700,000     $  700,000    $  744,408

                        Atlantic Gulf Communities Corp.                 9/25/95              30             --            23
                        Merrill Lynch Mortgage Investors, Inc.,
                        8.335, 2022                                     6/22/97         500,000        346,563       472,734
                                                                                                    ----------    ----------
                                                                                                    $1,046,563    $1,217,165
                                                                                                    ==========    ==========
World Asset Allocation
Series                  Cargill, COLT                                   8/29/97       5,500,000     $5,527,500    $5,343,983
                        Russian Principal Loans, 5.969s, 2020          10/31/97       2,500,000      1,392,187       150,000
                                                                                                    ----------    ----------
                                                                                                    $6,919,687    $5,493,983
                                                                                                    ==========    ==========

(8) Line of Credit
The Trust and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each Series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fees allocated to each Series for the year ended December 31, 1998, are as follows:


                                                           Commitment Fee
-------------------------------------------------------------------------
Bond Series                                                    $  128
Government Securities                                             970
High Yield Series                                               1,264
International Growth and Income Series                            256
MFS/Foreign & Colonial Emerging Markets Equity Series              62
Money Market Series                                             8,715
Strategic Income Series                                            --
World Asset Allocation Series                                     502
World Governments Series                                          416
World Total Return Series                                         362
Zero Coupon Series, Portfolio 2000                                 14

Independent Auditors' Report

To The Trustees and Contract Owners of MFS/Sun Life Series Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Bond Series, Government Securities Series, High Yield Series, International Growth and Income Series, MFS[RegTM]/Foreign & Colonial Emerging Markets Equity Series, Money Market Series, Strategic Income Series, World Asset Allocation(SM) Series, World Government Series, World Total Return Series and Zero Coupon Series, Portfolio 2000, (each a portfolio of MFS/Sun Life Series Trust), as of December 31, 1998, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1998 and 1997, and the financial highlights for each of the years in the five-year period ended December 31, 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective portfolios of the MFS/Sun Life Series Trust at December 31, 1998, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP


Boston, Massachusetts
February 4, 1999

                ----------------------------------------------
This MFS [RegTM]/Sun Life Series Trust Annual Report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by the current prospectus.

Federal Tax Information

Dividends Received Deduction
For the year ended December 31, 1998, the amount of distributions from income eligible for the 70% dividends received deduction for corporations was as follows:



                                   Dividends
                                   Received
                                   Deduction
                                  ----------
World Asset Allocation Series         1.59%
World Total Return Series            10.21%

Foreign Tax Credit
For the year ended December 31, 1998, interest and dividends from foreign countries and taxes paid to foreign countries were as follows:



                                                             Interest
                                                           and Dividends       Taxes
                                                          ---------------   -----------
International Growth and Income Series                       $1,152,376      $127,672
World Asset Allocation Series                                 1,196,497       131,417
World Total Return Series                                     1,549,897        78,608
MFS/Foreign & Colonial Emerging Markets Equity Series           516,104        28,587

Federal Income Tax Information on Distributions
The Series below have designated the following long-term capital gain distributions:



                                                            Long-Term
                                                           Capital Gains
                                                          --------------
International Growth and Income Series                      $1,412,404
MFS/Foreign & Colonial Emerging Markets Equity Series          162,905
World Asset Allocation Series                                2,902,113
World Total Return Series                                    1,936,278

                         MFS Prepares for the Year 2000


                                [Year 2000 Logo]


MFS Investment Management[RegTM] is committed to the effective use of technology in managing investments, delivering high-quality service to our fund shareholders, and supporting the financial advisers who sell our products. With that in mind, we created a separately funded Year 2000 Program Management Office in 1996 composed of a specialized staff reporting directly to MFS senior management.

The Year 2000 (Y2K) problem arose because date fields in computers and software applications have traditionally used two-digit codes. Since the dawn of the computer age, the implied first two digits have been "1" and "9." In the year 2000, that can no longer be the case because computer applications may assume "00" refers to 1900. Our team of dedicated business and technology managers, working with outside experts, is taking reasonable steps to ascertain the Y2K compliance of MFS' internal systems. We are also working with our vendors to seek reasonable assurances that their systems are or will be compliant.

MFS realizes that investors are also concerned about whether the companies in the Funds' portfolios are addressing their internal Y2K issues. As MFS' portfolio managers and research analysts meet with the managements of portfolio companies as part of the MFS[RegTM] Original Research(SM) process, one of the many factors they may consider is a company's Y2K preparedness.

Year 2000 compliance is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K phenomenon. While MFS is making an effort to ensure the integrity of its internal systems, there are significant systems interdependencies in the domestic and foreign securities markets, external vendor systems, and the internal business environments of its portfolio companies. There can be no assurance that the steps MFS has taken will be sufficient to avoid any adverse impact on the Funds. However, MFS will continue to review and test its internal systems.

                              Year 2000 and Beyond


                       [SUN LIFE LOGO] Sun Life
                                       Assurance Company
                                       of Canada (U.S.)


The potentional hazard of computers having difficulty dealing with the year 2000 has been widely reported in the media. Essentially, the "Y2K" problem stems from some computer software being written in a way that will handle only two digits of a year rather than the full four digits. This becomes a problem when 2000 is perceived as simply "00", with the result that the computer software interprets the date as 1900 rather than 2000.

Sun Life began working on this problem in 1995 when a Company strategy for dealing with the issue was approved by our systems management. It was apparent that effective support from senior management was a key component to successfully correcting Sun Life's systems. For this reason, in early 1996 Sun Life's chairman and CEO delivered a clear mandate to make Y2K a top priority. Since that time we have inventoried and assessed nearly 2000 systems around the Company.

The vast majority of Sun Life's systems have already been tested, and, based on these tests, have been certified as compliant. The current target date for completion of Sun Life's certification program is the end of the first quarter of 1999. Even though relatively few Y2K bugs were actually found during analysis, it has been Sun Life's policy to test every system before it can be certified as compliant. The price tag for this massive project has been steep -- over $100 million (Cdn). However, we consider the money well spent when it means that Sun Life can move into the year 2000 and beyond confident that our systems will support Sun Life's position as a leader in the financial services industry.

The preceding is a Year 2000 Readiness Disclosure pursuant to the Year 2000 Readiness Disclosure Act enacted by the United States Congress on October 19, 1998.

MFS[RegTM]/Sun Life Series Trust
500 Boylston Street, Boston, MA 02116-3741

Trustees

JOHN D. McNEIL*, Chairman and Trustee
Chairman, Sun Life Assurance Company of Canada,
Toronto, Ontario, Canada

SAMUEL ADAMS, Trustee
Partner, Warner & Stackpole (attorneys), Boston, Massachusetts

DAVID D. HORN*, Trustee
Former Senior Vice President and General Manager,
Sun Life Assurance Company of Canada,
Boston, Massachusetts

GARTH MARSTON, Trustee
Former Chairman, The Provident Institution for Savings,
Boston, Massachusetts

DERWYN F. PHILLIPS, Trustee
Former Vice Chairman, The Gillette Company,
Marblehead, Massachusetts

WILLIAM R. GUTOW, Trustee
Vice Chairman, Capitol Entertainment Management Company;
Real Estate Consultant, Dallas, Texas

J. KERMIT BIRCHFIELD, Trustee
Consultant; Chairman, Display Technology, Inc. (manufacturer of liquid-crystal display technology); Managing Director, Century Partners, Inc. (investments), Gloucester, Massachusetts

Officers+
JAMES R. BORDEWICK, JR., Assistant Secretary
MARK E. BRADLEY, Assistant Treasurer
STEPHEN E. CAVAN, Secretary and Clerk
W. THOMAS LONDON, Treasurer
ELLEN MOYNIHAN, Assistant Treasurer
JAMES O. YOST, Assistant Treasurer

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

Custodian and Dividend Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

Auditors
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110-1617


Portfolio Managers+
JEAN O. ALESSANDRO
DAVID A. ANTONELLI
ARNAB KUMAR BANERJI
JOHN F. BRENNAN, JR.
STEPHEN C. BRYANT
DAVID M. CALABRO
JEFFREY CHOWDHRY
CHRISTIAN A. FELIPE
GEOFFREY L. KURINSKY
JOHN D. LAUPHEIMER, JR.
DAVID R. MANNHEIM
PAUL M. McMAHON
STEVEN E. NOTHERN
LISA B. NURME
BERNARD A. SCOZZAFAVA
MAURA A. SHAUGHNESSY
TONI Y. SHIMURA
FREDERICK J. SIMMONS
BRIAN E. STACK
JAMES T. SWANSON
(on behalf of the MFS World
Asset Allocation Committee)

*Affiliated with the Sponsor.
+Affiliated with the Investment Adviser.                        SUN-2A 2/99 192M